Notice of	2016 Annual Meeting of Shareholders and Proxy Statement

Wednesday, May 11, 2016 10:00 a.m., Pacific Time TrueBlue Building 1015 A Street Tacoma, WA 98402

Schedule 14A (Rule 14a-101)	I

Information required in proxy statement schedule 14a information

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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[ ]	Preliminary Proxy Statement

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[x]	Definitive Proxy Statement

[ ]	Definitive Additional Materials

[ ]	Soliciting Material Under Rule 14a-12

TrueBlue, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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TrueBlue, Inc. [ 2016 Proxy Statement ]

II	Letter to Shareholders

Tacoma, Washington
March 31, 2016

Dear Shareholders:

On behalf of the Board of Directors and management of TrueBlue, Inc., it is a pleasure to invite you to TrueBlue’s 2016 Annual Meeting of Shareholders, to be held at TrueBlue’s corporate headquarters, 1015 A Street, Tacoma, Washington 98402, on Wednesday, May 11, 2016, at 10:00 a.m. (Pacific Daylight Time).

As in prior years, TrueBlue has elected to deliver our proxy materials to the majority of our shareholders over the internet. This delivery process allows us to provide shareholders with the information they need, while at the same time conserving resources and lowering the cost of delivery. On or about March 31, 2016, we mailed to our shareholders a Notice of Internet Availability of Proxy Materials (the “Proxy Notice”) containing instructions on how to access our 2016 proxy statement and 2015 Annual Report to Shareholders. The Proxy Notice also provides instructions on how to vote over the Internet, by telephone, or by requesting and returning a proxy card, and includes instructions on how to receive a paper copy of the proxy materials by mail.

The matters to be acted upon are described in this Notice of Annual Meeting of Shareholders and Proxy Statement.

I look forward to seeing our shareholders at the Annual Meeting of Shareholders. We will report on TrueBlue’s operations and respond to questions you may have.

YOUR VOTE IS VERY IMPORTANT. Whether or not you plan to attend, it is important that your shares be represented. Please vote over the Internet, by telephone, or by mail as soon as possible in order to ensure that your vote is counted. If you are a shareholder of record and attend the Annual Meeting of Shareholders, you will have the right to vote your shares in person.

Very truly yours,

/s/ Joseph P. Sambataro, Jr.

Joseph P. Sambataro, Jr.
Chairman of the Board

TrueBlue, Inc. [ 2016 Proxy Statement ]

Notice of Annual Meeting of Shareholders	III

TrueBlue, Inc. 1015 A Street, Tacoma, Washington 98402

Notice of Annual Meeting of Shareholders Wednesday, May 11, 2016

The 2016 Annual Meeting of Shareholders of TrueBlue, Inc. (the "Meeting"), will be held at TrueBlue’s corporate headquarters at 1015 A Street, Tacoma, Washington 98402, on Wednesday, May 11, 2016, at 10:00 a.m. (Pacific Daylight Time) for the following purposes:

1.	To elect the directors named in this proxy statement to serve until the next annual meeting of shareholders and until their respective successors are elected and qualified;

2.	To amend our Articles of Incorporation to remove board of directors classification provisions;

3.	To amend our Articles of Incorporation to remove restrictions on increases in the size of the board of directors;

4.	To amend our Articles of Incorporation to update the indemnification provisions;

5.	To approve, by advisory vote, compensation for our named executive officers;

6.	To approve the 2016 TrueBlue Omnibus Incentive Plan; and

7.	To ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending January 1, 2017.

Important notice regarding the availability of Proxy Materials for the Annual Meeting of Shareholders to be held on May 11, 2016: Our proxy statement is attached. Financial and other information concerning the Company is contained in our annual report to shareholders for the 2015 fiscal year. The proxy statement and our 2015 Annual Report to shareholders are available on our website at www.TrueBlue.com. Additionally, and in accordance with Securities and Exchange Commission rules, you may access our proxy materials and vote your shares at www.proxyvote.com.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE URGED TO VOTE OVER THE INTERNET, BY TELEPHONE, OR BY MAIL, AS PROMPTLY AS POSSIBLE IN ORDER THAT THE PRESENCE OF A QUORUM MAY BE ASSURED. THE GIVING OF SUCH PROXY DOES NOT AFFECT YOUR RIGHT TO REVOKE IT LATER OR, IF YOU ARE A SHAREHOLDER OF RECORD, VOTE YOUR SHARES IN PERSON IN THE EVENT THAT YOU SHOULD ATTEND THE MEETING.

Only shareholders of record at the close of business on March 11, 2016, will be entitled to notice of, and to vote at, the Meeting and any adjournments thereof. Brokers cannot vote for Proposals 1, 2, 3, 4, 5, and 6 without shareholders' instructions on how to vote.

By Order of the Board of Directors,

/s/ James E. Defebaugh

James E. Defebaugh
Secretary

Tacoma, WA
March 31, 2016

TrueBlue, Inc. [ 2016 Proxy Statement ]

IV	Proxy Statement Summary

This summary highlights information contained elsewhere in this proxy statement. This summary does not contain all of the information that you should consider, and you should read the entire proxy statement carefully before voting.

Annual Meeting of Shareholders

Date and Time
May 11, 2016, 10:00 a.m., Pacific Daylight Time

Location
TrueBlue Building: Robert J. Sullivan Auditorium
1015 A Street, Tacoma, Washington 98402

Record Date
March 11, 2016

Voting
Shareholders as of the record date are entitled to vote. Each share of common stock is entitled to one vote for each director nominee and one vote for each of the proposals.

Vote Right Away

Even if you plan to attend our Meeting, please read this proxy statement with care and vote right away using any of the methods below. In all cases, have your proxy card or voting instructions form in hand and follow the instructions.

Vote using your computer Visit 24/7 www.proxyvote.com	Vote using your tablet or smartphone Scan this QR Code to vote with your mobile device	Vote by telephone Dial toll-free 1-800-690-6903	Vote by requesting and mailing your proxy card Cast your ballot, sign your proxy card, and send by U.S. mail

TrueBlue, Inc. [ 2016 Proxy Statement ]

Proxy Statement Summary	V

Voting Matters

	Agenda Item	Board Vote Recommendation	Page Reference For More Information
1	To elect the directors named in the proxy statement.	FOR	6
2	To amend our Articles of Incorporation to remove board of directors classification provisions.	FOR	9
3	To amend our Articles of Incorporation to remove restrictions on increases in the size of the board of directors.	FOR	10
4	To amend our Articles of Incorporation to update the indemnification provisions.	FOR	11
5	To approve, by advisory vote, the compensation of our named executive officers.	FOR	21
6	To approve the 2016 TrueBlue Omnibus Incentive Plan.	FOR	46
7	To ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending January 1, 2017.	FOR	56

Governance Best Practices

Leadership	Separation of chairman, lead independent director, and CEO roles since 2008
Independence	All non-executive directors are independent
All members of the Governance, Audit, and Compensation Committees are independent
Elections	All directors are elected annually
Board members must be elected by the majority of votes cast
Evaluations	The full board of directors completes annual self-evaluations
The Audit, Compensation, and Innovation and Technology Committees complete annual self-evaluations
Board declassification (Proposal 2)
Alignment with	All directors have stock ownership guidelines
Shareholder Interests	All directors receive annual equity grants

TrueBlue, Inc. [ 2016 Proxy Statement ]

VI	Proxy Statement Summary

2015 Corporate Financial Highlights

Revenue	Grew to $2.7 billion for 2015, a 24% increase over 2014
Net Income	Grew to $71.2 million for 2015, a 8.5% increase over 2014
Diluted Earnings per Share	Increased to $1.71 per share, a 7.3% increase over 2014
Acquisitions	Completed the integration of the Company's largest acquisition and completed the second largest acquisition to date.

Compensation Governance Highlights

Shareholder Approval	88.9% of shareholders approved of our executive compensation program in 2015
Compensation Committee	Compensation Committee oversees and regularly reviews named executive officer compensation.
Compensation Consultant	Compensation Committee retains external independent compensation consultant
Risk	Compensation programs do not encourage excessive or unnecessary risk-taking

2015 Compensation Best Practices

What We Do	What We Do Not Do
Pay for performance by delivering a significant portion of compensation through performance and equity-based plans	No excessive or guaranteed pay targets
Request annual shareholder advisory say-on-pay vote	No cash bonus paid unless Company is profitable
Target total compensation near the median of relevant peers	No re-pricing of options or equity grants
Maintain meaningful stock ownership guidelines for all NEOs	No pension benefits
Engage an independent compensation consultant	No gross-up of excise taxes or benefits
Retain double trigger change-in-control agreements	No hedging or short sales of Company stock
Conduct an annual risk analysis of compensation programs	No reward for excessive risk-taking
Maintain a clawback policy	No excessive executive perquisites
Minimum vesting period for options and restricted shares	No cash buyouts of underwater options

TrueBlue, Inc. [ 2016 Proxy Statement ]

Table of Contents	1

TrueBlue, Inc. [ 2016 Proxy Statement ]

2	General Information

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of TrueBlue, Inc. (“TrueBlue,” “Company,” “we,” “us,” or “our”) to be voted at our 2016 Annual Meeting of Shareholders (the “Meeting”) to be held at 10:00 a.m. (Pacific Daylight Time) on Wednesday, May 11, 2016, at the corporate headquarters of TrueBlue, Inc. at 1015 A Street, Tacoma, Washington 98402, and at any adjournment thereof. This proxy statement contains the required information under the rules of the U.S. Securities and Exchange Commission ("SEC") and is designed to assist you in voting your shares.

Background

What is the purpose of the Meeting?

At the Meeting, shareholders as of the record date will vote on the items of business outlined in the Notice of Annual Meeting of Shareholders (“Meeting Notice”). In addition, management will report on our business and respond to questions from shareholders.

When is the record date?

The Board has established March 11, 2016, as the record date for the Meeting ("Record Date").

Why did I receive a Notice of Internet Availability or why did I receive this proxy statement and a proxy card?

You received a Notice of Internet Availability or this proxy statement and a proxy card because you owned shares of TrueBlue common stock as of the Record Date of March 11, 2016 and are entitled to vote on the items of business at the Meeting. This proxy statement describes the items of business that will be voted on at the Meeting and provides information on these items so that you can make an informed decision.

Who may vote?

In order to vote at the Meeting, you must be a TrueBlue shareholder as of the Record Date. If on the close of business on the Record Date, your shares were registered directly in your name with our transfer agent, then you are a shareholder of record. As a shareholder of record, you may vote in person at the Meeting or by proxy.

If on the close of business on the Record Date, your shares were held in an account at a brokerage firm, bank, or other agent and not in your name, then you are the beneficial owner of shares held in “street name” and these proxy materials are being made available or being forwarded to you by your broker, bank, or other agent ("Agent"). The Agent holding your account is considered to be the shareholder of record for purposes of voting at the Meeting. As a beneficial owner, you have the right to direct your Agent on how to vote the shares in your account. You are also invited to attend the Meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the Meeting unless you request and obtain a valid legal proxy issued in your name from your Agent.

How many shares of TrueBlue common stock are outstanding?

As of the Record Date, there were 42,405,921 shares of TrueBlue common stock outstanding. There are no other classes of capital stock outstanding.

Voting Procedure

On what items of business am I voting?

You are being asked to vote on the following items of business:

1.	to elect the directors named in the proxy statement to serve until the next Annual Meeting of Shareholders, and until their respective successors are elected and qualified;

2.	to amend our Articles of Incorporation to remove board of director classification provisions;

3.	to amend our Articles of Incorporation to remove restriction on increases in the size of the board of directors;

4.	to amend our Articles of Incorporation to update the indemnification provisions;

5.	to approve, by non-binding vote, executive compensation;

6.	to approve the 2016 TrueBlue Omnibus Incentive Plan; and

7.	to ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending January 1, 2017.

How do I vote?

If you are a shareholder of record (that is, if your shares are owned in your name and not in “street name”), you may vote:

●	over the Internet at www.proxyvote.com;
●	by using your mobile device to scan the QR Code provided in the proxy statement summary;
●	by telephone toll-free (within the U.S. or Canada) at 1-800-690-6903;

TrueBlue, Inc. [ 2016 Proxy Statement ]

General Information	3

●	by requesting, signing, and returning a proxy card; or
●	by attending the Meeting and voting in person.

If you wish to vote over the Internet or by telephone, you must do so before 11:59 p.m., Eastern Daylight Time, on Tuesday, May 10, 2016. After that time, over the Internet or telephone voting will not be permitted and a shareholder wishing to vote, or revoke an earlier proxy, must submit a signed proxy card or vote in person. Shareholders can vote in person during the Meeting. Shareholders of record will be on a list held by the inspector of election. “Street name” shareholders, also known as beneficial holders, must obtain a proxy from the institution that holds their shares, whether it is their brokerage firm, a bank, or other shareholder of record, and present it to the inspector of election with their ballot. Shareholders voting over the Internet will need to follow the instructions at www.proxyvote.com in order to vote. Voting in person or over the Internet by a shareholder will revoke and replace any previous votes submitted by proxy.

In accordance with SEC rules, we are providing all shareholders with their proxy materials over the Internet unless a shareholder has affirmatively elected to receive paper materials. You may elect to receive paper copies of proxy materials, at no cost to you, by following the instructions contained in the Notice of Internet Availability of Proxy Materials ("Proxy Notice").

How are my voting instructions carried out and how does the Board recommend I vote?

When you vote via proxy by properly executing and returning a proxy card or by voting over the Internet or by telephone, you appoint the individuals named on the proxy card (your “Proxy”) as your representatives at the Meeting. The Proxy will vote your shares at the Meeting, or at any adjournment of the Meeting, as you have instructed them on the proxy card. We urge you to specify your choices by marking the appropriate boxes on the proxy card, or carefully following the instructions for voting over the Internet or by telephone.

The Board of Directors recommends that you vote:

(i)	FOR Proposal 1 (for the election of the director nominees named in the proxy statement);

(ii)	FOR Proposal 2 (for the amendment of our articles of incorporation to remove board classification);

(iii)	FOR Proposal 3 (for the amendment of our articles of incorporation to remove restrictions on increases in the size of the Board);

(iv)	FOR Proposal 4 (for the amendment of our articles of incorporation to update the indemnification provisions);

(v)	FOR Proposal 5 (for the non-binding advisory approval of executive compensation);

(vi)	FOR Proposal 6 (to approve the 2016 TrueBlue Omnibus Incentive Plan); and

(vii)	FOR Proposal 7 (for the ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm).

With proxy voting, your shares will be voted regardless of whether you attend the Meeting. Even if you plan to attend the Meeting, it is advisable to vote your shares via proxy in advance of the Meeting in case your plans change.

If any nominee for director is unable to serve, or for good cause will not serve, or if an item that is not described in the Meeting Notice properly comes up for vote at the Meeting, or at any postponement or adjournment of the Meeting, your Proxy will vote the shares as recommended by the Board of Directors pursuant to the discretionary authority granted in the proxy. At the time this proxy statement was printed, we were not aware of any other matters to be voted on.

How many votes do I have?

You have one vote for each share you own, and you can vote those shares for each item of business to be addressed at the Meeting.

How many shares must be present to hold a valid Meeting?

For us to hold a valid Meeting, we must have a quorum, which means that a majority of the outstanding shares of our common stock that are entitled to cast a vote are present in person, or by proxy, at the Meeting. Proxies received but marked as abstentions and Broker Non-Votes (discussed below) will be treated as shares that are present and entitled to vote for purposes of determining a quorum. Your shares will be counted as present at the Meeting if you:

●	vote over the Internet or by telephone;
●	properly submit a proxy card by mail (even if you do not provide voting instructions); or
●	attend the Meeting and vote in person.

How many votes are required to approve an item of business?

As described in more detail under “Proposal 1, Election of Directors,” the Company has adopted majority voting procedures for the election of directors in uncontested elections. As this is an uncontested election, each of the nominees for election as directors will be elected by the vote of the majority of the votes cast. A majority of votes cast means that the number of shares cast “For” a director’s election exceeds the number of votes cast “Against” that director. There is no cumulative voting for the election of the Company’s directors.

TrueBlue, Inc. [ 2016 Proxy Statement ]

4	General Information

Abstentions and Broker Non-Votes are not considered “votes cast.” Likewise, a share otherwise present at the Meeting as to which a shareholder gives no authority or direction to vote is also not considered a “vote cast.”

Each of the three proposals to approve the amendments to our Articles of Incorporation requires that the shareholders of at least a majority of our outstanding shares of common stock as of the record date vote "For" such proposal.

The proposal to approve, by non-binding vote, executive compensation will be approved under Washington law if the number of votes cast “For” the proposal exceeds the number of votes cast “Against” the proposal.

The proposal to approve the 2016 TrueBlue Omnibus Incentive Plan will be approved if the number of votes cast "For" the proposal exceeds the number of votes cast "Against" the proposal.

The proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered accounting firm will be approved under Washington law if the number of votes cast “For” the proposal exceeds the number of votes cast “Against” the proposal.

What if my shares are held by a brokerage firm?

If you are a beneficial owner whose shares are held on record by a broker, you should instruct the broker how to vote your shares. The rules of the New York Stock Exchange (“NYSE”) allow brokerage firms to vote their clients’ shares on routine matters if the clients do not provide voting instructions at least 10 days prior to the shareholder annual meeting. The ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm is considered a routine matter under NYSE rules. However, the other proposals for the election of directors, the approval of the amendment of Articles of Incorporation, the advisory approval of executive compensation, and the approval of the 2016 Omnibus Incentive Plan are not considered routine matters under NYSE rules. The NYSE rules do not allow brokerage firms to vote their clients’ shares on non-routine matters in the absence of affirmative voting instructions. It should be noted that NYSE rules previously considered the election of directors to be a “routine” matter for which brokerage firms could vote in the election of directors if the record holder had not received instructions on how to vote from the beneficial owner. Accordingly, it is particularly important that the beneficial owners instruct their brokers how they wish to vote their shares.

If you do not provide voting instructions (a “Broker Non-Vote”), your shares will be counted for purposes of establishing a quorum to conduct business at the Meeting but will not be counted in determining the number of shares voted for or against the non-routine matter.

What if I change my mind after I submit my proxy?

You may revoke your proxy at any time before your shares are voted by:

●	submitting a later dated proxy prior to the Meeting (by mail, over the Internet, or telephone);
●	delivering a written request to return the executed proxy;
●	voting in person at the Meeting; or
●	providing written notice of revocation to the Corporate Secretary of the Company at 1015 A Street, Tacoma, Washington 98402.

Where can I find the voting results of the Meeting?

We will announce preliminary voting results at the Meeting. We plan to publish the final voting results in a Current Report on Form 8-K (“Form 8-K”) filed within four business days of the Meeting. If final voting results are not available within the four business day time frame, we plan to file a Form 8-K disclosing preliminary voting results within the required four business days, to be followed as soon as practicable by an amendment to the Form 8-K containing final voting results.

How can multiple shareholders sharing the same address request the receipt of only one set of proxy materials and other investor communications?

If you opt to continue to receive paper copies of our proxy materials, you may elect to receive future proxy materials, as well as other investor communications, in a single package per address. This practice, known as “householding,” is designed to reduce our paper use, printing, and postage costs. To make the election, please indicate on your proxy card under “Householding Election” your consent to receive such communications in a single package per address. Once we receive your consent, we will send a single package per household until you revoke your consent by notifying our Investor Relations Department at 1015 A Street, Tacoma, Washington 98402. We will start sending you individual copies of proxy materials and other investor communications within 30 days of your revocation.

TrueBlue, Inc. [ 2016 Proxy Statement ]

General Information	5

Can I receive the proxy materials electronically?

Yes. Shareholders who have not affirmatively opted to receive paper proxy materials through the mail will receive a Proxy Notice and may access our proxy materials over the Internet. On or about March 31, 2016, we mailed to our shareholders a Proxy Notice directing shareholders to the website where they can access our 2016 proxy statement and fiscal 2015 annual report and view instructions on how to vote over the Internet or by phone. If you received the Proxy Notice only and would like to receive a paper copy of the proxy materials, please follow the instructions printed on the Proxy Notice to request that a paper copy be mailed to you.

We will arrange with brokerage firms and other custodians, nominees and fiduciaries to forward proxy solicitation materials to certain beneficial owners of common stock. We will reimburse such brokerage firms, custodians, nominees, and fiduciaries for reasonable out-of-pocket expenses that they incur as a result of forwarding the proxy materials.

Who may solicit Proxies?

Proxies may be solicited by our officers, directors, and regular supervisory and executive employees, none of whom will receive any additional compensation for their services.

Who will count the votes?

Broadridge Investor Services will count the votes and will serve as the independent inspector of election.

Proposals by Shareholders

How can a shareholder submit a proposal to be voted on at the 2017 annual meeting of shareholders?

The Company anticipates that the 2017 annual meeting of shareholders ("2017 Meeting") will be held no later than June 2017. In order for a shareholder proposal to be presented at the Company’s 2017 Meeting and included in the Company’s proxy statement relating to such meeting, it must be received by the Company at its executive offices at 1015 A Street, Tacoma, Washington 98402, not earlier than the close of business on the 120th day and not later than the 90th day prior to the first anniversary of the date of the 2016 Meeting. Please send the proposal to the attention of the Corporate Secretary. A proposal for action to be presented by any shareholder at an annual meeting will be out of order and will not be acted upon unless: (a) specifically described in the Company’s proxy statement relating to such meeting; (b) such proposal has been submitted in writing to the Secretary at the above address not earlier than the close of business on the 120th day and not later than the 90th day prior to the first anniversary of the 2016 Annual Meeting (proposals must be submitted between January 11, 2017, and February 10, 2017); and (c) such proposal is, under law, an appropriate subject for shareholder action. All shareholder proposals related to the nomination of a director must comply with the provisions set forth below in the section Nominations by Shareholders. Shareholder proposals not related to the nomination of a director, in addition to the information about the proposing shareholder, must set forth:

●

a brief description of the business desired to be brought before the Meeting, the reasons for conducting such business at the Meeting and any material interest of such shareholder in such business; and

●

a description of all agreements, arrangements and understandings, whether direct or indirect, between such shareholder, and any other person or persons (including their names) in connection with the proposal of such business by such shareholder.

Additional Information

Where can I find additional information about TrueBlue?

Our reports on Forms 10-K, 10-Q, 8-K, and other publicly available information should be consulted for other important information about TrueBlue. You can also find additional information about us on our website at www.TrueBlue.com. The principal executive office of the Company and its mailing address is 1015 A Street, Tacoma, Washington 98402. The telephone number for the Company is (253) 383-9101.

TrueBlue, Inc. [ 2016 Proxy Statement ]

6	PROPOSAL 1 Election of Directors

The Nominees

The Board of Directors has nominated the following persons for election as directors. The Board of Directors recommends a vote “FOR” each of the nominees. Proxies cannot be voted for a greater number of persons than the number of nominees named. The biographies of each of the nominees and continuing directors below contain information regarding the person’s service as a director, business experience, director positions held currently or at any time during the last five years, and information regarding involvement in certain legal or administrative proceedings, if applicable. Each biographic summary is followed by a brief summary of certain experiences, qualifications, attributes, or skills that led the Corporate Governance and Nominating Committee (the “Governance Committee”) and the Board to determine that each nominee should serve as a director for the Company. The summaries do not include all of the experiences, qualifications, attributes or skills of the nominees. General information regarding the nomination process is included in the Corporate Governance Section under the “Nominations for Directors” heading.

Colleen B. Brown

Colleen B. Brown, 57, has served as a Director of the Company since June 2014. Ms. Brown serves on the board of the privately held Port Blakely, Delta Dental of Washington, and the venture-backed technology company DataSphere, Inc. She is Principal of MARCA Global, an internet technology company. Ms. Brown was previously Director, President and CEO of Fisher Communications, a public multimedia company. Ms. Brown has served as Chairman of the board of American Apparel and as Director of Career Builder and Classified Ventures. She is a member of NACD, WCD, and IWF. Her community activities include the Washington Roundtable, C200, and United Way of King County. Ms. Brown is a Henry Crown Fellow at the Aspen Institute.

Ms. Brown brings extensive executive experience in strategic planning, operations, finance, and technology. Her leadership as a public company CEO, as well as a senior officer in two large media companies, is a valuable resource to the company. As a NACD fellow, Ms Brown is a champion of best practices in corporate governance.

Steven C. Cooper

Steven C. Cooper, 53, has served as a Director and the Company’s Chief Executive Officer since 2006. Mr. Cooper served as President between 2005 and 2015 and as Executive Vice President and Chief Financial Officer between 2001 and 2005. Mr. Cooper is currently a Director and member of the audit committee of Boise Cascade Company. Mr. Cooper is also a board member of the Washington Roundtable, a nonprofit public policy organization representing major private sector employers throughout Washington State and as a member of the American Cancer Society's CEOs Against Cancer. He previously served as the chair of the United Way of Pierce County's fundraising committee between 2014 and 2015.

Mr. Cooper has extensive experience in strategic planning, operations, finance, and accounting. Mr. Cooper is the only management member of the Board, thus his participation on the Board fulfills a critical communication and leadership role.

William C. Goings

William C. Goings, 55, was appointed to serve as a Director of the Company effective April 1, 2016. Mr. Goings was Executive Vice President and President of TD Insurance from 2010 until his retirement in 2013. Prior to that position, he held a variety of positions with TD Insurance since joining in 2009 including Senior Vice President and Chief Operating Officer. Prior to joining TD Insurance, Mr. Goings was with Genworth Financial in a variety of roles from 2004 to 2009 and GE Capital from 1996 to 2004.

Mr. Goings brings to the Board extensive international experience as a senior officer of a large multi-national corporation as well as an executive level, operations focused, strategic planning and problem-solving ability.

TrueBlue, Inc. [ 2016 Proxy Statement ]

PROPOSAL 1 Election of Directors	7

Stephen M. Robb

Stephen M. Robb, 51, was appointed to serve as a Director of the Company effective April 1, 2016. He has served as Executive Vice President and Chief Financial Officer of The Clorox Company since 2014, where he was previously Senior Vice President and Chief Financial Officer between 2011 and 2014. Prior to being named Chief Financial Officer, Mr. Robb served as Vice President of global finance and held numerous other roles for The Clorox Company since 1989.

Mr. Robb has extensive experience in financial leadership and strategic cost savings efforts at a large multi-national organization.

Jeffrey B. Sakaguchi

Jeffrey B. Sakaguchi, 54, has served as a Director of the Company since December 2010. Mr. Sakaguchi is the Chairman of the Board of Neah Power Systems, Inc., a publicly-held fuel cell development and manufacturing company. He also serves as a Director of Eccentex, Inc., a privately held early-stage software company, and as a Director of ACT Holdings, Inc., a privately-held debt collection, call center operation, and business process outsourcing company. Mr. Sakaguchi is a former chairman of the Board of Directors for the Los Angeles Region of the American Red Cross, a nonprofit humanitarian organization, for which he currently serves as Chair of the Governance & Nominating Committee. He is also an appointed member of the National Philanthropic Board.

Mr. Sakaguchi's experience in a number of leadership roles helps the Company improve performance and build market share. His background and expertise in emerging technology, start-ups, and strategy will provide valuable guidance to the Company's strategy, innovation, and technology efforts. His experience provides a valuable resource to the Company.

Bonnie W. Soodik

Bonnie W. Soodik, 65, has served as a Director of the Company since March 2010. Ms. Soodik’s career spanned 30 years with The Boeing Company, where she most recently served as Senior Vice President, Office of Internal Governance and as a member of the Boeing Executive Council. Ms. Soodik also served in various vice president roles within Boeing and McDonnell Douglas Corporation, where she began her career in 1977.

Ms. Soodik has experience from a broad number of functions at Boeing, from operations to human resources and has overseen governance, compliance and regulatory affairs. Her experience with such a large organization provides a valuable resource to the Company.

Joseph P. Sambataro, Jr.

Joseph P. Sambataro, Jr., 65, has served as a Director of the Company since 2000 and as Chairman of the Board since October 2008. Mr. Sambataro served as the Company’s Chief Executive Officer from 2001 until 2006, and served as the Company’s President from 2001 until 2005. Mr. Sambataro joined the Company in 1997 and served as Chief Financial Officer, Executive Vice President, Treasurer, and Assistant Secretary until 2001. Prior to joining the Company, he worked with BDO Seidman, LLP, KPMG Peat Marwick and in senior management of biotechnology firms in Seattle.

Mr. Sambataro’s long and successful tenure as CEO and CFO for the Company during its formative years combined with his effective leadership and coaching skills, financial and accounting expertise and unique ability to develop consensus are among the contributions he makes to the Board and the primary reasons why he serves as our Chairman.

TrueBlue, Inc. [ 2016 Proxy Statement ]

8	PROPOSAL 1 Election of Directors

William W. Steele

William W. Steele, 79, has served as a Director of the Company since August 2001, Chair of the Governance Committee since June 2003, and the Lead Independent Director since October 2008. Mr. Steele served as a Director, and Chairman of the Corporate Citizen Communication Committee of ABM Industries, until March 2016. In the course of his 58-year career with ABM Industries, Mr. Steele was appointed its President in 1991 and its Chief Executive Officer in 1994, and served in those capacities until his retirement in October of 2000.

Mr. Steele’s long-term operating, executive, strategic and continuing board experience with ABM, a multi-unit service company that shares many attributes with our Company, is invaluable to the Board in its decision-making and leadership processes. As Chair of our Governance Committee and Lead Independent Director, Mr. Steele is a champion of best practices in corporate governance.

Majority Voting

The Company’s directors are elected each year at the Annual Meeting of Shareholders to serve until their successors are elected and qualified, or until they resign, are removed, or are otherwise disqualified to serve. The Company’s Board of Directors currently consists of eight directors.

A nominee for director in an uncontested election who does not receive a majority vote but who was a director at the time of the election shall not be elected, but shall continue to serve as a holdover director until the earliest of: (a) 90 days after the date on which an inspector determines the voting results as to that director pursuant to Section 23B.07.280 of the Washington Business Corporation Act; (b) the date on which the Board of Directors appoints an individual to fill the office held by such director, which appointment shall constitute the filling of a vacancy by the Board of Directors; or (c) the date of the director’s resignation. Any vacancy resulting from the non-election of a director under these circumstances may be filled by the Board of Directors as provided in Article II, Section 2.11 of the Company's bylaws. The Governance Committee will promptly consider whether to fill the position of a nominee failing to receive a majority vote and make a recommendation to the Board of Directors about filling the position. The Board of Directors will act on the Governance Committee’s recommendation and within ninety (90) days after the certification of the shareholder vote will publicly disclose its decision. Except as provided in the next sentence, a director who fails to receive a majority vote for election will not participate in the Governance Committee's recommendation or Board of Directors decision about filling his or her office. If no director receives a majority vote in an uncontested election, then the incumbent directors: (a) will nominate a slate of nominee directors and hold a special meeting for the purpose of electing those nominees as soon as practicable; and (b) may in the interim fill one or more director positions with the same director(s) who will continue in office until their successors are elected.

THE GOVERNANCE COMMITTEE AND THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH NOMINEE NAMED ABOVE.

TrueBlue, Inc. [ 2016 Proxy Statement ]

PROPOSAL 2 Amendment to Our Articles of Incorporation to Remove Board Classification Provisions	9

Overview

We are asking you to approve an amendment to our Amended and Restated Articles of Incorporation (“Articles”) to remove provisions providing for a classified Board in the event that the Board consists of nine or more members. Currently, our Articles require that when the Board consists of nine or more members, in lieu of electing all of the directors annually, the Board shall be divided into three classes (Class 1, Class 2 and Class 3). Such classification would be based on director seniority, and would be effective on the first day of the month following the shareholders’ meeting during which the number of members of the Board is increased to nine or more. Generally, absent the earlier resignation or removal of a director, the terms of the classes would be staggered and directors would serve three-year terms, meaning that if we have nine or more members on our Board, only one of the three classes would stand for re-election at each annual shareholders meeting. Under our Articles, if the Board is decreased below nine members, the Board again becomes declassified and the remaining directors continue their terms until the next annual shareholders meeting, at which time the directors would be elected to one year terms.

The Board has unanimously approved, and recommends that our shareholders approve, a proposed amendment to Article 5, Sections B and C of our Articles to remove the provisions providing for a classified Board in the event that the Board consists of nine or more members. If this amendment is approved by our shareholders and becomes effective, then it would eliminate the classified Board structure provisions, and all our directors would be elected annually regardless of its size.

This proposed amendment to our Articles to remove board classification provisions is reflected in the proposed Amended and Restated Articles of Incorporation, which are set forth in Appendix A to this proxy statement, which also reflects the amendments described in proposals 3 and 4 in the proxy statement.

Rationale for Removing Classification Provisions

The Board’s consideration of whether to remove the classified Board provisions was undertaken as part of the efforts of the Board and the Nominating and Governance Committee to improve and enhance our corporate governance practices. The Board considered the advantages and disadvantages of the classified Board structure compared with providing for an annual election of directors. In particular, the Board considered the view that classified boards can reduce the accountability of directors to shareholders because shareholders are unable to evaluate and elect all directors on an annual basis. Director elections are considered by many investors to be the primary means for shareholders to express their views on the performance of individual directors, and a classified board structure affords shareholders this opportunity only once every three years for any particular director. In addition, opponents of classified boards assert that a classified structure for the election of directors discourages proxy contests in which shareholders have an opportunity to vote for a competing slate of nominees and, therefore, erodes shareholder value.

After deliberating the considerations noted above, upon the recommendation of the Nominating and Governance Committee, the Board unanimously determined that it is in the best interest of the Company and its shareholders to eliminate the classified Board provisions as proposed.

Effectiveness of the Amendment

Our Board consists of eight members. As a result, we do not currently have a classified board structure. If this Proposal 2 is approved by our shareholders, then we will amend Article 5, Sections B and C of our Articles, as reflected in Appendix A, by filing such amendment with the Secretary of State of the State of Washington. These amendments to our Articles will be effective upon such filing, which we anticipate making promptly after the Meeting.

Required Vote

Approval of Proposal 2 requires that the holders of at least a majority of our outstanding shares of common stock as of the record date vote “For” this Proposal 2. Any shares that are not voted (whether by abstention or otherwise) will have the effect of a vote against this Proposal 2.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSAL TO AMEND OUR ARTICLES OF INCORPORATION TO REMOVE THE BOARD CLASSIFICATION PROVISIONS.

TrueBlue, Inc. [ 2016 Proxy Statement ]

10	PROPOSAL 3 Amendment to our Articles of Incorporation to Remove Restrictions on Increases in the Size of the Board

Overview

We are asking you to approve amendments to our Articles to remove provisions providing that the number of members on the Board may be increased by more than two persons within any twelve-month period only with the unanimous consent of all directors.

The Board has unanimously approved, and recommends that our shareholders approve, a proposed amendment to Article 5, Section B of our Articles to remove this limitation on increases in the size of the Board. If this amendment is approved by our shareholders and becomes effective, then the unanimous consent of all directors will no longer be required to increase the number of directors serving on the Board by more than two persons within any twelve-month period.

This proposed amendment to our Articles to remove restrictions on increases in the size of the Board is reflected in the proposed Amended and Restated Articles of Incorporation set forth in Appendix A to this proxy statement, which also reflects the amendments described in proposals 2 and 4 in this proxy statement.

Rationale for Removing the Restrictions on Increases in the Size of the Board

The Board’s consideration of whether to remove the restriction on increases in the size of the Board was undertaken as part of the efforts of the Board and the Nominating and Governance Committee to improve and enhance our corporate governance practices. In making its decision, the Board considered the advantages and disadvantages of the restriction. In particular, the Board considered the view that this restriction on the ability to increase the size of the Board could unduly restrict the Board’s ability to add qualified new directors that enhance the Board’s value to the shareholders. Additionally, the Board considered that, in the context of a proxy contest where shareholders elect a competing slate of nominees to the Board, eliminating this restriction would enhance shareholder value by allowing for such a newly elected Board to increase the size of the Board without unanimous director consent.

After deliberating the considerations noted above, upon the recommendation of the Nominating and Governance Committee, the Board unanimously determined that it is in the best interests of the Company and its shareholders to eliminate the restrictions on increases of the size of the Board as proposed.

Effectiveness of the Amendment

If this Proposal 3 is approved by our shareholders, then we will amend Article 5, Section B of our Articles, as reflected in Appendix A, by filing such amendment with the Secretary of State of the State of Washington. These amendments to our Articles will be effective upon such filing, which we anticipate making promptly after the Annual Meeting.

Required Vote

Approval of Proposal 3 requires that the holders of at least a majority of our outstanding shares of common stock as of the record date vote “For” this Proposal 3. Any shares that are not voted (whether by abstention or otherwise) will have the effect of a vote against this Proposal 3.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSAL TO AMEND OUR ARTICLES OF INCORPORATION TO REMOVE RESTRICTIONS ON INCREASES IN THE SIZE OF THE BOARD.

TrueBlue, Inc. [ 2016 Proxy Statement ]

PROPOSAL 4 Amendment to our Articles of Incorporation to Update the Indemnification Provisions	11

Overview

We are asking you to approve an amendment to our Articles to update statutory references contained in our current indemnification provisions. The Washington Business Corporation Act (the “WBCA”) mandates that a corporation indemnify its directors who are successful in the defense of any proceeding to which the director is a party due to being a director of the corporation. The WBCA further permits corporations to indemnify its officers and others against threatened, pending and completed legal actions, advance expenses associated with such indemnification, and limit a director’s liability to the corporation for monetary damages related to a director’s service to the corporation.

Our Articles, which were adopted in 2009, currently provide that the Company shall indemnify to the broadest extent permitted by law any and all persons for whom indemnification is permitted by RCW 23B.08.500 through RCW 23B.08.600, or as said statutes may be amended or superseded. However, in 2011, the WBCA was amended to include a new provision (RCW 23B.08.603), which provides that “the right of a director, officer, employee, or agent to indemnification or to advancement of expenses arising under a provision in the articles of incorporation or a bylaw shall not be eliminated or impaired by an amendment to or repeal of that provision after the occurrence of the act or omission that is the subject of the proceeding for which indemnification is sought, unless the provision in effect at the time of such an act or omission explicitly authorizes the elimination or impairment of the right after such an action or omission has occurred.”

Because our Articles have not been updated since the new provision reflected in RCW 23B.08.603 was adopted, the statutory references in our indemnification provisions in our Articles do not currently reflect this WBCA update.

The Board has unanimously approved, and recommends that our shareholders approve, the proposed amendment to Article 5, Section G of our Articles to fully reflect the indemnification provisions provided for by the WBCA.

This description of the proposed amendment to our Articles to update the references to the statutory indemnification provisions is reflected in the proposed Amended and Restated Articles of Incorporation set forth in Appendix A to this proxy statement, which also reflects the amendments described in proposals 2 and 3 in this proxy statement.

Rationale for Updating Indemnification Provisions

The Board believes that the current indemnification provisions in the Articles, which provide indemnity to the broadest extent permitted by Washington law, reflect common practice and are necessary in order to continue to attract and retain the services of knowledgeable and experienced persons as directors and officers who, through their efforts and expertise, can make significant contributions to the Company’s success. Although the Board believes that, based on the indemnification provisions currently in the Articles and the language of the WBCA, a specific reference to RCW 23B.08.603 is not required to be included in the Articles in order for it to apply to the Company, amending the Articles to explicitly include RCW 23B.08.603 would provide additional clarity with respect to the indemnification provisions.

After deliberating the considerations noted above, upon the recommendation of the Nominating and Governance Committee, the Board unanimously determined that it is in the best interests of the Company and its shareholders to approve the amendment to our Articles to update the indemnification provisions.

Effectiveness of the Amendment

If this Proposal 4 is approved by our shareholders, then we will amend Article 5, Section F of our Articles, as reflected in Appendix A, by filing such amendment with the Secretary of State of the State of Washington. These amendments to our Articles will be effective upon such filing, which we anticipate making promptly after the Meeting.

Required Vote

Approval of Proposal 4 requires that the holders of at least a majority of our outstanding shares of common stock as of the record date vote “For” this Proposal 4. Any shares that are not voted (whether by abstention or otherwise) will have the effect of a vote against this Proposal 4.

THE BOARD RECOMMENDS A VOTE “FOR” THE PROPOSAL TO AMEND THE ARTICLES OF INCORPORATION TO UPDATE THE INDEMNIFICATION PROVISIONS.

TrueBlue, Inc. [ 2016 Proxy Statement ]

12	Corporate Governance

Leadership Structure

The Company has divided its leadership among three directors:

●	Steven C. Cooper serves as chief executive officer;

●	Joseph P. Sambataro, Jr. serves as chairman of the board of directors; and

●	William W. Steele serves as lead independent director.

The Board has appointed different individuals to fulfill the roles of the Chairman of the Board ("Chairman") and the Chief Executive Officer ("CEO") for over ten years. The Board believes that it is in the best interest of the shareholders and an efficient allocation of the time and responsibilities for Company leadership to separate these roles.

The lead independent director presides at meetings of the Board and the shareholders in the absence of the Chairman and specifically during all executive sessions of the independent directors except where he has a conflict or elects to delegate such responsibility to another independent director. In addition, the lead independent director is responsible for:

●	maintaining effective communication between the independent directors, the Chairman, and the CEO including the right to direct the distribution of information to the independent directors and the calling of special meetings of committees and, if not a member of the committee, participating on a non-voting basis in any such committee meetings;

●	representing the independent directors in meetings and discussions with institutional or other major shareholders or stakeholders;

●	reviewing and approving agendas for and the scheduling of Board, committee, and shareholder meetings; and

●	generally representing the Board during emergency situations and whenever such representation, in his reasonable judgment, is required or the Company will benefit from participation by the lead independent director.

The Chairman generally presides at, and with consultation and input from the CEO and all other directors, proposes the agendas for, meetings of the Board and the shareholders, except in the case of executive sessions of independent directors or where the Chairman has a conflict or elects to delegate such responsibility to another director. The Chairman also meets or confers with the CEO on a regular basis and is responsible for maintaining effective communication between the Board and the CEO.

Director Independence

The Board affirmatively determines the independence of each director and nominee for election as a director in accordance with criteria set forth in the Company's Corporate Governance Guidelines (the "Guidelines"), which include all elements of independence set forth in the NYSE listing standards and related SEC Rules and Regulations. At a regularly scheduled portion of each Board meeting or as part of the Governance Committee meetings, the independent directors meet in executive session without management or any non-independent directors present.

Based on these standards, at its meeting held on March 11, 2016, the Governance Committee and the Board determined that each of the following non-employee directors is independent and has no material relationship with the Company, except as a director and shareholder of the Company:

●	Colleen B. Brown

●	William C. Goings (appointed effective April 1, 2016)

●	Thomas E. McChesney (resigned effective March 31, 2016)

●	Gates McKibbin (resigned effective March 31, 2016)

●	Stephen M. Robb (appointed effective April 1, 2016)

●	Jeffrey B. Sakaguchi

●	Joseph P. Sambataro, Jr.

●	Bonnie W. Soodik

●	William W. Steele

Based on the NYSE Rules, the Board determined that Steven C. Cooper is not independent because he is the CEO of the Company.

Risk Assessment

The Company has an enterprise risk management (“ERM”) program. During 2015, risk responsibilities were integrated within the current management structure. Specific risks were assigned to business area experts, and the most significant risks were regularly discussed with the Board as part of its active oversight of risks that could affect the Company. The Board is assisted in this regard by the Audit Committee, which has responsibility for periodically reviewing the guidelines, policies, and procedures by which the Company assessed and managed its exposure to risk and reviewed the risk exposures and the steps management used to identify, monitor, assess, and respond to such exposures. Both the Audit Committee and the Board discussed specific risks with

TrueBlue, Inc. [ 2016 Proxy Statement ]

Corporate Governance	13

management throughout the year, as appropriate. The Board believes the administration of this risk oversight function does not negatively affect the Board's leadership structure.

Corporate Governance Guidelines

The Corporate Governance Guidelines are available at www.TrueBlue.com by first selecting “Investors,” then “Governance” and then “Governance Documents.” Shareholders may request a free printed copy by contacting TrueBlue, Inc., Investor Relations, 1015 A Street, Tacoma, Washington 98402. The Guidelines were adopted by the Board to best ensure that the Board is independent from management, that the Board adequately performs its function as the overseer of management, and that the interests of the Board and management align with the interests of the shareholders.

On an annual basis, each director and executive officer is obligated to complete a Director or Officer Questionnaire which, among other things, requires disclosure of any transactions with the Company in which the director or executive officer, or any member of his or her immediate family, has a direct or indirect material interest.

Code of Business Conduct and Ethics

Our Code of Business Conduct and Ethics ("Code of Conduct") is applicable to all directors and employees of the Company. Our Code of Conduct is available at www.TrueBlue.com by selecting “About,” then “TrueBlue Code of Business Conduct and Ethics.” Shareholders may also request a free printed copy from: TrueBlue, Inc., Investor Relations, 1015 A Street, Tacoma, Washington 98402.

The Company intends to disclose any amendments to the Code of Conduct (other than technical, administrative, or non-substantive amendments), and any waivers of a provision of the Code of Conduct for directors or executive officers, on the Company's website at www.TrueBlue.com. Information on the Company's website, however, does not form a part of this proxy statement.

Related Person Transactions

The Board has adopted a Related Person Transaction Policy, which is attached as Annex A to the Guidelines that sets forth the policies and procedures for the review and approval or ratification of “Related Person Transaction(s).” A Related Person Transaction is defined to include transactions, arrangements, or relationships in which the Company is a participant, the amount involved exceeds $120,000, and a Related Person has or will have a direct or indirect material interest. “Related Person” is defined to include directors, executive officers, director nominees, beneficial owners of more than 5% of the Company's common stock, and members of their immediate families. A Related Person Transaction must be reported to the Company's General Counsel and reviewed and approved by the Governance Committee. Under certain circumstances, a transaction may be approved by the Chair of the Governance Committee subject to ratification by the full Governance Committee at its next meeting. In determining whether to approve or ratify a Related Person Transaction, the Governance Committee, as appropriate, shall review and consider:

●	the Related Person's interest in the Related Person Transaction;

●	the approximate dollar value of the Related Person Transaction;

●	the approximate dollar value of the Related Person's interest in the Related Person Transaction without regard to the amount of any profit or loss;

●	whether the Related Person Transaction was undertaken in the ordinary course of business of the Company;

●	whether the Related Person Transaction is proposed to be, or was, entered into on terms no less favorable to the Company than terms that could have been reached with an unrelated third party;

●	the purpose of, and the potential benefits to the Company of, the Related Person Transaction; and

●	any other information regarding the Related Person in the context of the proposed Related Person Transaction that would be material to investors in light of the circumstances of the particular transaction.

After reviewing all facts and circumstances, the Governance Committee may approve or ratify the Related Person Transaction only if it determines that the transaction is in, or is not inconsistent with, the best interests of the Company.

There were no Related Person Transactions in 2015.

Nominations for Directors

Qualifications of Nominees

The Guidelines include the criteria our Board believes are important in the selection of director nominees. While the Board has not established any minimum qualifications for

TrueBlue, Inc. [ 2016 Proxy Statement ]

14	Corporate Governance

nominees, the Board does consider the composition of the Board as a whole, the requisite characteristics (including independence, diversity, and experience in industry, finance, administration, and operations) of each candidate and the skills and expertise of its current members while taking into account the overall operating efficiency of the Board and its committees. With respect to diversity, we broadly construe diversity to mean not only diversity of race, gender, and ethnicity, but also diversity of opinions, perspectives, and professional and personal experiences. Nominees are not discriminated against on the basis of race, gender, religion, national origin, sexual orientation, disability, or any other basis proscribed by law. Service on other boards and other commitments by directors will be considered by the Governance Committee and the Board when reviewing director candidates and in connection with the Board's annual self-assessment process for current members of the Board.

Change in Director's Principal Business Association

Each time a director's principal occupation or business association changes substantially, the director is required to tender a proposed resignation from the Board to the Chair of the Governance Committee (or, in the case of the Chair of the Governance Committee's occupation or association changing, to the Chairman of the Board and the lead independent director, if one has been elected). The Governance Committee shall review the director's continuation on the Board, and recommend to the Board whether, in light of all the circumstances, the Board should accept such proposed resignation or request that the director continue to serve.

Nominee Identification and Evaluation

The Governance Committee may employ a variety of methods for identifying and evaluating nominees for director. The Governance Committee regularly assesses the size of the Board, the need for particular expertise on the Board, the need for diversity on the Board, and whether any vacancies on the Board are expected due to retirement or otherwise. In the event that vacancies are anticipated or arise, the Governance Committee considers various potential candidates for director which may come to the Governance Committee's attention through current Board members, professional search firms, shareholders, or other persons. These candidates will be evaluated at regular or special meetings of the Governance Committee and may be considered at any time during the year.

The Governance Committee will consider candidates recommended by shareholders. The Governance Committee will make an initial analysis of the qualifications of any candidate recommended by shareholders or others pursuant to the criteria summarized above to determine whether the candidate is qualified for service on the Board before deciding to undertake a complete evaluation of the candidate. If a shareholder or professional search firm provides any materials in connection with the nomination of a director candidate, such materials will be forwarded to the Governance Committee as part of its review. If the Governance Committee determines that additional consideration is warranted, it may engage a third-party search firm to gather additional information about the prospective nominee's background and experience and to report its findings to the Governance Committee. Other than the verification of compliance with procedures and shareholder status and the initial analysis performed by the Governance Committee, the Governance Committee will treat a potential candidate nominated by a shareholder like any other potential candidate during the review process. In connection with this evaluation, the Governance Committee will determine whether to interview the prospective nominee. One or more members of the Governance Committee, and others as appropriate, will interview the prospective nominees in person or by telephone. After completing this evaluation and interview, the Governance Committee will make a recommendation to the full Board as to the persons who should be nominated by the Board, and the Board will determine the nominees after considering the recommendation and report of the Governance Committee.

Nominations by Shareholders

The Governance Committee will consider director candidates recommended by shareholders on the same basis as candidates recommended by the Governance Committee. In accordance with the Company's bylaws, shareholders wishing to nominate a candidate must deliver the name and address of the shareholder as they appear on the Company's books (or if the shareholder holds for the benefit of another, the name and address of such beneficial owner) in a letter addressed to the Chair of the Governance Committee in care of the Corporate Secretary not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the first anniversary of the 2016 annual meeting (nominations for the 2017 annual meeting must be submitted between January 11, 2017, and February 10, 2017). In addition, the submitting shareholder must provide the following information about said shareholder:

●	the class or series and number of shares of the Company which are, directly or indirectly, owned beneficially and/or of record;

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Corporate Governance	15

●	any option, warrant, convertible security, stock appreciation right, or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of shares of the Company or with a value derived in whole or in part from the value of any class or series of shares of the Company, whether or not such instrument or right shall be subject to settlement in the underlying class or series of capital stock of the Company or otherwise (a “Derivative Instrument”) that is, directly or indirectly, owned beneficially and any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of shares of the Company;

●	any proxy, contract, arrangement, understanding, or relationship pursuant to which the shareholder has a right to vote or has been granted a right to vote any shares of any security of the Company;

●	any short interest in any security of the Company;

●	any rights to dividends on the shares of the Company owned beneficially by the shareholder that are separated or separable from the underlying shares of the Company;

●	any proportionate interest in shares of the Company or Derivative Instruments held, directly or indirectly, by a general or limited partnership or limited liability company or similar entity in which the shareholder is a general partner or, directly or indirectly, beneficially owns an interest in a general partner, is the manager, managing member or directly or indirectly beneficially owns an interest in the manager or managing member of a limited liability company or similar entity;

●	any performance-related fee (other than an asset-based fee) that the shareholder is entitled to which is based on any increase or decrease in the value of shares of the Company or any Derivative Instruments; and

●	the information called for above for any members of the shareholder's immediate family sharing the same household.

For each person who the shareholder proposes to nominate for election or re-election to the Board of Directors, the shareholder must also provide:

●	all information relating to the nominee that would be required to be disclosed in a proxy statement or other filings required in connection with solicitations of proxies for election of directors in a contested election pursuant to Section 14 of the Securities Exchange Act of 1934 (the "Exchange Act") and the rules and regulations promulgated thereunder (including the nominee's written consent to being named in the proxy statement as a nominee and to serving as a director if elected);

●	a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years; and

●	any other material relationships, between or among the shareholder and its respective affiliates and associates, or others acting in concert therewith, on the one hand, and each proposed nominee, and his or her respective affiliates and associates, or others acting in concert therewith, on the other hand, including, without limitation all information that would be required to be disclosed pursuant to Rule 404 promulgated under Regulation S-K if the shareholder making the nomination or on whose behalf the nomination is made, if any, or any affiliate or associate thereof or person acting in concert therewith, were the “registrant” for purposes of such rule and the nominee were a director or executive officer of such registrant.

To be eligible as a nominee for election or re-election as a director of the Company, pursuant to a nomination by a shareholder, a person must deliver (in accordance with the time periods prescribed) to the Secretary at the principal executive office of the Company a written questionnaire (provided by the Secretary upon written request) with respect to the background and qualification of such person and the background of any other person or entity on whose behalf the nomination is being made and a written representation and agreement (in the form provided by the Secretary upon written request) that such person:

●	in such person's individual capacity and on behalf of any person or entity on whose behalf the nomination is being made, if elected as a director of the Company, will comply with all applicable publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines of the Company, and

●	is not and will not become a party to:

»	any agreement, arrangement, or understanding with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a director of the Company, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the Company;

»	any Voting Commitment that could limit or interfere with such person's ability to comply, if elected as a director of the Company, with such person's fiduciary duties under applicable law; or

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16	Corporate Governance

»	any agreement, arrangement or understanding with any person or entity other than the Company with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director that has not been disclosed therein.

Additional information may be requested to assist the Governance Committee in determining the eligibility of a proposed candidate to serve as a director. This may include requiring that a prospective nominee complete a director questionnaire and provide any follow-up information requested. In addition, the nominee must meet all other requirements contained in the Company's bylaws.

Meetings and Committees of the Board

The Board

Each director is expected to devote sufficient time, energy, and attention to ensure diligent performance of his or her duties and to attend all Board, committee, and shareholders'

meetings. The Board met eight times during 2015. All directors attended at least 75% of the meetings of the Board and of the committees on which they served during the fiscal year ended December 25, 2015. Directors are expected to attend the annual meetings and special meetings of shareholders, if any. All directors attended the 2015 Annual Meeting of Shareholders on May 13, 2015.

Committees of the Board

The Board has four standing committees to facilitate and assist the Board in the execution of its responsibilities. These committees are the Audit Committee, the Compensation Committee, the Innovation and Technology Committee and the Governance Committee. All the committees are comprised solely of non-employee, independent directors. Charters for each committee are available on the Company's website at www.TrueBlue.com by first selecting “Investors” then “ Governance” and then "Governance Documents." The charter of each committee is also available in print to any shareholder who requests it. The table below shows membership during 2015 for each of the standing Board committees.

Membership of Board Committees

2015 Committee Membership

Audit	Compensation	Governance	Innovation and Technology
Craig E. Tall, Chair	Bonnie W. Soodik, Chair	William W. Steele, Chair	Jeffrey B. Sakaguchi, Chair
Gates McKibbin	Colleen B. Brown	Colleen B. Brown	Joseph P. Sambataro
Thomas E. McChesney	Jeffrey B. Sakaguchi	Thomas E. McChesney	Bonnie W. Soodik
William W. Steele		Gates McKibbin	Craig Tall
Jeffrey B. Sakaguchi
Bonnie W. Soodik
Craig E. Tall

2016 Committee Membership (after April 1, 2016)

Audit	Compensation	Governance	Innovation and Technology
Stephen M. Robb, Chair	Bonnie W. Soodik, Chair	William W. Steele, Chair	Jeffrey B. Sakaguchi, Chair
William C. Goings	Colleen B. Brown	Colleen B. Brown	Joseph P. Sambataro
William W. Steele	Jeffrey B. Sakaguchi	William C. Goings	Bonnie W. Soodik
		Stephen M. Robb	Colleen B. Brown
Jeffrey B. Sakaguchi
Bonnie W. Soodik

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Corporate Governance	17

Audit Committee

The Audit Committee met seven times in fiscal 2015. The Audit Committee is comprised solely of non-employee directors, all of whom the Board determined are independent pursuant to the NYSE rules and the independence standards set forth in Rule 10A-3 of the Exchange Act. The Governance Committee and the Board have determined that all the members of the Audit Committee are “financially literate” pursuant to the NYSE rules. During 2015, the Board determined that Messrs. Tall, Steele, and McChesney are Audit Committee Financial Experts within the meaning stipulated by the SEC. For 2016, the Board determined that Messrs. Goings, Robb, and Steele are Audit Committee Financial Experts within the meaning stipulated by the SEC. The Board has adopted a charter for the Audit Committee, which is available at www.TrueBlue. com by selecting “Investors” then “Governance” and then "Governance Documents." The charter is also available in print to any shareholder who requests it.

Compensation Committee

The Compensation Committee met four times in fiscal 2015. The Compensation Committee is comprised solely of non-employee directors, all of whom the Board determined are independent pursuant to the NYSE rules. The Board has adopted a charter for the Compensation Committee, which is available on the Company's website at www.TrueBlue.com by selecting “Investors” then “Corporate Governance” and then "Governance Documents." The charter is also available in print to any shareholder who requests it. Additional information regarding the Compensation Committee, and its procedures and processes for the consideration and determination of executive and director compensation are included under the Compensation Discussion and Analysis section of this proxy statement.

Corporate Governance and Nominating Committee

The Corporate Governance and Nominating Committee met five times in fiscal 2015. The Governance Committee is comprised solely of non-employee directors, all of whom the Board determined are independent pursuant to the NYSE rules. The Board has adopted a charter for the Governance Committee, which is available on the Company's website at www.TrueBlue.com by selecting “Investors” then “Governance” and then "Governance Documents." The charter is also available in print to any shareholder who requests it.

Innovation and Technology Committee

The Innovation and Technology Committee ("I&T Committee") met four times in fiscal 2015. The Board has adopted a charter for the I&T Committee, which is available on the Company's website at www.TrueBlue.com by selecting “Investors” then “Governance” and then "Governance Documents." The charter is also available in print to any shareholder who requests it. The I&T Committee's primary functions are to oversee the Company's information technology strategy and programs, and to consider emerging innovation and business trends and their alignment with the Company's business strategies and objectives.

Shareholder Communications

Any shareholder or interested party who wishes to communicate with our Board of Directors or any specific directors, including non-employee directors, may write to: Board of Directors, TrueBlue, Inc. c/o Corporate Secretary, 1015 A Street, Tacoma, Washington 98402. The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Board Communication” or “Director Communication.” All such letters must indicate whether or not the author is a shareholder and clearly state whether the intended recipients are all members of the Board or just certain specified individual directors. The Corporate Secretary will make copies of all such letters and circulate them to the appropriate director(s). If the Company develops any other procedures, they will be posted on the Company's website at www.TrueBlue.com. Procedures addressing the reporting of other concerns by shareholders, employees, or other third parties are set forth in our Code of Conduct.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company's officers, directors, and certain other persons to timely file certain reports regarding ownership of, and transactions in, the Company's securities with the SEC. Copies of the required filings must also be furnished to the Company. Based solely on its review of such forms received by it, or representations from certain reporting persons, the Company believes that during 2015 all applicable Section 16(a) filing requirements were met, and that all such filings were timely except for the Form 4 that was filed on December 8, 2015 for the sale of shares by Thomas McChesney, and the Form 4 that was filed on March 22, 2016 for the grant of shares to Taryn Owen.

TrueBlue, Inc. [ 2016 Proxy Statement ]

18	2015 Compensation of Directors

Annual Retainers

The Chairman of the Board of Directors and the lead independent director each received an annual cash retainer of $75,000. All other non-employee directors received an annual cash retainer of $50,000. The Audit Committee Chair received an additional annual retainer payment of $15,000. All other committee chairs received an additional annual retainer payment of $10,000.

Meeting Fees

Each non-employee director received meeting fees for attendance during each regular or special Board of Directors or committee meeting in accordance with the schedule below.

Meeting	In Person	Telephonic
Board of Directors	$1,500	$750/$1,500*
Audit Committee Chair	$1,500	$750
Audit Committee, Member	$1,250	$750
Compensation Committee Chair or Member	$1,250	$750
Governance Committee Chair or Member	$1,250	$750
I&T Committee Chair or Member	$1,250	$750

*Directors are paid $750 for telephonic Board of Director meetings lasting less than two hours. Directors are paid $1,500 for telephonic Board of Director meetings lasting two hours or longer.

Equity Grants

Each non-employee director received an annual grant of unrestricted common stock worth $100,000. The Chairman of the Board of Directors and the lead independent director each received an additional $48,000 grant. The Audit Committee Chair received an additional $35,000 grant while all other committee Chairs received an additional $25,000 grant. In 2015, the Company determined the number of shares of each such annual grant of common stock based on the average closing price of our stock during the 60 trading days prior to the second full trading day after the announcement of the Company’s fourth quarter and year-end financial results, which was $22.03 per share. Non-employee directors appointed during the year are entitled to receive a pro rata grant as follows: 100% if appointed prior to the first quarterly meeting, 75% if appointed prior to the second quarterly meeting, 50% if appointed prior to the third quarterly meeting, and 25% if appointed prior to the last quarterly meeting of the year. The target equity awards received by each non-employee director in 2015 are set forth in the table below.

Name	Target Equity Award Value	Name	Target Equity Award Value
Colleen B. Brown	$100,000	Joseph P. Sambataro, Jr.	$148,000
Thomas E. McChesney	$100,000	Bonnie W. Soodik	$125,000
Gates McKibbin	$100,000	William W. Steele	$173,000
Jeffrey B. Sakaguchi	$125,000	Craig E. Tall	$135,000

TrueBlue, Inc. [ 2016 Proxy Statement ]

2015 Compensation of Directors	19

Non-Employee Director Compensation

The following table discloses the cash, equity awards, and other compensation earned by each of the Company’s non-employee directors during the last completed fiscal year.

Name	Fees Earned and Paid in Cash	Stock Award Grant Date Fair Value (1)	Option Awards (2)	Total
Colleen B. Brown	$73,250	$98,745	—	$171,995
Thomas E. McChesney (3)	$78,500	$98,745	—	$177,245
Gates McKibbin (4)	$78,500	$98,745	—	$177,245
Jeffrey B. Sakaguchi	$85,500	$123,431	—	$208,931
Joseph P. Sambataro, Jr.	$100,500	$146,138	—	$246,638
Bonnie W. Soodik (5)	$85,500	$123,431	—	$208,931
William W. Steele	$113,500	$170,825	—	$284,325
Craig E. Tall (6)	$91,750	$79,975	$54,000	$225,725

(1) This column represents the Grant Date Fair Value of shares awarded to each of the non-employee directors in 2015 in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Accounting for Stock Compensation (Topic 718). The amounts are calculated using the closing price of our stock on the grant date, which was $21.75 for all directors. For additional information, refer to Note 12 to the Notes to Consolidated Financial Statements found in Item 8 of Part II of our 2015 Form 10-K (listed under Stock-Based Compensation).

(2) This column represents the Grant Date Fair Value of stock options granted to non-employee directors in 2015 in accordance with FASB ASC Topic 718. On the grant date, the Black-Scholes value of these options was $5.93. For additional information, refer to Note 12 to the Notes to Consolidated Financial Statements found in Item 8 of Part II of our 2015 Form 10-K (listed under Stock-Based Compensation).

(3) Under the Deferred Compensation Plan for Non-Employee Directors, Mr. McChesney elected to defer 100% of his equity retainer in the form of 4,540 shares of Company stock. Delivery of these shares to Mr. McChesney will be made in full ninety days after the second anniversary of his separation from the Board of Directors.

(4) Under the Deferred Compensation Plan for Non-Employee Directors, Ms. McKibbin elected to receive 40% of her equity retainer in 1,816 shares of vested Company stock and to defer 60% of her equity retainer in the form of 2,724 shares of Company stock. Delivery of these shares to Ms. McKibbin will be made in 25% increments starting ninety days after the first year anniversary of her separation from the Board of Directors, and in three annual installments thereafter.

(5) Under the Deferred Compensation Plan for Non-Employee Directors, Ms. Soodik elected to receive 50% of her equity retainer in 2,838 shares of vested Company stock and to defer 50% of her equity retainer in the form of 2,837 shares of Company stock. Delivery of these shares to Ms. Soodik will be made in full ninety days after her separation from the Board of Directors.

(6) These amounts reflect the value of stock and option awards Mr. Tall elected under the Deferred Compensation Plan for Non-Employee Directors. Under this plan, Mr. Tall elected to receive 60% of his equity award value in 3,677 shares of vested Company stock and 40% of his equity award value, or $54,000, in the form of 9,106 stock options with an exercise price of $21.75.

Equity Retainer and Deferred Compensation Plan for Non-Employee Directors

Each non-employee director is able to participate in the Equity Retainer and Deferred Compensation Plan for Non-Employee Directors. Under this plan, a director may elect to modify the manner in which he or she receives the annual retainer from the Company. Directors are given the option to make an irrevocable election to convert up to 100% of his or her cash retainer to an equity retainer, and then further elect to receive up to 50% of the equity retainer in the form of stock options, rather than unrestricted common stock. In addition, a director may make an irrevocable election to defer all or part of the stock award of his or her equity retainer to a time after he or she leaves the Board of Directors.

Director Stock Ownership Guidelines

Each director is expected to hold shares of the Company’s common stock having a value of not less than five times the director’s base annual cash retainer. For the purpose of determining compliance, the Company will determine the number of shares required on an annual basis with the value of the shares to be determined on a trailing twelve month average daily stock price. New directors are allowed five years in which to reach the ownership guidelines.

TrueBlue, Inc. [ 2016 Proxy Statement ]

20	Compensation Committee Report

Compensation Committee Membership and Processes

Compensation for our executives is determined by the Compensation Committee. As discussed under the “Corporate Governance” section, each of the members of the committee satisfies all of the independence requirements of the NYSE. Each member also meets applicable requirements under the regulations issued by the SEC for “non-employee directors” and the Internal Revenue Service for “outside directors.”

The Compensation Committee’s mission, as stated in its charter, is “to further shareholder value by helping to create compensation plans that provide financial incentives to employees for producing results that fairly reward shareholders.”

The Compensation Committee has regularly scheduled in-person meetings each quarter and has additional in-person or telephonic meetings as appropriate. During 2015, the Compensation Committee met four times. The agenda for each meeting is set by the Chair. The Compensation Committee has full authority to directly retain the services of outside counsel and compensation consultants and has done so on a regular basis. Our chief executive officer and other named executive officers (“NEOs”) also attend portions of Committee meetings in order to provide information and help explain data relating to matters under consideration by the Compensation Committee but are not present during deliberations or determinations of their respective compensation or during executive sessions that occur in connection with each meeting. Outside counsel also regularly attends Compensation Committee meetings.

Prior to each regular meeting the Compensation Committee receives and reviews meeting materials including the agenda, minutes from prior meetings, a summary of outstanding equity awards, and other briefing and background materials relating to agenda items. Tally sheets for each of our NEOs are made available to the Compensation Committee for each meeting at which the Compensation Committee considers material changes to existing compensation arrangements or exercises discretion under existing plans. The tally sheets summarize: (a) all material aspects of the executive compensation program for each NEO for the last two full years as well as year-to-date information for the current year including base salary, cash awards under the short-term incentive plan, equity awards (restricted stock and performance share units) under the long-term incentive plan and all other miscellaneous compensation and benefits; (b) equity ownership information for the last two years and the current year, including current holdings, restricted stock vesting and any other purchases or sales of our stock; and (c) amounts payable to NEOs in the event of termination under various scenarios, including voluntary and involuntary termination with and without cause or good reason, and whether an executive has met equity holding requirements. The regular availability of tally sheets provides the Compensation Committee with up-to-date and relevant information and has enabled the Compensation Committee members to assess the effect of individual decisions and new proposals in the context of the existing programs and prior awards and benefits taken as a whole. No specific changes were made as a result of maintaining the tally sheets but the availability of the information has proven to be a valuable and convenient reference.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee is comprised entirely of independent directors. During 2015, none of the Company’s executive officers served as a member of a Compensation Committee or board of directors of any other entity that had an executive officer serving as a member of the Company’s Board of Directors.

The Compensation Committee of the Company has reviewed and discussed with management the Compensation Discussion and Analysis as required by Item 402(b) of Regulation S-K. Based on such review and discussions, the Compensation Committee recommended to the Board, and the Board agreed, that the Compensation Discussion and Analysis be included in this proxy statement.

Members of the Compensation Committee

Bonnie W. Soodik, Chair

Jeffrey B. Sakaguchi

Colleen B. Brown

TrueBlue, Inc. [ 2016 Proxy Statement ]

PROPOSAL 5 Advisory (Non-Binding) Vote Approving Executive Compensation	21

Our Board of Directors has adopted a policy providing for an annual "say-on-pay" advisory vote. In accordance with this policy and Section 14A of the Securities Exchange Act of 1934, as amended, and as a matter of good corporate governance, we are asking shareholders to approve the following advisory resolution at the Annual Meeting of Shareholders:

RESOLVED, that the shareholders of TrueBlue, Inc. (the “Company”) approve, on an advisory basis, the compensation of the Company's named executive officers disclosed in the Compensation Discussion and Analysis, the Summary Compensation Table and the related compensation tables, notes and narrative in the proxy statement for the Company's Annual Meeting of Shareholders.

This vote is mandated by Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and SEC regulations. As an advisory vote, this proposal is not binding upon the Company. However, the Compensation Committee, which is responsible for designing and administering our executive compensation program, values the feedback received from shareholders in their vote on this proposal, and will consider the outcome of the vote when making future compensation decisions for named executive officers. In addition, the non-binding advisory votes described in this Proposal 5 will not be construed as: (a) overruling any decision by the Company, the Board of Directors, or the Compensation Committee relating to the compensation of the named executive officers, or (b) creating or changing any fiduciary duties or other duties on the part of the Board of Directors, or any committee of the Board of Directors, or the Company.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ADVISORY (NON-BINDING) VOTE APPROVING EXECUTIVE COMPENSATION.

TrueBlue, Inc. [ 2016 Proxy Statement ]

22	Executive Officers

The names, ages, and positions of the current executive officers of the Company are listed below, along with their prior business experience. No family relationships exist among any of the directors or executive officers of the Company.

A. Patrick Beharelle, 46, has served as President and Chief Operating Officer the Company since May 2015. Previously, Mr. Beharelle served as Executive Vice President and Chief Operating Officer of the Workforce Management Group, which includes PeopleScout, Staff Management | SMX, Centerline, PlaneTechs, and the Australian-based RPO provider, HRX since June, 2014. Mr. Beharelle served as the CEO of Seaton Corp prior to its acquisition by TrueBlue in June, 2014. Mr. Beharelle has participated in advisory meetings at the White House focused on reducing long-term unemployment. Prior to joining Seaton, Mr. Beharelle held senior level positions at Spherion and Accenture.

Steven C. Cooper, 53, has served as the Company’s Chief Executive Officer since 2006. Mr. Cooper served as President between 2005 and 2015 and as Executive Vice President and Chief Financial Officer between 2001 and 2005. Mr. Cooper is currently a director and member of the audit committee of Boise Cascade Company. Mr. Cooper is also a board member of the Washington Roundtable, a nonprofit public policy organization representing major private sector employers throughout Washington State and as a member of the American Cancer Society's CEOs Against Cancer. He previously served as the chair of the United Way of Pierce County's fundraising committee between 2014 and 2015.

James E. Defebaugh, 61, has served as Executive Vice President, General Counsel and Secretary of the Company since 2006, after serving as Vice President, General Counsel and Secretary of the Company upon joining the Company in 2005. Prior to joining the Company, Mr. Defebaugh held various positions with Kmart Holding Corporation, including Senior Vice President and Chief Legal Officer (2004-2005), Senior Vice President and Chief Compliance Officer (2002-2004), Vice President and Corporate Secretary (2001-2002), and Vice President, Legal (2001). Mr. Defebaugh also served as Vice President and Chief Compliance Officer of Sears Holdings Corporation in 2005. Mr. Defebaugh also currently serves on the Board of Trustees for the Museum of Glass and on the Board of Trustees for Annie Wright Schools, both located in Tacoma, Washington.

Derrek L. Gafford, 45, has served as the Company’s Executive Vice President and Chief Financial Officer since 2006, after serving as Vice President and Chief Financial Officer since 2005. Mr. Gafford is a Certified Public Accountant and first joined the Company in 2002. Mr. Gafford is a board member of Heritage Distilling Co. Prior to joining the Company, Mr. Gafford served as Chief Financial Officer for Metropolitan Market, a grocery retailer, and held various management positions with Deloitte & Touche LLP, and Albertsons, Inc.

Wayne W. Larkin, 50, has served as President of our branch-based Staffing Solutions group since June 2014 and was Executive Vice President of that group since 2012. Prior to that he was President of Labor Ready starting May 2008, Executive Vice President for Labor Ready since 2007, Senior Vice President of Operations for Labor Ready in 2006, and Regional Vice President of Operations for Labor Ready since 2005. Mr. Larkin originally joined the Company in 1996 and was promoted in 1998 to Labor Ready Area Director of Operations. Between 1999 and 2002, Mr. Larkin worked for Staffmark, serving first as a Business Development Manager and then as a General Manager. Mr. Larkin rejoined the Company in 2002. Prior to working for the Company, Mr. Larkin held various management positions with Avis Rent-A-Car. Currently, Mr. Larkin is a board member of the Pierce County YWCA.

Taryn R. Owen, 37, has served as Executive Vice President of TrueBlue since June 2014, and as President of PeopleScout, TrueBlue's Recruitment Process Outsourcing ("RPO") group, since August 2013. Prior to that, she was Senior Vice President of Global Operations for PeopleScout since December 2011 and had joined PeopleScout in 2010 as Vice President of Client Delivery. Prior to joining PeopleScout, Ms. Owen was an Operations Director at Randstad SourceRight Solutions where she led global RPO engagements. She has more than 17 years of talent acquisition experience. Ms. Owen is a volunteer and avid supporter of the Special Olympics.

Jonathan D. Means, 55, has served as Executive Vice President of Trueblue and as President of the Company's Workforce Management Group, which includes Staff Management | SMX, Centerline, and PlaneTechs, since November 2015. Prior to joining the Company, Mr. Means was Vice President and General Manager of North American Operations and Process Management at Manpower Group between 2013 and 2015. Between 2012 and 2013, he was a Senior Consultant with OneSource Consulting. Prior to that Mr. Means held several management positions with Kelly Services over a period of more than 16 years.

TrueBlue, Inc. [ 2016 Proxy Statement ]

Compensation Discussion and Analysis	23

Executive Summary

Our management team, which is led by the Named Executive Officers ("NEOs"), was critical to our success in 2015. During 2015, our NEOs were:

●	Steven C. Cooper, Chief Executive Officer;
●	Derrek L. Gafford, Executive Vice President and Chief Financial Officer;
●	A. Patrick Beharelle, President and Chief Operating Officer;
●	Wayne W. Larkin, Executive Vice President and Chief Operating Officer, Staffing Solutions; and
●	James E. Defebaugh, Executive Vice President, General Counsel, and Secretary.

In May, 2015, Mr. Beharelle was promoted to President and Chief Operating Officer, after serving as Executive Vice President, Outsourcing Solutions since June 2014.

In 2015, TrueBlue achieved outstanding results under the leadership of our experienced and disciplined management team. This management team maintained a strong platform for the core business and demonstrated the flexibility to identify and capitalize on new market opportunities. During 2015:

●	annual revenue grew to a record $2.7 billion, an increase of 24% compared to $2.2 billion for 2014;
●	net income grew to $71.2 million, an increase of 8.5% when compared to $65.7 million for 2014; and
●	net income per diluted share grew to $1.71, an increase of 7.3% compared to $1.59 for 2014.

The 2015 revenue increases were primarily due to a full year of revenue from the acquisition of Staffing Solutions Holdings, Inc. ("Seaton"), strong organic revenue growth, and the acquisition of SIMOS Insourcing Solutions, LLC ("SIMOS") effective December 1, 2015. The acquisition of Seaton and SIMOS added new industry-leading service lines in recruitment process outsourcing, managed service provider solutions, on-premises staffing, and supply chain solutions. Combined with our Staffing Solutions service lines, we now offer more solutions to meet our customers’ increasingly complex talent needs.

Pay for Performance Alignment

Our executive compensation program was designed by the Compensation Committee to ensure that the interests of the Company’s management team are appropriately aligned with those of our shareholders by rewarding performance that meets and exceeds business and individual goals. Key pay-for-performance features of our 2015 compensation program included:

●	Emphasis on performance-based equity for the management team. In 2015, we continued the balancing of our equity award mix to emphasize performance-based equity, which was tied to long-term Company profitability and revenue growth. At target, annual equity grant values were split evenly between performance share units and restricted stock grants.

●	A significant portion of our CEOs' total direct compensation package was performance-based. Mr. Cooper’s short-term incentive and performance share unit awards were 50% of his total compensation.
●	Performance metrics used in incentive plans are linked to the Company’s strategic business plan. The financial measures under the 2015 incentive award programs were linked directly to the annual and long-term strategic business plans reviewed and approved by the Compensation Committee and the Board of Directors. Further, if minimum financial goals under the short-term incentive plan and the performance share unit awards under the long-term incentive plan had not been met, no payouts would have been made under these awards.

●	Company performance relative to goals was reflected in awards earned under the long- and short-term incentive plans. Company EBITDA performance (discussed in more detail below) performed above target for the 2013-2015 performance period, resulting in a payout of the 2013 performance share unit grant at 133.84% of the target. Company EBITDA performance slightly exceeded short-term incentive plan EBITDA goals for 2015. Individual performance goals for the NEOs, other than Mr. Larkin, were achieved, and when combined with the Company’s above-target adjusted EBITDA performance for 2015, resulted in above-target short-term incentive plan payouts. For Mr. Larkin, business and individual performance were below target, resulting in a below-target short-term incentive plan payout, consistent with the pay-for-performance design of the program.

TrueBlue, Inc. [ 2016 Proxy Statement ]

24	Compensation Discussion and Analysis

We Are Committed to Strong Governance and Best Pay Practices

Our executive compensation philosophy is reflected in the programs and practices we embrace and how they align with shareholders’ long-term interests. Below is a summary of these programs and practices.

What We Do	What We Do Not Do
Pay for performance by delivering a significant portion of compensation through performance and equity-based plan	No excessive or guaranteed pay targets. All potential payouts are capped and tied to measurable targets
Request annual shareholder advisory say-on-pay vote	No cash bonus paid unless Company is profitable
Target total compensation near the median of relevant peers	No re-pricing of options or equity grants
Maintain meaningful stock ownership guidelines for all NEOs	No pension benefits
Engage an independent compensation consultant	No gross-up excise taxes or benefits
Retain double trigger change-in-control agreements	No hedging or short sales of Company stock
Conduct an annual risk analysis of compensation programs	No reward for excessive risk-taking
Maintain a clawback policy	No excessive executive perquisites
Require minimum vesting period for options and restricted shares	No cash buyouts of underwater options

We Consider Shareholder Feedback

The Company provides shareholders an annual “say on pay” advisory vote on its executive compensation program.

At our 2015 Annual Meeting of Shareholders, shareholders expressed substantial support for the compensation of our NEOs, with 88.9% of the votes cast for approval of the “say on pay” advisory vote. The Compensation Committee evaluated the results of the 2015 advisory vote in evaluating the Company's executive compensation programs. The Compensation Committee also considered many other factors including the Compensation Committee's assessment of how our compensation programs support our corporate business objectives, evaluation of our programs by external consultants, and review of the compensation practices of a relevant group of peer companies. Each of these factors was evaluated in the context of the Compensation Committee's fiduciary duty to act in shareholders' best interest and influenced the Committee's decisions regarding our NEOs' compensation.

We Effectively Manage Risk

As part of its oversight of our compensation programs, the Compensation Committee regularly reviews our various compensation plans. The Compensation Committee concluded the plans do not create risks reasonably likely to have a material adverse effect on the Company, and the plans encourage appropriate, but not excessive, levels of risk-taking.

The short-term incentive plan focused on multiple goals such as EBITDA growth, resource management, leadership development, change management, and Company profitability, and provided relatively moderate awards for achieving these goals. A significant portion of the NEOs' compensation was received under the Long-Term Executive Equity Plan which included vesting and performance requirements and provided meaningful alignment with shareholder interests.

The Compensation Committee believes the following features of our 2015 compensation program served to mitigate excessive or unnecessary risk-taking:

●	short- and long-term incentives included financial and non-financial metrics or objectives that required substantial performance on a broad range of material initiatives and/or sustained financial performance and growth;

●	caps on maximum amount of annual cash bonus that could be earned;

TrueBlue, Inc. [ 2016 Proxy Statement ]

Compensation Discussion and Analysis	25

●

a substantial portion of the total compensation for NEOs was delivered via equity awards that included a mix of restricted stock that vests over three years and performance share units that vest based on meeting certain performance targets and, therefore, encourage retention and sustained performance over time;

●	stock ownership guidelines and insider trading and anti-hedging policies for NEOs and directors;
●	minimum vesting periods for restricted share and options; and
●	a clawback policy.

Each Component of Compensation Has Its Purpose

Our compensation program is made up of several components as summarized below. Each has a specific purpose and contributes to a well-balanced, competitive program.

Element	Purpose
Base Salary	An annually fixed level of pay that reflects the role, scope, and complexity of each NEO's position relative to the market and to other NEOs.
Cash Bonus	Performance-based compensation payable only upon our achievement of annual Company performance measures and the NEO's achievement of specific individual objectives that are aligned with the business strategy and shareholders' interests.
Restricted Shares	Retention-based compensation that is time-vested ratably, typically over three years.
Performance Share Units	Performance-based compensation that delivers shares of our stock only if the Company meets certain performance measures over a multi-year period.

The 2015 NEO total compensation program incorporated the elements described above in a manner that emphasized pay for performance in both short- and long-term incentive elements. The charts below reflect the percentages of our 2015 CEO and other NEO (excluding Mr. Beharelle) compensation program that represent base salary (Base Salary), short-term bonus target (STI Target), performance share unit target (PSU Target), and restricted share awards (RSA).

Base Salary STI Target PSU Target RSA Aligned with Shareholders At Risk
CEO Compensation	Non-CEO NEO Total Compensation[1]

[1] The total percentage in the chart above does not equal to 100% because of rounding.

TrueBlue, Inc. [ 2016 Proxy Statement ]

26	Compensation Discussion and Analysis

Peer and External Market Data is Considered in Setting NEO Pay Targets

Our executive compensation program is customarily reviewed every two years. In 2013, Mercer (US) Inc. (“Mercer”) completed a market analysis which contributed to the changes in the compensation target values for the years 2014 and 2015. During 2015, the Compensation Committee again engaged Mercer to assist in the design of the executive compensation program for 2016 and 2017.

The design of the 2015 executive compensation program was established by the Compensation Committee at its September 2013 meeting, where the Committee received a summary from Mercer of external peer group pay practices relating to base salaries, actual and target short-term incentives, long-term incentives, and total compensation. The summary was based on information compiled from both peer group proxy data and published salary surveys compiled by Mercer. The companies in the peer group were selected because they were engaged in staffing or were in industries that operate multi-unit branches on a national basis.

The selected peer group for the 2014-2015 Executive Compensation Program

AMN Healthcare Services, Inc.	Kforce, Inc.
CDI Corp	On Assignment, Inc.
G&K Services, Inc.	Resources Connection, Inc.
Healthcare Services Group, Inc.	Robert Half International, Inc.
Hudson Global, Inc.	Team Health, Inc.
H&E Equipment Services, Inc.	Unifirst Corp International, Inc.
Insperity, Inc.

TrueBlue's size in 2013 relative to this peer group is shown on the following table:

	Revenue (in millions)	Market Capitalization (in millions)
25th Percentile	$924	$513
Median	$1,105	$653
75th Percentile	$1,276	$1,148
TrueBlue	$1,390	$633

TrueBlue, Inc. [ 2016 Proxy Statement ]

Compensation Discussion and Analysis	27

The data from this peer group was combined with national published surveys compiled by Mercer (Mercer: US Global Premium Executive Remuneration Suite - January 2013 Release) and Towers Watson Data Services (Survey Report on Top Management Compensation).

In 2013, the Mercer compensation review found the following with respect to the Company's executive compensation:

●	current base salary and total target cash compensation were generally below the market 50th percentile for our CEO and most other NEOs with variability by position;
●	short-term cash incentive targets were slightly above the 50th percentile for our CEO, and below the market 50th percentile for all other NEOs with variability by position; and
●	target long-term equity incentive grant value was below the market 25th percentile for our CEO and below the 50th percentile for most other NEOs with variability by position.

The Company strives for total compensation to approximate the 50th percentile of the market, and recognized that compensation, on average or by particular element, was below this level for all NEOs. In response, in 2014, the Compensation Committee increased compensation targets to more closely approximate a target pay position that was in line with the market median and the relative value of each role within the organization.

2015 NEO Compensation

Base Salaries

Because executive compensation is customarily reviewed every two years, no changes to compensation targets were made at the onset of 2015 with the exception of Mr. Defebaugh. His base salary was increased 11% to reflect the market value of his role and his sustained contributions to the Company. Mr. Beharelle was promoted to President and Chief Operating Officer in May 2015. At that time he received an 18% base salary increase, corresponding to the increased duties and responsibilities of his new role.

NEO	2014 Base Salary	2015 Base Salary	Percentage Change
Steven C. Cooper	$650,000	$650,000	0%
Derrek L. Gafford	$400,000	$400,000	0%
A. Patrick Beharelle*	$425,000	$500,000 (after 5/2015)	18%
Wayne W. Larkin	$425,000 (after 5/2014)	$425,000	0%
James E. Defebaugh	$325,000	$360,000	11%

* In May 2015, Mr. Beharelle was promoted to President and Chief Operating Officer of the Company and, in recognition of the increased scope and market value of his role, his salary was increased.

TrueBlue, Inc. [ 2016 Proxy Statement ]

28	Compensation Discussion and Analysis

The Compensation Committee's use of Adjusted EBITDA for Incentive Plans

The Compensation Committee determined Company and Business performance for the 2015 incentive plans based on the year-over-year growth in EBITDA (net income, excluding interest, taxes, depreciation and amortization), a non-GAAP financial measure. For purposes of the 2015 short-term incentive program and the pay-out of the 2013 performance share unit awards, consistent with the adjusted EBITDA measure used in our investor presentations, the Compensation Committee also excluded from EBITDA certain non-recurring costs related to the purchase, integration, reorganization, and shutdown activities of acquisitions and the third-party processing fees associated with securing Work Opportunity Tax Credits incurred during 2015 ("Adjusted EBITDA"). The Compensation Committee decided that excluding those non-recurring items in assessing management performance more closely aligned management incentives with shareholder interests. The Compensation Committee used Adjusted EBITDA as it is a key measure of profitability that is aligned to growing long-term shareholder value.

The Company has used Adjusted EBITDA as a key metric in both its annual and long-term incentive arrangements because Adjusted EBITDA is a key metric reviewed by our investors in measuring our performance. We also use 3-year cumulative annual EBITDA growth as a key measure in our performance share unit awards to ensure that our management team focuses not only on current year EBITDA growth, but sustainable growth going forward. This design encourages appropriate risk-taking by management, with incentives to encourage short-term results, but not at the expense of long-term, sustainable results.

Short-term Incentive Plan

The 2015 short-term incentive bonus for Messrs. Cooper, Gafford, and Defebaugh measured and rewarded performance against two components:

1)	Individual performance; and

2)	Company performance.

The 2015 short-term incentive bonus for Messrs. Beharelle and Larkin measured and rewarded performance against three components:

1)	Individual performance;

2)	Company performance; and

3)	Business EBITDA of Outsourcing Solutions (Beharelle) and Staffing Solutions (Larkin), respectively.

The following table shows the bonus performance components (Individual, Company, and Business, as applicable) of the short-term incentive plan for 2015 and the award as a percentage of base salary payable for each component. Consistent with the objective that potential compensation reflect the role and responsibilities of each NEO, the short-term incentive potential varies by NEO to reflect the individual’s market value or role within TrueBlue.

Short-term Incentive Plan Opportunity as a Percentage of Base Salary

	Component #1 Individual Performance	Component #2 Company EBITDA Growth			Component #3 Business EBITDA*			Total Bonus Opportunity
Executive	Up to	Threshold (10%)	Target (20%)	Maximum (30%)	Threshold	Target	Maximum	Threshold	Target	Maximum
Steven C. Cooper	50%	25%	50%	100%				75%	100%	150%
A. Patrick Beharelle	25%	5%	10%	20%	5%	15%	30%	35%	50%	75%
Wayne W. Larkin	25%	5%	10%	20%	5%	15%	30%	35%	50%	75%
Derrek L. Gafford	25%	10%	25%	50%				35%	50%	75%
James E. Defebaugh	20%	10%	20%	40%				30%	40%	60%

*Mr. Beharelle's Business bonus for Outsourcing Solutions was based on an Adjusted EBITDA target of $40M, and Mr. Larkin's Staffing Solutions Business component was based on an Adjusted EBITDA growth target of 20% (threshold of 10% and maximum of 30%).

TrueBlue, Inc. [ 2016 Proxy Statement ]

Compensation Discussion and Analysis	29

Component # 1 2015 Individual Performance

The chief executive officer's individual performance bonus for 2015 was based on specific performance goals involving areas of responsibility including growth, communications, strategy development, and leadership development.

At the end of the year, the Compensation Committee discussed each performance area, the CEO's self-evaluation, and the evaluations of the CEO by each of the independent directors. The Compensation Committee noted the Company's strong performance under the CEO's leadership. Based upon this evaluation, the Compensation Committee concluded, and the Governance Committee reviewed and agreed, the CEO performed at a level that entitled him to receive 100% of his individual bonus, which was equal to 50% of his base salary.

The individual performance goals for all other NEOs were focused on the following categories: growth, strategy development, leadership development, resource management, and communications.

Based on the CEO's recommendation, as reviewed and approved by the Compensation Committee, Messrs. Beharelle, Gafford, and Defebaugh, each received 100% of his individual bonus opportunity, which was equal to 25% of base salary for Messrs. Beharelle, Gafford, and 20% of base salary for Defebaugh. Mr. Larkin received 80% of his individual bonus opportunity equal to 20% of base salary.

Component # 2 2015 Company Performance

The Company EBITDA growth target for bonus purposes in 2015 was 20%. Adjusted EBITDA for 2015 was $147M, and as a result, Adjusted EBITDA growth equaled 23%, which earned the NEOs an above target Company performance incentive opportunity.

Component # 3 2015 Business Performance

The 2015 short-term incentive opportunity for Messrs. Beharelle and Larkin includes a component focused on the performance for specific business lines under their management. Mr. Beharelle’s performance for this component was measured on the EBITDA growth for Outsourcing Solutions, and Mr. Larkin’s on EBITDA growth for Staffing Solutions. 2015 target Adjusted EBITDA for Mr. Beharelle’s business units was $40M and actual result was $39.1M, resulting in 11% of base salary earned. 2015 target Adjusted EBITDA growth for Mr. Larkin’s business units was 20% growth over 2014 and actual growth was 14%; resulting in 7% of base salary earned.

Special Incentive Arrangements for Mr. Beharelle

In addition to the 2015 short-term incentive opportunity described above, Mr. Beharelle was eligible for an additional 5% of base salary for each of following goals: (a) if the PlaneTechs business unit achieved desired Adjusted EBITDA growth and (b) if the former Spartan On-Site business unit achieved desired Adjusted EBITDA targets. The Compensation Committee believed that the applicable goals were set at levels that were reasonably achievable, but required outstanding efforts to achieve. The PlaneTechs target was achieved and the On-Site target was not achieved.

At the time of Mr. Beharelle’s promotion to President and Chief Operating Officer, he received an additional incentive award opportunity to incent and reward for the performance of the Staffing Solutions business. Under this arrangement, he would receive $60,000 if Staffing Solutions achieved 20% or greater 2015 Adjusted EBITDA growth, or $30,000 if between 10% and less than 20% of growth was achieved. Staffing Solutions achieved 14.2% Adjusted EBITDA growth and Mr. Beharelle received $30,000 for this component under the plan.

TrueBlue, Inc. [ 2016 Proxy Statement ]

30	Compensation Discussion and Analysis

The tables below provides a summary of the 2015 bonus awards earned:

Bonus earned as a Percentage of Salary

				President / COO Addenda
NEO	Individual	Company	Business	PlaneTechs	Spartan On-Site	SSG	Total Bonus Earned
Steven C. Cooper	50%	66%					116%
Derrek L. Gafford	25%	33%					58%
A. Patrick Beharelle	25%	13%	11%	5%	0%	7%	61%
James E. Defebaugh	20%	26%					46%
Wayne W. Larkin	20%	13%	7%				40%

Bonus Dollars Earned (in thousands)

				President / COO Addenda
NEO	Individual	Company	Business	PlaneTechs	Spartan On-Site	SSG	Total Bonus Earned
Steven C. Cooper	325.0	429.0					754.0
Derrek L. Gafford	100.0	132.0					232.0
A. Patrick Beharelle	106.3	56.1	48.5	21.3	—	30.0	262.2
James E. Defebaugh	72.0	95.0					167.0
Wayne W. Larkin	85.0	56.1	30.2				171.3

Transition Bonus Opportunity for Mr. Beharelle

Mr. Beharelle was eligible to receive up to an aggregate of $200,000 in transition bonus subject to attainment of revenue, profitability, and leadership retention objectives in the legacy Seaton business. Up to fifty percent, or $100,000, of the bonus was payable upon the completion of each fiscal year 2014 and 2015. The intent of this incentive was to maintain continuity of business operations during the critical 18-month transition period after the acquisition date. The Compensation Committee believes the goals set for this opportunity were reasonably achievable, but would require outstanding efforts to achieve. Mr. Beharelle earned $91,400 of a possible $100,000 during 2014 and earned $100,000 of a possible $100,000 in 2015.

Long-Term Equity Compensation Incentives

The Long-Term Executive Incentive Plan was designed to align the interests of the NEOs with those of the shareholders. The combination of vesting requirements and stock ownership guidelines is intended to promote retention and a long-term commitment to the Company. As in previous years, the 2015 annual equity awards for NEOs were comprised of a combination of restricted shares and performance share units. The Compensation Committee chose these two equity vehicles after considering other vehicles, including stock options. The Compensation Committee reaffirmed its conclusion that performance share units more directly link pay to specific long-term performance goals than stock options and restricted stock by putting pay at risk. The allocation of the value of performance share units and restricted share grants are equally split between the two components to provide an appropriate balance between long-term performance incentives and retention goals.

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Compensation Discussion and Analysis	31

The following table shows the total target awards as a percentage of base salary and the mix between restricted shares and performance share units for our CEO and each of the other NEOs.

NEO	Total Equity as a % of Base Salary	Restricted Shares as a % of Base Salary	Performance Share Units as a % of Base Salary
Steven C. Cooper	200%	100%	100%
Derrek L. Gafford	120%	60%	60%
Wayne W. Larkin	120%	60%	60%
James E. Defebaugh	80%	40%	40%

When hired by the Company after the closing of the Seaton transaction, Mr. Beharelle received a one-time award of restricted shares having a value of 240% of his then current base salary or $1,020,000. These restricted shares were granted on July 1, 2014 and vest ratably over three years according to the terms of the award agreement. Because of this one-time award, Mr. Beharelle was not eligible for the standard NEO grant in February 2015.

2015 Award of Restricted Shares

The number of restricted shares awarded was calculated by dividing the target dollar value of the award by the average closing price of the Company's stock during the 60 trading days preceding the grant date. The grant date was the second trading day after the announcement of fourth quarter and year-end results, which for the 2015 grant was February 9, 2015. One-third of the annual restricted shares vests each year on the anniversary date of the award.

2015 Award of Performance Share Units

The Company’s performance share unit award rewards NEOs for sustained three-year growth in EBITDA and revenue. The target number of performance share units awarded was calculated by dividing the target dollar value of the award by 80% of the average closing price of the Company's stock during the 60 trading days preceding the grant date. This 20% discount was recommended by Mercer to take into account the contingent nature of the units and the risk of forfeiture. Performance share units will vest and be converted into our common stock only if certain cumulative growth rates (profitability and revenue) are met at the completion of the three-year performance period.

The Compensation Committee established, and the Board approved, threshold, target, and maximum vesting rates according to potential growth results for the Company. Award levels will be interpolated between levels beginning at the 50% threshold level up to the 150% maximum level. The performance share unit award is completely at-risk, and no performance share units will vest at any level unless the three year Adjusted EBITDA growth threshold is met and the Company's total cumulative revenue at the end of the three-year period exceeds three times 2014 revenue plus 10 percent of 2014 revenue. For purposes of these awards, the Compensation Committee may adjust EBITDA for certain non-recurring expenses, such as acquisition costs, to better assess management performance on core operating results over the performance period.

The Compensation Committee believes the achievement of sustained adjusted EBITDA growth, together with the revenue growth threshold, will be of substantial benefit to shareholders and encourages our NEOs to make business decisions with a longer-term view. If the revenue growth threshold is met, the number of performance share units earned at the end of the three-year award period will be determined by the cumulative annual growth in EBITDA during the performance period as illustrated by the table below:

		% of Target Shares Awarded
3-Year Cumulative Annual EBITDA Growth	Maximum 30% Growth	150%
	Target 20% Growth	100%
	Threshold 10% Growth	50%

TrueBlue, Inc. [ 2016 Proxy Statement ]

32	Compensation Discussion and Analysis

2013 Performance Share Unit Award Payment Determination (2013-2015 Performance Period)

In 2013, Messrs. Cooper, Defebaugh, Gafford, and Larkin were awarded target performance shares as a component of their total long-term equity award. This 2013 award was received by the NEOs after the final determination and release of the Company's 2015 performance results at the end of the applicable three-year performance period. For the 2015 performance year, the Compensation Committee considered Adjusted EBITDA. The actual number of shares awarded depended upon achievement of certain financial metrics during the 2013-2015 performance period, as set forth in the table below:

		% of Target Shares Awarded
3-Year Cumulative Annual EBITDA Growth	Maximum 30% Growth	150%
	Target 20% Growth	100%
	Threshold 10% Growth	50%

During the 2013-2015 performance period, the Company realized $355.3 million in cumulative Adjusted EBITDA, which equates to a 3 year cumulative annual growth of 28.81%, and therefore achieved a payout of 133.84% of target shares under the plan.

Actual shares granted to each NEO under the 2013 performance share unit award are summarized below.

NEO	Target Shares	Shares Awarded
Steven C. Cooper	35,897	48,045
Derrek L. Gafford	13,960	18,684
Wayne W. Larkin	13,162	17,616
James E. Defebaugh	9,892	13,240

Promotional Equity Award for Mr. Beharelle

In May 2015, Mr. Beharelle was promoted to President and Chief Operating Officer, TrueBlue. In recognition of the increased job scope and value of his role, he received a restricted stock award with a value of $200,000, which represented 40% of new base salary of $500,000, per standard Company practice. These shares were granted on the first trading day in June in accordance with standard Company practice. The award vests ratably over four years.

The Compensation Committee Oversees NEO Compensation

The Compensation Committee oversees, regularly reviews, and approves compensation programs for our NEOs. The Committee reviews and approves corporate goals and objectives relevant to the compensation plans applicable to the NEOs and, together with the Governance Committee, evaluates the performance of the CEO in light of the corporate goals and objectives established for the CEO.

In determining executive compensation plans and setting incentive targets, the Compensation Committee considers its compensation objectives, compensation practices of our peers, the roles and responsibilities of each NEO, and internal pay equity. The Compensation Committee seeks to align compensation with our current and long-term business strategy and goals. There is no formal weighting of any of these factors; the Compensation Committee uses its informed judgment in determining pay targets and amounts. The Compensation Committee reviews and discusses annual pay elements (base salary, bonus targets, and equity awards) each year. It evaluates other programs as needed based on changes in compensation objectives, alignment with overall Company direction and business strategy, competitive trends, accounting rules, and changes in tax and other laws and regulations. Based on a review of these factors and the Compensation Committee's determinations, the Board has also approved our executive compensation programs.

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Compensation Discussion and Analysis	33

The Compensation Committee Retains Its Own Independent Compensation Consultant

The Compensation Committee retains Mercer as its own external independent compensation consultant, to provide an in-depth external review of its executive compensation programs every two years based on peer group benchmarking. Mercer attends key meetings of the Compensation Committee and is available to the Compensation Committee as necessary.

In 2015, the Compensation Committee reaffirmed its consulting relationship with Mercer through a selection process that included the evaluation of other independent compensation consultants. At the time, and on an annual basis, the Committee evaluates the independence of Mercer to ensure that no conflicts of interest of any kind exist between Mercer and the Company, including personal or business relationships between Mercer and the Company, Company directors, or Company executive officers, Company stock ownership by Mercer, or engagement of Mercer by the Company for other material services. However, the Company's executive vice president, human resources may engage Mercer, on occasion, to provide compensation market expertise for non-NEO positions.

Information provided by Mercer is considered by the Compensation Committee but does not directly determine any of the Company's actual compensation arrangements. The Committee applies its informed judgment when establishing the compensation elements, targets, and final awards.

Our Compensation Programs are Carefully Designed to Support Specific Objectives

In making compensation recommendations to the Board, the Compensation Committee considers its compensation objectives, including structuring compensation programs that demonstrate our commitment to pay for performance in both short- and long-term incentive elements, the compensation practices of our peers, the roles and responsibilities of each NEO, and internal pay equity. The Compensation Committee designs our executive compensation programs with the goal of achieving the following objectives:

●	align, focus, attract, and retain the key executive talent needed to achieve our long-term business strategies;
●	provide a significant portion of each NEO's annual compensation based on both Company and individual performance;
●	establish performance targets for incentive compensation that align with both our annual and long- term business strategies;
●	reflect the role, scope, and complexity of each NEO's position relative to other NEOs;
●	balance the need to be competitive with our industry peers with our commitment to control costs;
●	focus on performance and align NEOs’ interests with both short- and long-term business objectives;
●	motivate NEOs to create long-term shareholder value;
●	target total compensation near the median of our peers; and
●	provide strong incentives for NEOs to join and remain at TrueBlue.

We Have a Clawback Policy

Our Clawback Policy applies to all current and former NEOs and certain other executives (including the chief accounting officer) who receive incentive-based compensation. Under this policy, the Company may seek to recover the incentive compensation awarded or paid where: (a) the incentive compensation was calculated based wholly or in part upon the achievement of certain financial results that were subsequently the subject of a restatement, (b) in the Compensation Committee's view the executive engaged in fraud or illegal conduct that materially contributed to or caused the restatement, and (c) a lower payment would have been made to the executive based upon the restated financial results. The Compensation Committee retains discretion regarding the application of the policy and may determine not to seek recovery from an executive if it determines that to do so would be unreasonable or that it is not in the best interest of the Company and its shareholders.

TrueBlue, Inc. [ 2016 Proxy Statement ]

34	Compensation Discussion and Analysis

We Expect Our NEOs to Maintain Significant Stock Ownership

During 2015, the Compensation Committee adopted the following stock ownership guidelines applicable to the NEOs based on a multiple of base salary:

NEO	2014	Effective 2015	Change in Requirement as a % of Base Salary
Steven C. Cooper	300%	450%	150%
A. Patrick Beharelle	200%	300%	100%
Derrek L. Gafford	200%	240%	40%
Wayne W. Larkin	200%	240%	40%
James E. Defebaugh	200%	200%	0%

The change in guidelines from 2014 to 2015 results in an increase in ownership requirements for Messrs. Cooper, Beharelle, Gafford and Larkin and no change for Mr. Defebaugh. The new ownership guidelines recognize the significant range of equity awards each NEO is eligible to receive annually, while continuing to require a substantial personal commitment to the Company’s long-term financial performance. NEOs are expected to achieve their targets within five years of becoming subject to the ownership guidelines. The guidelines may be satisfied by shares owned outright (regardless of whether acquired through a Company plan or other acquisition), unvested restricted shares, or shares held in the NEO's account under our employee stock purchase or 401(k) plans. Unvested performance share units may not be used to satisfy the stock ownership guidelines. Compliance with the guidelines is reviewed on an ongoing basis. NEOs who have not satisfied the applicable guideline after becoming subject to them are encouraged to retain 50% of the net amount of their shares (after applicable taxes) on each vesting date for their restricted stock awards. All NEOs have achieved their respective stock ownership level under the new guidelines.

We Maintain a Strict Insider Trading Policy

Under the Company's Insider Trading Policy, all directors and NEOs are prohibited from hedging the economic interest in our securities that they hold. In addition, we prohibit Company personnel, including the NEOs, from engaging in any short-term, speculative securities transactions, including purchasing Company securities on margin, engaging in short sales, buying or selling put or call options, and trading in options (other than those granted by the Company).

We Maintain Conservative Employment Agreements for Our NEOs

The Company has entered into employment agreements with each of the NEOs, under which each NEO may be entitled to payments upon termination of employment under the circumstances described below under “Potential Payments to Named Executive Officers upon Termination or Change-in-Control.” The Compensation Committee believes that the termination payments under the employment agreements are necessary to attract and retain high caliber executives in a competitive labor market, and to motivate them to contribute to our short- and long-term success for the benefit of our shareholders. The Compensation Committee designed the termination payments, which are competitive with our compensation peer group and general industry practices, to achieve a balance between these objectives and the potential impact on shareholders. The major provisions intended to achieve this balance generally include the following:

●	the termination benefits are payable only if the executive's employment is terminated without cause or if the executive terminates his or her employment with good reason other than death or disability;

●	cash severance payments are limited to separation payments at a rate equal to the executive's base salary for 18 months for Mr. Cooper and 12 months for the other NEOs. In addition, under their employment agreement or plan document, the NEOs would receive a prorated short-term incentive bonus subject to the performance conditions set by the Board;

●	Mr. Cooper's employment agreement provides that if he is deemed to receive an “excess parachute payment” as defined in Section 280G of the Internal Revenue Code by reason of his vesting of the unvested equity awards, the amount of such payments will be reduced or, alternatively, the provisions of the employment

TrueBlue, Inc. [ 2016 Proxy Statement ]

Compensation Discussion and Analysis	35

agreement will not act to vest his unvested equity incentive awards, so that no such payments will constitute excess parachute payments; and
●

the separation benefits are conditioned upon the execution by the executives of a release of claims against the Company, and continued compliance with non-competition and other covenants made by the executive.

Our Change-in-Control Agreements Protect Shareholder Interests

The Company has entered into change-in-control agreements with certain executive officers, including all NEOs, which were approved by all the independent directors. These agreements are described in greater detail under “Potential Payments to Named Executive Officers upon Termination or Change-in-Control” below. The change-in-control agreements are intended to protect the interests of our shareholders by providing short-term security for the executives in the event management and the Board are presented with a business combination or other opportunity that is determined to be in the best interest of our shareholders. The Compensation Committee designed the change-in-control agreements to achieve a balance between the benefits of providing executives with security and the potential impact on the shareholders. The major provisions intended to achieve this balance include:

●	the change-in-control agreements require a “double trigger,” i.e., both a change-in-control and either a termination without cause by the Company or a termination for good reason by the executive;
●

the basic benefit is limited to an amount equal to two times (three times in the case of the chief executive officer) the sum of (a) the executive's annual base salary rate in effect for the year in which the termination occurs, and (b) the executive's short-term incentive target award, in addition to the immediate vesting of outstanding, unvested equity awards;

●

the effective cost is further controlled by a “modified cap” which provides that if the “parachute” amount payable would trigger an excise tax under Section 4999 of the Internal Revenue Code, then the amount required to be paid is the greater of the cut-back parachute payment or 90% of the full parachute payment after taxes;

●	the agreements do not include an obligation to pay a “gross up” in the event excise taxes are payable; and
●	the agreements include restrictive covenants covering non-competition, non-solicitation, non-disparagement and confidentiality.

We Provide a Nonqualified Deferred Compensation Plan

The Compensation Committee approved and adopted the Company's Nonqualified Deferred Compensation Plan in 2006 (the “Deferred Compensation Plan”). The NEOs, in addition to other of our highly compensated employees, as defined in IRS regulations, are entitled to participate in the Deferred Compensation Plan. The NEOs are not entitled to participate in the Company's 401(k) plan. The Company's Deferred Compensation Plan allows participants to maintain their balances in the Deferred Compensation Plan upon termination of employment if a participant has attained the age of at least 40 years, achieved five years of credited service and has an accumulated balance of at least $5,000. The change is intended to make the plan more attractive to participants as a possible retirement planning vehicle.

Under the Deferred Compensation Plan, eligible employees may defer up to 75% of base salary and up to 100% of amounts received under the short-term incentive plan. The Deferred Compensation Plan also includes in-service accounts that allow distribution of contributions during employment and installment payments for distributions (up to 10 years) for additional flexibility for tax purposes and retirement planning. Under the Deferred Compensation Plan, the Company can match employee contributions at double the rate matched under the Company's 401(k) plan and such matching funds will be immediately vested. In 2015, the match was 50% of contributions to the plan up to $18,000. Details of amounts actually contributed to executives' plans for 2015 deferrals are provided in the Nonqualified Deferred Compensation Table in the Executive Compensation Tables. Under the Deferred Compensation Plan, the Company can also make additional contributions with different vesting schedules for retention purposes, but no additional contributions were made during 2015.

Although we currently invest deferred amounts in separate investment funds managed by third parties, we are not required to do so. All deferred amounts are subject to the risk of loss in the event we become insolvent. The Deferred Compensation Plan is administered by a benefits committee consisting of employees, including NEOs, who are eligible to participate on the same basis as other eligible employees.

TrueBlue, Inc. [ 2016 Proxy Statement ]

36	Compensation Discussion and Analysis

The Compensation Committee believes the Deferred Compensation Plan is necessary as a competitive, meaningful retirement benefit for those employees who are eligible to participate, which includes the NEOs, and does not impose any significant risk to or burden on the Company.

We Do Not Offer Pension Benefits

The Company does not maintain a defined benefit pension plan or supplemental pension plan.

Retirement Provision for Long-Term and Short-Term Incentives

We expect our NEOs to supplement their retirement income through our long-term and short-term incentive plans. Consistent with this policy, in 2015 the Compensation Committee approved the following retirement provisions for the treatment of outstanding long-term awards and annual short-term incentive awards:

●	Retirement treatment will apply if the NEO has achieved a combination of both: 1) at least 10 years of service; and 2) at least age 55.
●	Awards will be prorated and paid as follows:

»	Restricted Stock: at time of retirement, a prorated number of shares that would normally vest at the next scheduled vesting date will be vested based on days worked since the last vesting date;
»

Performance Share Units: awards will be prorated based on the number of days worked during the performance period and become vested after the end of the performance period based on actual performance results;

»	Short-Term Incentive: the current year's award will be prorated based on the days worked during the fiscal year and be paid after the end of the year based on actual performance results.
We Design Our Plans with Tax and Accounting Implications in Mind

Deductibility of Executive Compensation

Section 162(m) of the Internal Revenue Code limits our ability to deduct compensation over $1 million paid to certain of the NEOs unless such compensation is based on performance objectives meeting specified criteria, or is otherwise excluded from the limitation. The Compensation Committee uses, where practical, compensation policies and practices intended to preserve tax deductibility of executive compensation. However, notwithstanding this general practice, the Compensation Committee also believes there may be circumstances in which our interests are best served by maintaining flexibility in the way compensation is provided, whether or not compensation is fully deductible under Section 162(m). Accordingly, it is possible that some compensation paid to certain NEOs may not be deductible, such as the restricted stock portion of the long-term executive equity incentive plan and short-term incentive bonuses to the extent the aggregate of non-exempt compensation exceeds the $1 million level. See Proposal 6 for a proposal to approve our new 2016 Omnibus Incentive Plan, primarily to provide increased flexibility to the Compensation Committee to design long-term and short-term incentive awards that are intended to qualify as fully deductible “performance-based compensation” under Section 162(m). In that Proposal, we describe actions taken during 2016 to establish a formula for 2016 short-term incentive awards for the NEOs intended to qualify as “performance-based compensation,” subject to stockholder approval of the new plan.

TrueBlue, Inc. [ 2016 Proxy Statement ]

Executive Compensation Tables	37

Summary Compensation Table

The following table shows all compensation paid by the Company in fiscal 2013, 2014, and 2015 to our chief executive officer, chief financial officer, and the other three most highly paid executive officers. All individuals listed in the following tables are referred to in this proxy statement as the “named executive officers” or “NEOs.”

Name and Principal Position	Year	Salary	Bonus		Stock Awards (1)		Non-Equity Incentive Plan Compensation (2)	All Other Compensation		Total
Steven C. Cooper Chief Executive Officer	2013	$600,001	—		$1,189,544		$648,000	—		$2,437,545
	2014	$648,078	—		$1,464,246		$942,500	$1,376	(3)	$3,056,200
	2015	$650,001	—		$1,444,091		$754,000	—		$2,848,092
Derrek L. Gafford	2013	$350,002	—		$462,607		$148,400	$8,750	(4)	$969,759
Executive Vice President and	2014	$398,079	—		$540,640		$275,000	$8,750	(4)	$1,222,469
Chief Financial Officer	2015	$400,002	—		$533,201		$232,000	$9,000	(4)	$1,174,203
A. Patrick Beharelle President and Chief Operating Officer	2013	—	—		—		—	—		—
	2014	$214,717	$91,400	(5)	$1,055,915		$212,500	$25,636	(6)	$1,600,168
	2015	$479,999	$151,250	(7)	$216,334	(8)	$210,800	$51,525	(9)	$1,109,908
James E. Defebaugh	2013	$310,001	—		$327,790		$133,920	$1,395	(4)	$773,106
Executive Vice President,	2014	$324,424	—		$292,865		$178,750	—		$796,039
Secretary, and General Counsel	2015	$358,923	—		$319,921		$167,040	$9,661	(10)	$855,545
Wayne W. Larkin	2013	$330,000	—		$436,169		$153,120	$8,750	(4)	$928,039
Executive Vice President, COO	2014	$402,116	—		$591,544		$292,188	$8,750	(4)	$1,294,598
Staffing Services Group	2015	$425,000	—		$566,544		$171,275	$9,000	(4)	$1,171,819

(1) The value in this column represents the aggregate amount of both restricted shares and performance share units granted to NEOs calculated according to FASB ASC 718. These amounts do not necessarily correspond to the actual value that will be realized by the NEO, or the manner of calculating the restricted share or performance share unit award used by the Compensation Committee. For example, in 2015, Mr. Cooper received a target value of $650,001 in restricted shares with the actual number of shares granted being calculated using the average closing price of our stock during the 60 trading days preceding the grant date, which was $22.03. In 2015, Mr. Cooper also received a target value of $650,001 in performance share units with the actual number of performance shares being calculated using 80% of the average closing price of our stock during the 60 trading days preceding the grant date, which was $17.62. Thus the FASB ASC 718 grant date fair value of Mr. Cooper's restricted shares was $641,821 and the FASB ASC 718 grant date fair target value of Mr. Cooper's performance share units was $802,271, which is included in the table above. Performance shares units will vest three years after the grant date if certain long-term Company performance goals are met, as discussed in more detail in the Compensation Discussion and Analysis section of this proxy statement. Equity awards are described in more detail in the Compensation Discussion and Analysis section of this proxy statement and in the Grants of Plan-Based Awards Table. For additional information, refer to Note 12 to the Consolidated Financial Statements found in Item 8 of Part II of our 2015 Form 10-K (listed under Stock-Based Compensation). The value of the performance share units granted in 2015 is based upon the target outcome of the performance conditions at the grant date. The maximum value of the 2015 performance share units assuming that the highest level of performance conditions will be achieved, based on the grant date share price of $21.75, is approximately $1,203,406 for Mr. Cooper, $444,331 for Mr. Gafford, $266,612 for Mr. Defebaugh, and $472,127 for Mr. Larkin.

(2) The amounts set forth in this column for the respective fiscal year were earned during such fiscal year and paid in the early part of the following fiscal year to each of the NEOs under our Short-Term Incentive Plan. For additional information on the determination of the amounts related to Non-Equity Incentive Plan Compensation, see the discussion above in the Compensation Discussion and Analysis entitled “Short-Term Incentive Plan.”

(3) This amount represents a service award in the amount $1,376 received by Mr. Cooper.

(4) These amounts represent matching funds paid by the Company to participants in the Nonqualified Deferred Compensation Plan.

(5) This amount represents $91,400 in a transition bonus paid to Mr. Beharelle for acquisition related performance in 2014.

(6) This amount represents the aggregate incremental cost to the Company of personal benefits provided to Mr. Beharelle for certain housing costs and an automobile allowance in 2014.

(7) This amount includes a $100,000 transition bonus paid to Mr. Beharelle for acquisition related performance in 2015 as well as special incentive bonuses for Mr. Beharelle related to the performance of specific business units as described in further detail in the Compensation Discussion and Analysis section entitled "Special Incentive Arrangements for Mr. Beharelle."

(8) This amount represents the promotional grant of restricted stock to Mr. Beharelle on June 1, 2015, at a grant date price of $28.48.

(9) This amount represents the aggregate incremental cost to the Company of personal benefits provided to Mr. Beharelle for certain housing costs and an automobile allowance in 2015.

(10) This amount represents matching funds paid by the Company to participants in the Nonqualified Deferred Compensation Plan in the amount of $8,973 and a service award in the amount $688 received by Mr. Defebaugh.

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Grants of Plan-Based Awards

Name	Type of Award	Grant Date	Action Date (1)	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards (2]			Estimated Future Payouts Under Equity Incentive Plan Awards (3)			All other stock awards: number of shares of stock or units (4)	Grant Date Fair Value of Equity Based Awards (5)
				Threshold	Target	Maximum	Threshold	Target	Maximum
Steven C. Cooper
	Cash Incentive	—	12/12/2014	$487,500	$650,000	$975,000	—	—	—	—	—
	Restricted Stock	2/9/2015	12/12/2014	—	—	—	—	—	—	29,509	$641,821
	Performance Share Units	2/9/2015	12/12/2014	—	—	—	18,443	36,886	55,329	—	$802,271
Derrek L. Gafford
	Cash Incentive	—	12/12/2014	$140,000	$200,000	$300,000	—	—	—	—	—
	Restricted Stock	2/9/2015	12/12/2014	—	—	—	—	—	—	10,896	$236,988
	Performance Share Units	2/9/2015	12/12/2014	—	—	—	6,810	13,619	20,429	—	$296,213
A. Patrick Beharelle
	Cash Incentive	—	12/12/2014	$148,750	$212,500	$318,750	—	—	—	—	—
	Restricted Stock	6/1/2015	—	—	—	—	—	—	—	7,596	$216,334
	Performance Share Units	—	—	—	—	—	—	—	—	—	—
James E. Defebaugh
	Cash Incentive	—	12/12/2014	$108,000	$144,000	$216,000	—	—	—	—	—
	Restricted Stock	2/9/2015	12/12/2014	—	—	—	—	—	—	6,537	$142,180
	Performance Share Units	2/9/2015	12/12/2014	—	—	—	4,086	8,172	12,258	—	$177,741
Wayne W. Larkin
	Cash Incentive	—	12/12/2014	$148,750	$212,500	$318,750	—	—	—	—	—
	Restricted Stock	2/9/2015	12/12/2014	—	—	—	—	—	—	11,577	$251,800
	Performance Share Units	2/9/2015	12/12/2014	—	—	—	7,236	14,471	21,707	—	$314,744

(1) This column reflects the date that the Compensation Committee approved the Company performance targets, business unit performance targets, and individual performance targets and awards pursuant to the Short-Term Incentive Plan, and also set the Company performance targets for the performance share unit awards under the Long-Term Incentive Plan.

(2) These columns show what the potential payout for each NEO would have been under the Short-Term Incentive Plan in 2015, if the threshold, target, or maximum goals were satisfied for all Company performance measures. The amount also reflects the individual performance goals component of the short-term incentive plan. The potential payouts were performance-driven and therefore completely at risk. For actual payouts under the Short-Term Incentive Plan for 2015, please see the Summary Compensation Table above. The business measurements, performance goals, and salary multipliers for determining the payout are described in the Compensation Discussion and Analysis section above.

(3) These columns show the number of performance share units granted in 2015 to the NEOs under the Long-Term Incentive Plan. The target number of restricted shares and performance share units granted was calculated using the target value for the award which is based on a percentage of the NEO's salary. The 2015 performance share units vest three years after the date of grant, if at all. The amounts shown reflect the potential payout for performance share units for each NEO under the Long-Term Incentive Plan if the threshold, target or maximum Company performance goals are satisfied. The performance goals and award multipliers for determining the potential vesting amounts are described in the Compensation Discussion and Analysis section above. The number of performance share units granted was calculated using the target value for the award (a percentage of the NEO's salary) divided by 80% of the average closing price of Company shares during the 60 trading days preceding the grant date, which was $17.62.

(4) This column shows the number of restricted share awards granted in 2015 to the NEOs under the Long-Term Incentive Plan. The amounts shown for restricted stock awards granted vest in equal installments over three years except the June 1, 2015 award which will vest over four years. The number of restricted shares granted on February 9, 2015 was calculated using the average closing price of Company shares during the 60 trading days preceding the grant date, which was $22.03.

(5) This column shows the grant date fair value of equity awards in accordance with FASB ASC Topic 718. For restricted stock, grant date fair value was calculated using the closing price of Company stock on the date of grant. The closing price of Company stock on February 9, 2015, was $21.75. The closing price of Company stock for Mr. Beharelle's promotional grant on June 1, 2015 was $28.48. For performance share units, the February 9, 2015 grant date fair value was calculated using the closing price of Company stock on the date of grant and the target number of performance share units. The performance goals and award multipliers for determining the potential vesting amounts are described in the Compensation Discussion and Analysis section, above. The amounts shown are consistent with the estimate of aggregate compensation cost to be recognized over the service period determined as of the grant date under FASB ASC Topic 718, excluding the effect of estimated forfeitures. For additional information on the calculation and valuation of equity awards, refer to the Compensation Discussion and Analysis section above, and refer to Note 12 to the Consolidated Financial Statements found in Item 8 of Part II of our 2015 Form 10-K (listed under Stock-Based Compensation).

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Outstanding Equity Awards at Fiscal Year-End

The following table provides information on the holdings of stock options, restricted stock awards and performance share units of the NEOs as of December 25, 2015. This table includes unvested shares of restricted stock and performance share units. The market value of the restricted stock awards and performance share units is based on the closing market price on December 25, 2015, which was $26.51. For additional information about restricted stock awards and performance share units, see the description of equity incentive compensation in the Compensation Discussion and Analysis section above. Grants that are not listed in the vesting schedule are 100% vested.

Stock Awards

Name	Grant Date	Number of Shares or Units of Stock That Have Not Vested (1)	Market Value of Shares or Units of Stock That Have Not Vested	Equity Incentive Plan Awards: Unearned Shares, Units or Other Rights That Have Not Vested (2)	Equity Incentive Plan: Market Value of Unearned Shares, Units or Other Rights That Have Not Vested
	2/8/2013	57,617	$1,527,427	—	—
Steven C. Cooper	2/7/2014	17,175	$455,309	48,306	$1,280,592
	2/9/2015	29,509	$782,284	55,329	$1,466,772
	2/8/2013	22,406	$593,983	—	—
Derrek L. Gafford	2/7/2014	6,341	$168,100	17,837	$472,859
	2/9/2015	10,896	$288,853	20,429	$541,573
A. Patrick Beharelle	7/1/2014	24,935	$661,027	—	—
	6/1/2015	7,596	$201,370	—	—
	2/8/2013	15,877	$420,899	—	—
James E. Defebaugh	2/7/2014	3,435	$91,062	9,662	$256,140
	2/9/2015	6,537	$173,296	12,258	$324,960
Wayne W. Larkin	2/8/2013	21,125	$560,024	—	—
	2/7/2014	4,954	$131,331	13,935	$369,417
	6/2/2014	4,628	$122,688	—	—
	2/9/2015	11,577	$306,906	21,707	$575,453

(1) This column includes restricted stock awards and performance share units that were determinable as of December 25, 2015, but which had not yet vested. For restricted stock awards, 33 1/3% of each award vests every year for 3 years, except Mr. Beharelle's June 1, 2015 award and Mr. Larkin's June 2, 2014 award, which vest at the rate of 25% each year for 4 years.

(2) This column includes performance share unit awards. The awards vest on or about the third anniversary of the award, if at all, according to predetermined targets. For additional information on the vesting schedule and Company performance goals for performance share units granted in 2015 please see the Compensation Discussion and Analysis section above. For performance share unit awards granted in 2013 and 2014, additional information on performance goals can be found in our prior proxy statements. The February 7, 2014, and February 9, 2015 grants all assume 150% of the award, or the maximum potential number of shares, will be awarded.

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Option Exercises and Stock Vested

The following table provides information for the NEOs regarding: (a) stock option exercises during 2015, to the extent any occurred, including the number of shares acquired upon exercise and the value realized; and (b) the number of shares acquired upon the vesting of restricted stock awards and performance share units and the value realized before payment of applicable withholding tax and broker commissions. The value realized represents long-term gain over several years, which is not part of compensation awarded in 2015 as reported in the Summary Compensation Table above.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise	Number of Shares Acquired on Vesting	Value Realized on Vesting (1)
Steven C. Cooper	—	—	92,337	$1,997,972
Derrek L. Gafford	—	—	29,604	$639,638
A. Patrick Beharelle	—	—	12,468	$376,190
James E. Defebaugh	—	—	19,199	$414,463
Wayne W. Larkin	—	—	28,943	$636,711

(1) The dollar amount realized upon vesting was calculated by multiplying the number of shares of stock by the market value of the underlying shares on the vesting date.

Pension Benefits

The Company does not maintain a defined benefit pension plan or supplemental pension plan.

Nonqualified Deferred Compensation

The Company maintains a Nonqualified Deferred Compensation Plan that allows certain highly compensated employees, including the NEOs, to defer portions of their base salary and annual incentive bonus and thereby defer taxes. The following table provides additional information about the amounts deferred by our NEOs:

Name	Executive Contributions in Last FY (1)	Registrant Contributions in Last FY (2)	Aggregate Earnings (Loss) in Last FY (3)	Aggregate Withdrawals/ Distributions	Aggregate Balance at Last FYE
Steven C. Cooper	—	—	—	—	—
Derrek L. Gafford	$24,000	$9,000	$(17,712)	—	$300,122
A. Patrick Beharelle	—	—	—	—	—
James E. Defebaugh	$17,946	$8,973	$(1,089)	—	$74,300
Wayne W. Larkin	$25,500	$9,000	$(3,435)	—	$284,610

(1) The amounts contributed to this plan by the Company’s NEOs are set forth in this table and are included in the amounts shown as “Salary” in the Summary Compensation Table, above.

(2) These amounts were earned as a match to contributions made by the NEO to the Company Nonqualified Deferred Compensation Plan in 2015, but paid in early 2016. The Company contribution is included in the columns "Registrant Contributions in Last FY" and “Aggregate Balance at Last FYE.” These amounts are included in the amounts shown as "All Other Compensation" in the Summary Compensation Table above.

(3) These amounts were earned, or lost, by the NEO according to investment gains and losses based on the performance of certain investment choices selected by the participants in the Nonqualified Deferred Compensation Plan. These investment choices are the same investment choices available under the tax-qualified 401(k) plan offered by the Company to eligible employees, except that Company stock is available as an investment in the tax-qualified 401(k) plan. Participants may change their investment elections at any time under the same rules that apply under the 401(k) plan.

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The participants in the Nonqualified Deferred Compensation Plan may annually elect to defer up to 75% of their salary and up to 100% of their annual incentive bonus. Participants are always 100% vested in the elective deferral contributions to the plan. The amounts deferred into this plan and all earnings remain subject to the claims of the Company’s general creditors until distributed to the participant. Participants may receive their funds after the termination of their employment or during employment in the case of an unforeseen emergency, the disability of the participant, or a change-in-control. Beginning in 2011, participants also have the option to receive a distribution of deferred funds during employment if such a distribution was established prior to the deferral. Any Company matching contributions are discretionary. Whether a matching contribution will be made for a plan year and the amount of any such match will be determined each year by the Company. Prior to 2011, any matching contributions a participant received in the plan for the plan year were subject to a vesting schedule over five years. Starting in 2012 and thereafter, matching funds were immediately vested.

The deemed rates of return for the earnings options may be positive or negative and thus may result in gains or losses to a participant’s plan balance. No assets are required to actually be invested in such funds. The deemed investment options may be changed by the participant periodically throughout the year. For certain key employees, the distribution election must be made at least six months before the actual payment of the participant’s account balance.

Potential Payments to Named Executive Officers Upon Termination or Change-in-Control

The Company has entered into employment agreements and change-in-control agreements with each of the NEOs pursuant to which each NEO may be entitled to payments upon termination of employment under the circumstances described below. The payments are subject to the fulfillment of certain conditions, including compliance with a non-competition agreement, which are described below. The information below is a summary of certain material provisions of these agreements and does not attempt to describe all aspects of the agreements. The rights of the parties are governed by the actual agreements and are in no way modified by the abbreviated summary set forth in this proxy statement.

Following the description of the agreements, there is a table showing the potential payments the NEOs could have received under these agreements, assuming their employment with the Company was terminated by the Company without cause or for good reason by the NEO on December 25, 2015.

Employment Agreement for Steven C. Cooper

Mr. Cooper’s employment agreement provides that if the Company terminates his employment without cause or if Mr. Cooper terminates his employment with good reason other than death or disability and successfully completes a transition period during which, among other things, he develops a transition plan for the CEO position and assists the Company in identifying and recruiting a successor CEO, then he will be entitled to the following:

●	separation payments at a rate equal to his base salary at the time of termination for a period of 18 months;
●

payment of Mr. Cooper’s then applicable short-term incentive bonus subject to performance conditions set by the Board and prorated for the portion of the bonus period Mr. Cooper is actually employed by the Company;

●

immediate accelerated vesting in all previously awarded but unvested stock options, restricted stock, performance share units (which vest based on performance after the applicable performance period) and other equity awards, provided that any options or other equity awards that are not exercised within the time periods for exercise set forth in the applicable plan, sub-plan or grant agreement, shall expire in accordance with the terms of such plan, sub-plan or grant agreement; and

●

continued group health plan coverage for Mr. Cooper and his family until the later of: (a) Mr. Cooper and his spouse have both reached age 65; or (b) the date Mr. Cooper and his spouse are both eligible for Medicare.

If Mr. Cooper terminates his employment without cause but with at least one (1) year prior written notice and has successfully completed the transition period as described above, then Mr. Cooper will be entitled to the continued group health plan coverage as set forth above.

The foregoing separation benefits are conditioned upon the execution by Mr. Cooper of a release of claims against the Company and continued compliance by Mr. Cooper with all covenants with the Company. Pursuant to his employment agreement, Mr. Cooper’s covenants with the Company include, without limitation, covenants requiring a duty of loyalty, non-disclosure of confidential information, assignment of inventions, non-competition, and non-solicitation. Mr. Cooper is also party to a non-competition agreement with the Company.

Mr. Cooper’s employment agreement also provides that if he is deemed to receive an “excess parachute payment” as

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42	Executive Compensation Tables

defined in Section 280G of the Internal Revenue Code (the “Code”) by reason of his vesting of the unvested equity awards (taking into account any other compensation paid or deemed paid to him), the amount of such payments or deemed payments shall be reduced or, alternatively, the provisions of the employment agreement shall not act to vest unvested equity incentive awards to Mr. Cooper, so that no such payments or deemed payments shall constitute excess parachute payments. The determination of whether a payment or deemed payment constitutes an excess parachute payment shall be in the sole discretion of the Board.

Employment Agreements for Messrs. Beharelle, Defebaugh, Gafford, and Larkin

Messrs. Beharelle, Defebaugh, Gafford, and Larkin are parties to employment agreements and plan documents, which provide that if the Company terminates the NEO’s employment without cause, or if the NEO terminates his or her employment with good reason other than death or disability, then the NEO will be entitled to the following:

●	separation payments at a rate equal to the NEO's base salary for a period of 12 months from the termination date;
●	prorated short-term incentive bonus subject to the performance conditions set by the Board;
●

accelerated or continued vesting in any previously awarded stock options, restricted stock, performance share units (which vest based on performance after the applicable performance period, and in an amount pro-rated for the portion of the performance period the NEO is employed plus any accelerated vesting period) and other equity awards as if the NEO had worked for the Company for 12 months after his or her termination date, provided that any options or other equity awards that are not exercised within the time periods for exercise set forth in the applicable plan, sub-plan or grant agreement, shall expire in accordance with the terms of such plan, sub-plan or grant agreement.

As a condition precedent to being entitled to receive the benefits set forth above, the NEO must sign and deliver and thereafter not revoke a release of claims against our Company, remain in full compliance with all provisions of the sections of the employment agreement relating to non-disclosure of confidential information and assignment of inventions, and be and remain in full compliance with the non-competition agreement and any other covenants with the Company entered into by the executive. Each NEO is also party to a non-competition agreement with the Company.

In addition to the provisions described above, the employment agreement for each NEO also provides that, if at the time of termination of employment the executive is considered a “specified employee” subject to the required six-month delay in benefit payments under Section 409A(a)(2)(B)(i) of the Code, then any separation payments that would otherwise have been paid within the first six months after termination of employment shall instead be paid in a single lump sum on (or within 15 days after) the six-month anniversary of such termination of employment and any remaining severance payments shall be made monthly after such six-month anniversary.

Change-in-Control Agreements

The Company has entered into change-in-control agreements with various executive officers, including each of the NEOs. Each change-in-control agreement by its terms expires each year on December 31, provided that beginning on January 1 of each subsequent year, the change-in-control agreements will automatically be extended for an additional year, unless either party gives notice of termination not later than September 30 of the immediately preceding year. Because no such notices of termination were provided, the change-in-control agreements were in effect through December 25, 2015. If a change-in-control occurs during the term, the term will expire on the earlier of the third anniversary of the change-in-control or the date of the executive’s death (such period is referred to as the “Severance Period”). If the executive ceases to be employed prior to a change-in-control, the agreement will expire on the date of termination of employment. The change-in-control agreements are effective on the date executed, but do not become operative unless a change-in-control occurs.

Change-in-control means that during the term of the agreements any of the following events occur:

●

any individual, entity, or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) is or becomes the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than 33 1/3 % of the combined voting power of the then-outstanding voting stock of the Company;

●	a majority of the Board ceases to be comprised of incumbent directors; or
●

the consummation of a reorganization, merger, consolidation, plan of liquidation or dissolution, recapitalization or sale, or other disposition of all or substantially all of the assets of the Company or the acquisition of the stock or assets of another corporation, or other transaction (each, a “Business Transaction”), and as a result of which less than 50% of the outstanding

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voting interests or securities of the surviving or resulting entity immediately after the Business Transaction are owned in the aggregate by the former shareholders of the Company, as the same shall have existed immediately prior to such Business Transaction, in substantially the same proportions as their ownership before such Business Transaction.

The Company will be required to pay the amounts described in the table below if following the occurrence of a change-in-control (or within 90 days prior to the date of a change-in-control if at the request of a third party who has taken steps reasonably calculated to effect a change-in-control): (a) the Company terminates the executive’s employment during the Severance Period other than for cause, or as a result of the executive’s death or permanent disability, or (b) the executive terminates the executive’s employment for good reason during the Severance Period. Each of (a) and (b) is referred to in the change-in-control agreement as a “Triggering Termination.” As a condition precedent to receiving any payments and benefits under the change-in-control agreement, the executive must execute and not later revoke a waiver and release agreement and be in compliance with the restrictive covenants and terms of the change-in-control agreement. The material covenants of the executive in the change-in-control agreement include a duty of loyalty, non-disclosure, non-use and protection of confidential information, non-disparagement, non-competition, and non-solicitation of employees and clients. The non-competition and non-solicitation provisions apply during the term of the change-in-control agreement and for a period of two years following the termination of employment.

In the event of a Triggering Termination, subject to the terms of the agreement, the Company is required to pay to the executive an amount equal to two times (except in the case of Mr. Cooper, in which case it shall be three times) the sum of (a) the executive’s annual base salary rate in effect for the year in which the termination date occurs, plus (b) the executive’s incentive or target bonus (in an amount equal to the target bonus immediately prior to the change-in-control or, if such target shall not have been established or shall be reduced after a change-in-control, the highest aggregate incentive pay earned in any of the three fiscal years immediately preceding the year in which the change-in-control occurred). Such amounts shall be payable as follows: 50% shall be payable within five business days after the termination date and 50% shall be payable in equal monthly installments over the 24 months following the termination date, so long as the agreement provides that the timing of payments may be adjusted if necessary to comply with Section 409A of the Code. The Company will also either provide employee benefits to the executive comparable to the benefits that the executive was receiving or entitled to receive immediately prior to the termination date or will pay a lump sum payment in lieu of the continuation of such benefits, as described in the change-in-control agreement.

In addition to the amounts described above, if there is a Triggering Termination, the Company will pay in cash to the executive a lump sum amount equal to the sum of (a) any unpaid incentive compensation that has been earned, accrued, allocated, or awarded to the executive for any performance period ending prior to a Triggering Termination, plus (b) the value of any annual bonus or long-term incentive pay earned, accrued, allocated, or awarded with respect to the executive’s service during the performance period or periods that include the date on which the change-in-control occurred. Furthermore, if there is a Triggering Termination, all stock options, restricted stock, performance share units, and any other equity award shall become fully vested as of the date of termination.

Notwithstanding any provision of the change-in-control agreement or any other agreement between the executive and the Company to the contrary, if any amount or benefit to be paid or provided under the change-in-control agreement or any other agreement would be a payment that creates an obligation for the executive to pay excise taxes under Section 280G of the Code (an “excess parachute payment”), then the payments and benefits to be paid or provided under the change-in-control agreement and any other agreement will be reduced to the minimum extent necessary (but in no event to less than zero) so that no portion of any such payment or benefit, as so reduced, constitutes an excess parachute payment; provided that the foregoing reduction will not be made if such reduction would result in the executive receiving an after-tax amount less than 90% of the after-tax amount of the severance payments the NEO would have received under the change-in-control agreement or under any other agreement. In the event that any payment or benefit intended to be provided is required to be reduced pursuant to this provision, the executive will be entitled to designate the payments and/or benefits to be so reduced.

In addition to the foregoing limitation, the change-in-control agreements provide that to the extent that the executive receives payments by reason of the executive's termination of employment pursuant to any other employment or severance agreement or employee plan (collectively, “Other Employment Agreements”), the amounts otherwise receivable under the change-in-control agreement will be reduced by the amounts actually paid pursuant to the Other Employment Agreements, but not below zero, to avoid duplication of payments so that

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the total amount payable or value of benefits receivable under the change-in-control agreement, and under the Other Employment Agreements, is not less than the amounts payable or value receivable had such benefits been paid in full under the change-in-control agreement.

Non-Competition Agreements

Each of the NEOs has also entered into a non-competition agreement with the Company. Each non-competition agreement provides, among other things, that during the executive’s employment with the Company and for a period of two years following the termination of such employment for any reason, the executive shall not, directly or indirectly:

●

employ or solicit for employment any Company employee who has been employed by the Company during the six months prior to the termination of the executive’s employment or urge any such person to discontinue employment with the Company;

●

seek to employ any individual who has applied for and/or accepted placement in a job by the Company with a client, and about whom the executive obtained information or with whom the executive interacted on behalf of the Company;

●	solicit any client of the Company for the purpose of providing temporary and/or permanent staffing services on behalf of a competing business;
●	engage in any conduct intended to induce or urge any client to discontinue its business relationship with the Company; or
●	do any business with any Company client in connection with the provision of temporary and/or permanent staffing services.

The non-competition agreement also provides that during the executive’s employment with the Company and for a period of 12 months for Messrs. Defebaugh, Gafford, and Larkin,18 months for Mr. Cooper, and 24 months for Mr. Beharelle, following the termination of such employment, the executive shall not, directly or indirectly, in any location in which the Company conducts or plans to conduct business, work for or participate in a business similar to or that competes with the business of the Company. Within 15 days after the termination of the executive’s employment, the Company, in its sole discretion, may elect to extend the non-competition period from 12 months for Messrs. Defebaugh, Gafford, and Larkin, and 18 months in the case of Mr. Cooper, to 24 months, provided that if the Company makes such election and either the Company terminated the executive’s employment without cause or the executive terminated employment with good reason, then, if the executive has complied with certain conditions precedent, the period during which the executive is entitled to receive separation payments pursuant to the executive’s employment agreement will automatically and without further action be extended from 12 months for Messrs. Defebaugh, Gafford, and Larkin, to 24 months and from 18 months to 24 months for Mr. Cooper. The non-competition agreement also contains, among other things, provisions covering duty of loyalty and non-disclosure, non-use and other protection of confidential information.

Restricted Stock and Performance Share Unit Agreements

The award agreements that govern the stock option, restricted stock and performance share unit grants to the NEOs also provide that the restricted stock and performance share units, as applicable, will become fully vested if after a change of control, the NEO is terminated without cause or terminates employment for good reason. Performance share units vest in such an event at the target level, provided that the Compensation Committee shall have the discretion to determine that the performance goals shall be deemed to have been performed at the maximum level. For purposes of the restricted stock and performance share unit agreements, change of control means the first day that any one or more of the following conditions shall have been satisfied:

●	the sale, liquidation, or other disposition of all or substantially all of the Company’s assets in one or a series of related transactions;
●

an acquisition (other than directly from the Company) of any outstanding voting securities by any person, after which such person has beneficial ownership of 25% or more of the then outstanding voting securities of the Company, other than a Board approved transaction;

●

during any consecutive 24-month period, the individuals who, at the beginning of such period, constitute the Board cease for any reason other than death to constitute at least a majority of the members of the Board, subject to certain exceptions; or

●

a merger, consolidation, or reorganization of the Company, as a result of which the shareholders of the Company immediately prior to such merger, consolidation, or reorganization own, directly or indirectly, immediately following such merger, consolidation, or reorganization less than 50% of the combined voting power of the outstanding voting securities of the entity resulting from such merger, consolidation, or reorganization.

TrueBlue, Inc. [ 2016 Proxy Statement ]

Executive Compensation Tables	45

Potential Payout Upon an Involuntary Termination Without Cause or for Good Reason

The table below quantifies the potential payouts to each of the NEOs. The table shows two alternative scenarios: termination before a change-in-control and termination after a change-in-control.

	Potential Payouts upon Involuntary Termination by Company without Cause or by Executive for Good Reason after a Change-in-Control (1)(2)			Potential Payouts upon Involuntary Termination by Company without Cause or by Executive for Good Reason before a Change-in-Control (3)
Name	Cash Payment	Restricted Stock & Performance Share Vesting (4)	Continuation of Health & Welfare Benefits	Cash Payment (5)	Restricted Stock & Performance Share Vesting (4)(6)(7)
Steven C. Cooper (8)	$3,900,000	$5,512,383	$31,035	$1,729,000	$5,512,383
Derrek L. Gafford (8)	$1,200,000	$2,065,368	$31,035	$632,000	$1,607,327
A. Patrick Beharelle (8)	$1,500,000	$862,397	$37,051	$762,050	$380,856
James E. Defebaugh (8)	$1,008,000	$1,266,356	$37,051	$527,040	$996,503
Wayne W. Larkin (8)	$1,275,000	$2,065,818	$31,035	$596,275	$1,562,208

(1) Assumes that (a) the change-in-control agreement was effective as of December 25, 2015, (b) a change-in-control occurred on or before such date, and (c) the NEO was terminated by the Company without cause on such date or the NEO terminated NEO's employment for good reason on such date.

(2) As explained above, the definition of a change of control for purposes of the stock option and restricted stock agreements differs slightly from the definition of change-in-control in the change-in-control and performance share agreements. In the event an NEO was terminated on December 25, 2015, by the Company without cause, or the NEO terminated NEO's employment for good reason on such date following a change of control under the stock option and restricted stock agreements that did not constitute a change-in-control for purposes of the change-in-control agreement, the NEO would have been entitled to the restricted stock vesting and stock option vesting but not the cash payment, performance share vesting or continuation of health and welfare benefits shown in the table.

(3) Assumes that (a) the employment agreement was effective as of December 25, 2015, (b) no change-in-control occurred on or before such date, and (c) the NEO was terminated by the Company without cause on such date or the NEO terminated NEO's employment for good reason on such date.

(4) The amounts shown for each NEO are calculated by multiplying the number of unvested restricted stock awards and unvested performance share awards (which are at the actual amount earned for 2013 award and are at 150% for the 2014 and 2015 award) for such NEO with respect to which the vesting would accelerate as a result of termination under the circumstances noted by the closing price of a share of common stock on December 25, 2015, which was $26.51. Unvested restricted stock and performance share units are set forth in the Outstanding Equity Awards at Fiscal Year-End table.

(5) These amounts include the amount earned under the 2015 short-term incentive plan, which according to the terms of the short-term incentive plan was payable upon the NEO's termination of employment under the conditions noted in footnote (3) above.

(6) Mr. Cooper's employment agreement provides for the accelerated vesting of all equity awards upon termination of employment under the conditions noted in footnote (3) above. Under the employment agreements for the NEOs (other than Mr. Cooper), however, vesting is only accelerated for those equity awards which would have vested in the 12 month period following a termination of employment under the conditions noted in footnote (3) above.

(7) The performance share unit grant agreements provide that, upon termination of employment under the conditions noted in footnote (3) above, a pro-rata portion of the performance shares vest and are paid out at the end of the performance period based on actual performance. The NEOs also receive the additional vesting noted in footnote (6) above in addition to the pro-rata vesting. For the amounts shown, we have assumed 150% vesting over the performance period for the 2014 and 2015 award.

(8) As discussed above, the amounts actually payable to the NEOs pursuant to the change-in-control agreement (and the amounts actually payable to Mr. Cooper pursuant to his employment agreement) are subject to reduction if any amount or benefit to be paid under such agreement or any other agreement would be a payment that creates an obligation for the NEO to pay excise taxes under Section 280G of the Code. For purposes of Section 280G, the value of the acceleration of stock options, performance shares, and restricted stock is based on a time-based formula and is different than the method described in footnote (4) above.

TrueBlue, Inc. [ 2016 Proxy Statement ]

46	PROPOSAL 6 Approval of the 2016 Omnibus Incentive Plan

Introduction

The Board has approved, subject to shareholder approval, the TrueBlue, Inc. 2016 Omnibus Incentive Plan (the “2016 Plan”). The 2016 Plan replaces the TrueBlue, Inc. 2005 Long-Term Equity Incentive Plan (the “Predecessor Plan”), but does not increase the number of shares available for grants. The number of shares available for grant under the 2016 Plan, as of the date of shareholder approval, will be the same number of shares that were available for grant under the Predecessor Plan and no new awards may be made under the Predecessor Plan once the 2016 Plan is approved and becomes effective. Additional information about the shares available for grant under the 2016 Plan is provided below.

As with the Predecessor Plan, the purposes of the 2016 Plan are to: (a) attract and retain talented employees, officers, directors and consultants and (b) promote the growth and success of our business by aligning the long-term interests of employees, officers, directors and consultants with those of our shareholders by providing an opportunity for such individuals to acquire an interest in our business, and by providing rewards for exceptional performance and long-term incentives for future contributions to our success.

The primary reason the Board adopted the 2016 Plan is to improve TrueBlue’s ability to grant both cash-based and equity-based awards intended to be fully deductible as “performance-based compensation” under Section 162(m) of the Internal Revenue Code (“Section 162(m)”). The Predecessor Plan provided for equity-based awards that could qualify as “performance-based compensation” under Section 162(m), but the cash-based awards did not qualify as such. The 2016 Plan also refreshes the list of permitted performance measures that the Compensation Committee may use in designing performance-based awards and updates certain individual award limits.

Under Section 162(m), we are generally prohibited from deducting compensation paid to “covered employees” in excess of $1 million per person in any year. “Covered employees” are defined as the chief executive officer and the three other most highly compensated named executive officers (excluding the chief financial officer). Compensation that qualifies as “performance-based” is not subject to the $1 million limit. In general, one of the requirements that must be satisfied to qualify as “performance-based compensation” is that the material terms of the performance goals under which the compensation may be paid must be disclosed to and approved by a majority vote of our shareholders, generally at least once every five years. For purposes of Section 162(m), the material terms of the performance goals generally include (a) the individuals eligible to receive compensation upon achievement of performance goals, (b) a description of the business criteria on which the performance goals may be based, and (c) the maximum amount that can be paid to an individual upon attainment of the performance goals. By approving the 2016 Plan, shareholders also will be approving the material terms of the performance goals under the 2016 Plan that are disclosed below under “Summary of the 2016 Plan.” Although shareholder approval of the 2016 Plan will provide flexibility to grant awards under the 2016 Plan that qualify as “performance-based” compensation under Section 162(m), we retain the ability to grant awards under the 2016 Plan that do not qualify as “performance-based compensation” under Section 162(m).

The 2016 Plan includes certain other changes compared to the Predecessor Plan, including the addition of a limit on awards to non-employee directors, but does not otherwise expand the types of equity-based awards or eligible participants as currently applicable under the Predecessor Plan.

Plan Features and Grant Practices that Protect Shareholder Interests

Like the Predecessor Plan, the 2016 Plan and our grant practices include features that protect the interests of our shareholders:

●	Independent oversight. The 2016 Plan is administered by the Compensation Committee, a committee composed entirely of independent directors.
●	No evergreen feature. The 2016 Plan includes a fixed number of shares available for grant that will not automatically increase because of an “evergreen” feature.
●

No liberal share counting. The 2016 Plan prohibits the Company from re-using shares that are tendered or surrendered to pay the exercise cost or tax obligation of grants (such a practice is an example of a “liberal share counting” provision that is disfavored by many institutional investors). The only shares that are re-used in the 2016 Plan are for awards that have been canceled, forfeited, expired or for awards settled in cash.

●

Stock option/SAR limits. The exercise price of stock options and stock appreciation rights (SARs) awarded must be at least 100% of the fair market value on the date of the award. The maximum term of each stock option and SARs is ten years.

TrueBlue, Inc. [ 2016 Proxy Statement ]

PROPOSAL 6 Approval of the 2016 Omnibus Incentive Plan	47

●	No repricing. The 2016 Plan does not permit the repricing of stock options or SARs.
●	Clawback. Awards granted under the 2016 Plan are subject to any then current compensation recovery or clawback policy of the Company that applies to awards under the 2016 Plan.
●	No single-trigger acceleration. Under the 2016 Plan, there is no automatic vesting of awards upon a change in control of the Company.
●	Dividends. The 2016 Plan does not permit dividends or dividend equivalents on stock options, SARs or unearned performance share units.
●

Reasonable run rate. The Compensation Committee continues to control the dilutive effect of equity issued under the Company’s plans by controlling the number of shares issued on an annual basis (run-rate).

●

Use of performance-based awards. Named executive officers receive 50% of their annual equity awards as performance share units which will only vest if certain Company performance measures are achieved (see Compensation Discussion and Analysis above for further information).

●

Stock ownership requirements. The Company has adopted stock ownership guidelines for directors and executive officers that require them to retain a certain amount of shares of common stock (see Compensation Discussion and Analysis above for further information).

Summary of the 2016 Plan

The principal features of the 2016 Plan are summarized below. The following summary of the 2016 Plan does not purport to be a complete description of all of the provisions of the 2016 Plan. It is qualified in its entirety by reference to the complete text of the 2016 Plan, which is attached to this proxy statement as Appendix B.

Eligibility

Awards may be granted under the 2016 Plan to officers, employees, consultants and advisors of the Company and its subsidiaries and to non-employee directors of the Company. Incentive stock options may be granted only to employees of the Company or its subsidiaries. As of March 11, 2016, approximately 190 individuals were eligible to receive awards under the 2016 Plan, including 7 executive officers and 7 non-employee directors.

Administration

The 2016 Plan may be administered by the Board of Directors or the Compensation Committee. The Compensation Committee, in its discretion, selects the individuals to whom awards may be granted, the time or times at which such awards are granted, and the terms of such awards.

Number of Authorized Shares

The number of shares of common stock authorized for issuance under the 2016 Plan is the same number of shares of common stock available for the grant of awards under the Predecessor Plan as of the date the 2016 Plan is approved by the Company’s shareholders. As of March 11, 2016, there were 2,051,141 shares of common stock available for the grant of awards under the Predecessor Plan. In addition, as of the date of shareholder approval of the 2016 Plan, (a) no new awards may be granted under the Predecessor Plan, (b) any awards then outstanding under the Predecessor Plan will remain subject to and be paid under the Predecessor Plan, and (c) any shares then subject to outstanding awards under the Predecessor Plan that subsequently expire, terminate, or are surrendered or forfeited for any reason without issuance of shares will automatically become available for issuance under the 2016 Plan. Up to 4 million shares may be granted as incentive stock options under Code Section 422. The shares of common stock issuable under the 2016 Plan will consist of authorized and unissued shares, treasury shares, or shares purchased on the open market or otherwise.

If any award is canceled, terminates, expires or lapses for any reason prior to the issuance of shares or if shares are issued under the 2016 Plan and thereafter are forfeited to the Company, the shares subject to such awards and the forfeited shares will not count against the aggregate number of shares of common stock available for grant under the 2016 Plan. In addition, the following items will not count against the aggregate number of shares of common stock available for grant under the 2016 Plan: (a) the payment in cash of dividends or dividend equivalents under any outstanding award, (b) any award that is settled in cash rather than by issuance of shares of common stock, or (c) awards granted in assumption of or in substitution for awards previously granted by an acquired company. Shares tendered or withheld to pay the option exercise price or tax withholding will continue to count against the aggregate number of shares of common stock available for grant under the 2016 Plan.

TrueBlue, Inc. [ 2016 Proxy Statement ]

48	PROPOSAL 6 Approval of the 2016 Omnibus Incentive Plan

Awards to Non-Employee Directors

No more than $500,000 may be granted in equity-based awards during any one year to a non-employee member of the Board of Directors, based on the grant date fair value for accounting purposes in the case of stock options or stock appreciation rights and based on the fair market value of the common stock underlying the award on the grant date for other equity-based awards. This limit does not apply to shares received by a non-employee director at his or her election in lieu of all or a portion of the director’s retainer for serving on the Board (described below).

Adjustments

If certain changes in the common stock occur by reason of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in stock, or other increase or decrease in the common stock without receipt of consideration by the Company, or if there occurs any spin-off, split-up, extraordinary cash dividend or other distribution of assets by the Company, the number and kind of securities for which stock options and other stock-based awards may be made under the 2016 Plan, including the individual award limits for “performance-based” compensation under Code Section 162(m), shall be equitably adjusted by the Company. In addition, if there occurs any spin-off, split-up, extraordinary cash dividend or other distribution of assets by the Company, the number and kind of securities subject to any outstanding awards and the exercise price of any outstanding stock options or SARs shall be equitably adjusted by the Company.

Types of Awards

The 2016 Plan permits the granting of any or all of the following types of awards:

●

Stock Options. Stock options entitle the holder to purchase a specified number of shares of common stock at a specified price (the exercise price), subject to the terms and conditions of the stock option grant. The Compensation Committee may grant either incentive stock options, which must comply with Code Section 422, or nonqualified stock options. The Compensation Committee sets exercise prices and terms, except that stock options must be granted with an exercise price not less than 100% of the fair market value of the common stock on the date of grant (excluding stock options granted in connection with assuming or substituting stock options in acquisition transactions). The fair market value of a share of our common stock as of March 11, 2016 was $24.07. Unless the Compensation Committee

determines otherwise, fair market value means, as of a given date, the closing price of the common stock. At the time of grant, the Compensation Committee determines the terms and conditions of stock options, including the quantity, exercise price, vesting periods, term (which cannot exceed ten years) and other conditions on exercise.

●

Stock Appreciation Rights. The Compensation Committee may grant SARs, as a right in tandem with the number of shares underlying stock options granted under the 2016 Plan or as a freestanding award. Upon exercise, SARs entitle the holder to receive payment per share in stock or cash, or in a combination of stock and cash, equal to the excess of the share’s fair market value on the date of exercise over the grant price of the SAR. The grant price of a tandem SAR is equal to the exercise price of the related stock option and the grant price for a freestanding SAR is determined by the Compensation Committee in accordance with the procedures described above for stock options. Exercise of a SAR issued in tandem with a stock option will reduce the number of shares underlying the related stock option to the extent of the SAR exercised. The term of a freestanding SAR cannot exceed ten years, and the term of a tandem SAR cannot exceed the term of the related stock option.

●

Restricted Stock. Restricted Stock Units and Other Stock-Based Awards. The Compensation Committee may grant awards of restricted stock, which are shares of common stock subject to specified restrictions, and restricted stock units, which represent the right to receive shares of the common stock in the future. These awards may be made subject to repurchase, forfeiture or vesting restrictions at the Compensation Committee’s discretion. The restrictions may be based on continuous service with the Company or the attainment of specified performance goals, as determined by the Compensation Committee. Stock units may be paid in stock or cash or a combination of stock and cash, as determined by the Compensation Committee. The Compensation Committee may also grant other types of equity or equity-based awards subject to the terms of the 2016 Plan and any other terms and conditions determined by the Compensation Committee.

●

Performance Awards. The Compensation Committee may grant performance awards, which entitle participants to receive a payment from the Company, the amount of which is based on the attainment of performance goals established by the Compensation Committee over a specified award period. Performance

TrueBlue, Inc. [ 2016 Proxy Statement ]

PROPOSAL 6 Approval of the 2016 Omnibus Incentive Plan	49

awards may be denominated in shares of common stock or in cash, and may be paid in stock or cash or a combination of stock and cash, as determined by the Compensation Committee. Cash-based performance awards include annual incentive awards.

No Repricing

Without shareholder approval, the Compensation Committee is not authorized to: (a) lower the exercise or grant price of a stock option or SAR after it is granted, except in connection with certain adjustments to our corporate or capital structure permitted by the 2016 Plan, such as stock splits; (b) take any other action that is treated as a repricing under generally accepted accounting principles; or (c) cancel a stock option or SAR at a time when its exercise or grant price exceeds the fair market value of the underlying stock, in exchange for cash, another stock option or SAR, restricted stock, restricted stock units or other equity award, unless the cancellation and exchange occur in connection with a change in capitalization or other similar change.

Clawback

All cash and equity awards granted under the 2016 Plan will be subject to the requirements of Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act regarding the recovery of erroneously awarded compensation, any implementing rules and regulations under such act, any policies adopted by the Company to implement such requirements, and any other compensation recovery policies as may be adopted from time to time by the Company.

Performance-Based Compensation under Section 162(m)

Performance Goals and Criteria. Under Section 162(m), we are generally prohibited from deducting compensation paid to our chief executive officer and our three other most highly compensated executive officers (other than our chief financial officer) in excess of $1 million per person in any year. However, compensation that qualifies as “performance-based” is not subject to the $1 million limit.

If the Compensation Committee intends to qualify an award under the 2016 Plan as “performance-based” compensation under Section 162(m), the performance goals selected by the Compensation Committee may be based on the attainment of specified levels of one, or any combination, of the following performance criteria: (a) cash flow; (b) earnings per share; (c) earnings measures (including EBIT and EBITDA)); (d) return on equity; (e) total shareholder return; (f) share price performance; (g) return on capital; (h) revenue; (i) income; (j) profit margin; (k) return on revenue; (l) brand recognition/

acceptance; (m) customer metrics (including customer satisfaction, customer retention, customer profitability, or customer contract terms); (n) productivity; (o) expense targets; (p) market share; (q) cost control measures; (r) balance sheet metrics; (s) strategic initiatives; (t) implementation, completion or attainment of measurable objectives with respect to recruitment or retention of personnel or employee satisfaction; (u) return on assets; (v) successful completion of, or achievement of milestones or objectives related to, financing or capital raising transactions, strategic acquisitions or divestitures, joint ventures, partnerships, collaborations, or other transactions; (w) debt levels or reduction or debt ratios; (x) operating efficiency; or (y) any combination of the forgoing business criteria. The Compensation Committee can also select any derivations of these business criteria (e.g., income shall include pre-tax income, net income, or operating income).

Performance goals may, in the discretion of the Compensation Committee, be established on a Company-wide basis, or with respect to one or more business units, divisions, subsidiaries or business segments, as applicable. Performance goals may be absolute or relative to the performance of one or more comparable companies or indices or based on year-over-year growth.

The Compensation Committee may determine at the time that the performance goals are established the extent to which measurement of performance goals may exclude the impact of charges for restructuring, discontinued operations, debt redemption or retirement, asset write downs, litigation or claim judgments or settlements, acquisitions or divestitures, foreign exchange gains and losses, and other unusual non-recurring items, and the cumulative effects of tax or accounting changes.

In addition, compensation realized from the exercise of stock options and SARs granted under the 2016 Plan is intended to qualify as “performance-based compensation” under Section 162(m). These awards must have an exercise price equal at least to fair market value at the date of grant, are granted to covered individuals by a Compensation Committee consisting of at least two outside directors, and the 2016 Plan limits the number of shares that may be the subject of awards granted to any individual during any calendar year.

Limitations. Subject to certain adjustments for changes in our corporate or capital structure described above, participants who are granted awards intended to qualify as “performance-based compensation” under Section 162(m) may not be granted stock options or stock appreciation rights for more than 1,000,000 shares in any calendar year or more

TrueBlue, Inc. [ 2016 Proxy Statement ]

50	PROPOSAL 6 Approval of the 2016 Omnibus Incentive Plan

than 1,000,000 shares for all share-based awards that are performance awards in any calendar year. The maximum dollar value granted to any participant pursuant to that portion of a cash award granted under the 2016 Plan for any calendar year to any employee that is intended to qualify as “performance-based compensation” under Section 162(m) may not exceed $5 million for an annual incentive award and $5 million for all other cash-based awards.

Transferability

Awards are not transferable other than by will or the laws of descent and distribution, except that in certain instances transfers may be made to or for the benefit of designated family members of the participant for no value.

Change in Control

Like the Predecessor Plan, the 2016 Plan does not include any specific provisions requiring vesting of awards in connection with a change in control of the Company. Our awards of restricted stock and performance share units provide for vesting only in case of an involuntary termination without cause or with good reason following a change in control. See “Potential Payment to Named Executive Officers Upon Termination or Change in Control” for additional information.

Term, Termination and Amendment of the 2016 Plan

Unless earlier terminated by the Board, the 2016 Plan will terminate, and no further awards may be granted, ten years after the date on which it is approved by shareholders. The Board may amend, suspend or terminate the 2016 Plan at any time, except that, if required by applicable law, regulation or stock exchange rule, shareholder approval will be required for any amendment. The amendment, suspension or termination of the 2016 Plan or the amendment of an outstanding award generally may not, without a participant’s consent, materially impair the participant’s rights under an outstanding award.

New Plan Benefits

Awards made under the 2016 Plan will be made at the Compensation Committee’s discretion, subject to the terms of the 2016 Plan. Therefore, the benefits and amounts that will be received or allocated under the 2016 Plan are generally not determinable at this time. The equity grant program for our non-employee directors is described under the Director Compensation section in this proxy statement.

The Compensation Committee established a maximum annual incentive award for 2016 under the 2016 Plan for our executive officers intended to qualify as “performance-based compensation” for purposes of Section 162(m), subject to the 2016 Plan being approved by our shareholders. The intent of this design is to preserve the tax deductibility of the annual incentive award payable to the executive officers. Our executive officers will be eligible for the maximum annual incentive award if the Company achieves any one of the following performance goals:

●	Positive Company EBITDA; or
●	Positive Company revenue growth compared to 2015.

If either of these goals are achieved, the actual annual incentive award for each named executive officer will be determined by the Compensation Committee in accordance with the short-term incentive compensation program for 2016, similar to the short-term incentive compensation program for 2015 that is based primarily on the Company’s EBITDA growth performance and each executive’s individual performance. The actual amount awarded cannot exceed the maximum individual award amount permitted under the 2016 Plan. (See “Compensation Discussion and Analysis -- 2015 NEO Compensation” for a discussion about the 2015 program.) The following New Plan Benefits Table lists the target amount of 2016 short-term incentive awards that are subject to the foregoing formula-based maximum:

Name and Position	Dollar Value
Steven C. Cooper, Chief Executive Officer	$750,000
Derrek L. Gafford, Executive Vice President and Chief Financial Officer	$337,500
A. Patrick Beharelle, President and Chief Operating Officer	$393,750
Wayne W. Larkin, Executive Vice President, COO Staffing Services Group	$276,250
James E. Defebaugh, Executive Vice President, Secretary and General Counsel	$190,000
Executive Group	$2,276,000
Non-Executive Director Group	$0
Non-Executive Officer Employee Group	$0

TrueBlue, Inc. [ 2016 Proxy Statement ]

PROPOSAL 6 Approval of the 2016 Omnibus Incentive Plan	51

Equity Compensation Plan Table

The following table presents information on the Company’s equity compensation plans at December 25, 2015:

Plan category	Number of securities to be issued upon exercise of outstanding options	Weighted-average exercise price of outstanding options	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in the first column)
Equity compensation plans approved by security holders (1)	29,280	$18.92	2,051,141
Employee stock purchase plans approved by security holders (2)	—	—	585,835

(1) Equity compensation plans approved by security holders include the following:

1996 TrueBlue, Inc. Employee Stock Option and Incentive Plan. This plan applies to directors, officers, and employees of the Company and permits the granting of non-qualified and incentive stock options, restricted shares, stock appreciation rights and other stock-based awards. Outstanding stock options as of the fiscal year end are listed in the table above. No further awards were made pursuant to this plan upon shareholder approval of the 2005 Long-Term Equity Incentive Plan.

TrueBlue, Inc. 2005 Long-Term Equity Incentive Plan. This plan applies to directors, officers, employees and consultants of the Company and permits the granting of nonqualified and incentive stock options, restricted stock, performance share units, restricted stock units and stock appreciation rights. The total number of shares authorized under this plan is 7,950,000. As of December 25, 2015 there were 2,051,141 shares available for future issuance under this plan. There were 1,276,105 restricted shares and performance share units outstanding as of December 25, 2015. Outstanding stock options as of the fiscal year end are listed in the table above. All future stock compensation awards will be awarded from this plan.

(2) Employee stock purchase plans approved by security holders include the following:

2010 TrueBlue Employee Stock Purchase Plan. This plan provides an opportunity for regular employees who have met certain service qualifications to purchase shares of our common stock through payroll deductions of up to 10% of eligible after-tax compensation. These deductions are used to purchase shares of our common stock at 85% of the fair market value of our common stock as of either the first day or last day of each month, whichever is less. As of December 25, 2015, there were 585,835 shares available for future issuance under this plan. On May 12, 2010, shareholders approved the Company’s 2010 Employee Stock Purchase Plan. No further awards were made pursuant to the 1996 Employee Stock Purchase Plan after the shareholder approval of the 2010 Employee Stock Purchase Plan.

Federal Income Tax Information

The following is a brief summary of the U.S. federal income tax consequences of the 2016 Plan generally applicable to the Company and to participants in the 2016 Plan who are subject to U.S. federal taxes. The summary is based on the Code, applicable Treasury Regulations and administrative and judicial interpretations thereof, each as in effect on the date of this proxy statement, and is, therefore, subject to future changes in the law, possibly with retroactive effect. The summary is general in nature and does not purport to be legal or tax advice. Furthermore, the summary does not address issues relating to any U.S. gift or estate tax consequences or the consequences of any state, local or foreign tax laws.

Nonqualified Stock Options. A participant generally will not recognize taxable income upon the grant or vesting of a non-qualified stock option with an exercise price at least equal to the fair market value of our common stock on the date of grant and no additional deferral feature. Upon the exercise of a nonqualified stock option, a participant generally will recognize compensation taxable as ordinary income in an amount equal to the difference between the fair market value of the shares underlying the stock option on the date of exercise and the exercise price of the stock option. When a participant sells the shares, the participant will have short-term or long-term capital gain or loss, as the case may be, equal to the difference between the amount the participant received from the sale and the tax basis of the shares sold. The tax basis of the shares generally will be equal to the greater of the fair market value of the shares on the exercise date or the exercise price of the stock option.

TrueBlue, Inc. [ 2016 Proxy Statement ]

52	PROPOSAL 6 Approval of the 2016 Omnibus Incentive Plan

Incentive Stock Options. A participant generally will not recognize taxable income upon the grant of an incentive stock option. If a participant exercises an incentive stock option during employment or within three months after employment ends (12 months in the case of permanent and total disability), the participant will not recognize taxable income at the time of exercise for regular U.S. federal income tax purposes (although the participant generally will have taxable income for alternative minimum tax purposes at that time as if the stock option were a nonqualified stock option). If a participant sells or otherwise disposes of the shares acquired upon exercise of an incentive stock option after the later of: (a) one year from the date the participant exercised the option, and (b) two years from the grant date of the stock option, the participant generally will recognize long-term capital gain or loss equal to the difference between the amount the participant received in the disposition and the exercise price of the stock option. If a participant sells or otherwise disposes of shares acquired upon exercise of an incentive stock option before these holding period requirements are satisfied, the disposition will constitute a “disqualifying disposition,” and the participant generally will recognize taxable ordinary income in the year of disposition equal to the excess of the fair market value of the shares on the date of exercise over the exercise price of the stock option (or, if less, the excess of the amount realized on the disposition of the shares over the exercise price of the stock option). The balance of the participant’s gain on a disqualifying disposition, if any, will be taxed as short-term or long-term capital gain, as the case may be.

With respect to both nonqualified stock options and incentive stock options, special rules apply if a participant uses shares of common stock already held by the participant to pay the exercise price or if the shares received upon exercise of the stock option are subject to a substantial risk of forfeiture by the participant.

Stock Appreciation Rights. A participant generally will not recognize taxable income upon the grant or vesting of a SAR with a grant price at least equal to the fair market value of our common stock on the date of grant and no additional deferral feature. Upon the exercise of a SAR, a participant generally will recognize compensation taxable as ordinary income in an amount equal to the difference between the fair market value of the shares underlying the SAR on the date of exercise and the grant price of the SAR.

Restricted Stock Awards. Restricted Stock Units, and Performance Awards. A participant generally will not have taxable income upon the grant of restricted stock, restricted stock units or performance awards. Instead, the participant will recognize ordinary income at the time of vesting or payout equal to the fair market value (on the vesting or payout date) of the shares or cash received minus any amount paid. For restricted stock only, a participant may instead elect to be taxed at the time of grant.

Other Stock or Cash-Based Awards. The U.S. federal income tax consequences of other stock or cash-based awards will depend upon the specific terms of each award.

Tax Consequences to the Company. In the foregoing cases, we generally will be entitled to a deduction at the same time, and in the same amount, as a participant recognizes ordinary income, subject to certain limitations imposed under the Code.

Code Section 409A. We intend that awards granted under the 2016 Plan comply with, or otherwise be exempt from, Code Section 409A, but make no representation or warranty to that effect.

Tax Withholding. We are authorized to deduct or withhold from any award granted or payment due under the 2016 Plan, or require a participant to remit to us, the amount of any withholding taxes due in respect of the award or payment and to take such other action as may be necessary to satisfy all obligations for the payment of applicable withholding taxes. We are not required to issue any shares of common stock or otherwise settle an award under the 2016 Plan until all tax withholding obligations are satisfied.

Required Vote

Approval of the 2016 Plan requires a number of “FOR” votes that is a majority of the votes cast by the holders of our shares of common stock entitled to vote on the proposal, with abstentions counting as votes against the proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSAL TO APPROVE THE 2016 OMNIBUS INCENTIVE PLAN.

TrueBlue, Inc. [ 2016 Proxy Statement ]

Equity Compensation Plan Information	53

(as of December 25, 2015)

Plan category	Number of securities to be issued upon exercise of outstanding options	Weighted-average exercise price of outstanding options	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in the first column)
Equity compensation plans approved by security holders (1)	29,280	$18.92	2,051,141
Employee stock purchase plans approved by security holders (2)	—	—	585,835

(1) Equity compensation plans approved by security holders include the following:

1996 TrueBlue, Inc. Employee Stock Option and Incentive Plan. This plan applies to directors, officers, and employees of the Company and permits the granting of non-qualified and incentive stock options, restricted shares, stock appreciation rights and other stock-based awards. Outstanding stock options as of the fiscal year end are listed in the table above. No further awards were made pursuant to this plan upon shareholder approval of the 2005 Long-Term Equity Incentive Plan.

TrueBlue, Inc. 2005 Long-Term Equity Incentive Plan. This plan applies to directors, officers, employees and consultants of the Company and permits the granting of nonqualified and incentive stock options, restricted stock, performance share units, restricted stock units and stock appreciation rights. The total number of shares authorized under this plan is 7,950,000. As of December 25, 2015 there were 2,051,141 shares available for future issuance under this plan. There were 1,276,105 restricted shares and performance share units outstanding as of December 25, 2015. Outstanding stock options as of the fiscal year end are listed in the table above. All future stock compensation awards will be awarded from this plan.

(2) Employee stock purchase plans approved by security holders include the following:

2010 TrueBlue Employee Stock Purchase Plan. This plan provides an opportunity for regular employees who have met certain service qualifications to purchase shares of our common stock through payroll deductions of up to 10% of eligible after-tax compensation. These deductions are used to purchase shares of our common stock at 85% of the fair market value of our common stock as of either the first day or last day of each month, whichever is less. As of December 25, 2015, there were 585,835 shares available for future issuance under this plan. On May 12, 2010, shareholders approved the Company’s 2010 Employee Stock Purchase Plan. No further awards were made pursuant to the 1996 Employee Stock Purchase Plan after the shareholder approval of the 2010 Employee Stock Purchase Plan.

TrueBlue, Inc. [ 2016 Proxy Statement ]

54	Audit Committee Report

In 2015, the Audit Committee was composed of Mr. Craig Tall, who chaired the committee, Ms. McKibbin, Mr. McChesney, and Mr. Steele. After April 1, 2016, the Audit Committee will be composed of Mr. Goings, Mr. Robb, and Mr. Steele. The Audit Committee is composed solely of non-employee directors, all of whom the Board determined are independent pursuant to the NYSE rules and the independence standards set forth in Rule 10A-3 of the Exchange Act. During 2015, the Board of Directors affirmatively determined that each member of the Audit Committee was “financially literate” under the listing standards of the NYSE, and that Messrs. Tall, McChesney, and Steele were "audit committee financial experts," as such term is defined in Item 407 of Regulation S-K. For 2016, the Board of Directors has affirmatively determined each member of the Audit Committee to be "financially literate" under the listing standards of the NYSE, and that Messrs. Goings, Robb, and Steele are "audit committee financial experts." The Audit Committee met seven times in fiscal 2015. The Board has adopted a charter for the Audit Committee, which is available at www.TrueBlue.com by selecting “Investors” and then “Governance.” The charter is also available in print to any shareholder who requests it.

During its 2015 meetings, the Audit Committee met with the Company's chief financial officer, general counsel, chief accounting officer, chief compliance officer, other senior members of the finance department, the director of internal audit, and our independent auditors, Deloitte & Touche LLP (“Deloitte”). These meetings included private, executive sessions between the Audit Committee and Deloitte, Chief Financial Officer, and/or director of internal audit. During its meetings, the Audit Committee reviewed and discussed, among other things:

●	the status of any significant issues in connection with the quarterly reviews and annual audit of the Company's financial statements;
●	the Audit Committee's charter and any modifications thereto;
●	Company's annual external audit plans and the staffing resources available to carry out those audit plans;
●	Company's annual internal audit plans and the staffing resources available to carry out those audit plans;
●	Company's significant accounting policies and estimates;
●	Company's progress toward evaluating and documenting its internal controls pursuant to Section 404 of the Sarbanes-Oxley Act of 2002 and COSO 2013;
●	the impact of new accounting pronouncements;
●	the impact of recent developments in corporate governance;
●	current tax matters affecting the Company;
●	Company's investment guidelines;
●	Company's compliance initiatives;
●	Company's processes for responding to, and investigation of, employee complaints regarding internal controls, auditing issues, or questionable accounting matters; and
●	Company's enterprise risk management efforts.

In addition to the meetings discussed above, the Audit Committee, or its Chair, reviewed with management and Deloitte the Company's interim financial statements for each quarter of 2015 prior to the quarterly release of earnings.

The Audit Committee also reviewed and discussed with management and Deloitte the Company's audited financial statements as of and for the year ended December 25, 2015, prior to the release of earnings on Form 10-K. This discussion included, among other things:

●	critical accounting policies and practices used in the preparation of the Company's financial statements;
●	significant items involving management's estimates and judgments, including workers' compensation reserves, tax matters, allowance for doubtful accounts, goodwill and intangible assets, business acquisition accounting, and legal and regulatory contingencies;

●	alternative treatments within GAAP of the Company's annual financial information;

TrueBlue, Inc. [ 2016 Proxy Statement ]

Audit Committee Report	55

●	the effect of regulatory and accounting initiatives on the Company's financial statements, including the adoption of significant accounting pronouncements;
●	any significant audit adjustments proposed by Deloitte and management's response; and
●	confirmation that there were no matters of significant disagreement between management and Deloitte arising during the audit.

The Audit Committee has discussed with Deloitte the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T. The Audit Committee has received and reviewed the written disclosures and the letter from Deloitte required by applicable requirements of the PCAOB regarding the independent auditor's communications with the Audit Committee concerning independence, and has discussed with Deloitte its independence.

The Audit Committee pre-approved all audit and non-audit services provided by Deloitte prior to any engagement with respect to such services. Deloitte may be engaged to provide non-audit services only after the Audit Committee has first considered the proposed engagement and has determined in each instance that the proposed services are not prohibited by applicable regulations and that Deloitte’s independence will not be materially impaired as a result of having provided such services. Based on the reviews and discussions referred to above, the Audit Committee believes that Deloitte has been independent, objective, and impartial in conducting the 2015 audit.

In performing all of the functions described above, the Audit Committee acts in an oversight capacity. In that role, the Audit Committee relies primarily on the work and assurances of our management, which has the primary responsibility for our financial statements and reports, and of the independent auditors who, in their report, express an opinion on the conformity of our annual financial statements to accounting principles generally accepted in the United States of America.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board agreed, that the audited financial statements as of and for the year ended December 25, 2015 be included in the Company's Annual Report on Form 10-K for the year ended December 25, 2015, for filing with the SEC.

Members of the Audit Committee

Thomas E. McChesney

Gates McKibbin

William W. Steele

TrueBlue, Inc. [ 2016 Proxy Statement ]

56	PROPOSAL 7 Ratification of Selection of Independent Registered Public Accounting Firm

As a matter of good corporate governance, the Audit Committee requests that shareholders ratify its selection of Deloitte & Touche LLP to serve as our independent registered public accounting firm for fiscal 2016. The Audit Committee of the Board of Directors has appointed Deloitte & Touche LLP as the independent registered public accounting firm to audit the Company’s consolidated financial statements for the fiscal year ending January 1, 2017. Representatives of Deloitte & Touche LLP will be present at the annual meeting to make a statement, if they desire to do so, and respond to appropriate questions by shareholders. The ratification of the Board’s selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 1, 2017, will be approved if the number of votes cast in favor of the ratification exceeds the numbers of votes cast against ratification.

Proxies will be voted “For” the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2016 unless other instructions are indicated on your proxy. In the event shareholders do not ratify the appointment, the Audit Committee will reconsider the appointment. The Audit Committee reserves the right to change its independent registered public accounting firm without seeking shareholder approval if it determines that such change is in the best interest of the Company.

Fees Paid to Independent Registered Public Accountant for Fiscal Years 2015 and 2014

Deloitte & Touche LLP was the independent registered public accounting firm that audited the Company’s consolidated financial statements for the fiscal years ending December 26, 2014, and December 25, 2015. Services provided to the Company and its subsidiaries by Deloitte & Touche LLP in fiscal 2015 and 2014, are described in the following table:

	2015	2014
Audit fees: (1)	$2,433,255	$2,041,805
Audit-related fees: (2)	$12,000	$0
Tax fees: (3)	$0	$0
All other fees: (4)	$726,938	$0

(1) Audit fees for the 2015 and 2014 fiscal years were for services rendered for the audits of the consolidated financial statements included in the Company’s Annual Reports on Form 10-K, quarterly reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-Q, reviews of internal controls over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act, and other assistance required to complete the year-end audit of the consolidated financial statements.

(2) Audit-related fees are for other SEC filings including consents, comfort letters, or shelf-registrations.

(3) Tax fees could include consultation on tax compliance, tax advice, and tax planning. The Company paid no such fees to Deloitte & Touche LLP in 2015 or 2014.

(4) All other fees for the 2015 and 2014 fiscal year includes SOX implementation services, subscriptions to accounting research services, and travel related expenses.

The services described above were approved by the Audit Committee pursuant to the policy described below; the Audit Committee did not rely on any of the exceptions to pre-approval under Rule 2-01(c)(7)(i)(C) under Regulation S-X.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

The Audit Committee pre-approves all audit and non-audit services provided by the independent registered public accounting firm prior to the engagement of the independent accountants with respect to such services. The Company’s independent accountants may be engaged to provide non-audit services only after the Audit Committee has first considered the proposed engagement and has determined in each instance that the proposed services are not prohibited by applicable regulations and that the accountants’ independence will not be materially impaired as a result of having provided such services. In making this determination, the Audit Committee shall take into consideration whether a reasonable investor, knowing all relevant facts and circumstances would conclude that the accountants’ exercise of objective and impartial judgment on all issues encompassed within the accountants’ engagement would be materially impaired. The Audit Committee may delegate its approval authority to pre-approve services provided by the independent accountants to one or more of the members of the Audit Committee, provided that any such approvals are presented to the Audit Committee at its next scheduled meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF DELOITTE & TOUCHE LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

TrueBlue, Inc. [ 2016 Proxy Statement ]

Security Ownership of Certain Beneficial Owners and Management	57

The following table sets forth certain information regarding the beneficial ownership of common stock of the Company as of March 11, 2016, for (a) each person known to the Company to own beneficially 5% or more of our common stock; (b) each director of the Company; (c) each individual identified as an NEO of the Company pursuant to Item 402 of Regulation S-K; and (d) all executive officers and directors of the Company as a group. Except as otherwise noted, the named beneficial owner has sole voting and investment power. As of March 11, 2016, the Company had no other classes of outstanding equity securities.

Name & Address of Beneficial Owner**	Title of Class	Amount and Nature of Beneficial Ownership (Number of Shares) (1)	Percent of Class
Steven C. Cooper (2)	Common Stock	202,982	*
William W. Steele	Common Stock	143,380	*
Joseph P. Sambataro (3)	Common Stock	95,267	*
Wayne W. Larkin (4)	Common Stock	70,282	*
Derrek L. Gafford (5)	Common Stock	98,072	*
James E. Defebaugh	Common Stock	51,732	*
A. Patrick Beharelle	Common Stock	56,930	*
Jeffrey B. Sakaguchi	Common Stock	38,829	*
Gates McKibbin (6)	Common Stock	15,526	*
Thomas E. McChesney (7)	Common Stock	19,000	*
Bonnie W. Soodik	Common Stock	18,204	*
Colleen B. Brown	Common Stock	10,270	*
William C. Goings	Common Stock	—	*
Stephen M. Robb	Common Stock	—	*
All named executive officers and directors as a group (16 individuals)	Common Stock	840,698	2%
BlackRock, Inc. (8)	Common Stock	3,937,223	9%
The Bank of New York Mellon Corporation (9)	Common Stock	3,163,107	8%
The Vanguard Group (10)	Common Stock	3,099,570	7%
Chartwell Investment (11)	Common Stock	2,256,946	5%

(1) Beneficial ownership is calculated in accordance with Rule 13d-3(d)(1) of the Exchange Act, and includes: (a) shares held outright, shares held under the Company's employee stock purchase plan, and restricted shares; (b) share units held under the Company's 401(k) plan; and, (c) shares issuable upon exercise of options, warrants, and other securities convertible into or exchangeable for shares, which were exercisable on or within 60 days after March 11, 2016.

(2) Includes 196,917 shares held outright and 6,065 shares held under the 401(k) plan.

(3) Includes 83,408 shares held outright and options for 11,859 shares.

(4) Includes 69,868 shares held outright and 414 shares held under the 401(k) plan.

(5) Includes 93,080 shares held outright and 4,992 shares held under the 401(k) plan.

(6) Includes 14,079 shares held outright and 1,447 shares held indirectly in a retirement account.

(7) Includes 10,000 shares held outright and 9,000 shares held indirectly in IRAs.

(8) Information provided is based solely on a Schedule 13G dated January 22, 2016, filed on behalf of BlackRock, Inc. BlackRock, Inc. has sole power to vote or to direct the vote with respect to 3,822,372 and sole power to dispose or to direct the disposition of 3,937,223 shares. The business address of BlackRock, Inc. is 55 East 52nd Street, New York, New York 10055.

(9) Information provided is based solely on a Schedule 13G dated February 2, 2016, filed on behalf of The Bank of New York Mellon Corporation. The Bank of New York Mellon Corporation has sole voting power with respect to 3,066,573 shares, sole dispositive power with respect to 3,095,041 shares, and shared dispositive power with respect to 40,191 shares. The business address of The Bank of New York Mellon Corporation is 225 Liberty Street, New York, New York 10286.

TrueBlue, Inc. [ 2016 Proxy Statement ]

58	Security Ownership of Certain Beneficial Owners and Management

(10) Information provided is based solely on a Schedule 13G dated February 10, 2016, filed on behalf of The Vanguard Group, Inc. The Vanguard Group, Inc. has sole voting power with respect to 92,188 shares, shared voting power with respect to 3,600 shares, sole dispositive power with respect to 3,006,382, and shared dispositive power with respect to 93,188 shares. The business address of The Vanguard Group, Inc. is 100 Vanguard Blvd., Malvern, PA 19355.

(11) Information provided is based solely on a Schedule 13G dated January 12, 2016 filed on behalf of Chartwell Investment Partners, LLC. Chartwell Investment Partners, LLC has sole power to dispose or direct the disposition of 2,256,946 shares. The business address of Chartwell Investment Partners, LLC is 1235 Westlakes Drive, Suite 400, Berwyn, PA 19312.

* Less than 1%.

** The address of the NEOs and directors is c/o TrueBlue, Inc., 1015 A Street, Tacoma, Washington.

TrueBlue, Inc. [ 2016 Proxy Statement ]

Other Business	59

We do not intend to bring any other business before the Meeting, and, so far as we know, no matters are to be brought before the Meeting except as specified in the notice of the Meeting. However, as to any other business which may properly come before the Meeting, it is intended that proxies, in the form enclosed, will be voted in respect thereof, in accordance with the discretion of the proxies.

TrueBlue, Inc. [ 2016 Proxy Statement ]

60	Form 10-K Report Available

A copy of the Company’s Annual Report on Form 10-K, as filed with the SEC, will be furnished without charge to shareholders upon request to the chief financial officer, TrueBlue, Inc., 1015 A Street, Tacoma, Washington 98402; telephone: (253) 383-9101.

TRUEBLUE, INC.

By Order of the Board of Directors,

/s/ James E. Defebaugh

James E. Defebaugh
Secretary

Tacoma, WA
March 31, 2016

TrueBlue, Inc. [ 2016 Proxy Statement ]

APPENDIX A	61

AMENDED AND RESTATED ARTICLES OF INCORPORATION
OF TRUEBLUE, INC.

Pursuant to the provisions of the Washington Business Corporation Act, RCW 23B.10.070, the following Amended and Restated Articles of Incorporation of TrueBlue, Inc. (the “Corporation”) are submitted for filing:

Article 1. Name

The name of the Corporation is TrueBlue, Inc.

Article 2. Duration

The period of duration of this Corporation is perpetual.

Article 3. Purposes

This Corporation is organized for the purpose of transacting any and all lawful business for which corporations may be incorporated under Title 23B of the Revised Code of Washington, as amended.

Article 4. Authorized Capital Stock

This Corporation shall have authority to issue 120,000,000 shares of capital stock, consisting of 100,000,000 shares of Common Stock, each share of which shall have no par value; and 20,000,000 shares of “Blank Check Preferred Stock” which can be issued in series upon such terms and for such consideration as the Board of Directors determine.

The designations and the powers, preferences and rights, and the qualifications, limitations, or restrictions in respect of the different classes of capital stock of the Corporation, and the authority granted to the Board of Directors to fix by resolution or resolutions any thereof which are not fixed in this Article 4, are as follows:.

A. Definitions

1. Preferred Stock. The term “Preferred Stock” means all or any shares of any series of Preferred Stock described in Section (B) of this Article 4.

2. Parity Stock. The term “Parity Stock” means stock of any class, other than the Preferred Stock, with respect to which dividends or amounts payable upon any liquidation, dissolution, or winding up of the Corporation shall be payable on a parity with the respective amounts payable in respect of the Preferred Stock, notwithstanding that such Parity Stock may have other terms and provisions varying from those of the Preferred Stock.

3. Junior Stock. The term “Junior Stock” means the Common Stock and stock of any other Class ranking junior to the Preferred Stock and Parity Stock in respect of dividends and amounts payable upon any liquidation, dissolution, or winding up of the Corporation.

4. Accrued Dividends. The term “accrued dividends” means, with respect to each share of Preferred Stock or Parity Stock, that amount which is equal to simple interest upon the par value at the annual dividend rate fixed for such share and no more, from and including the date upon which dividends on such share became cumulative and (a) up to but not including the date fixed for payment in liquidation, dissolution, or winding up for redemption, or (b) up to and including the last day of any period for which such accrued dividends are to be determined, less the aggregate amount of all dividends previously paid or declared and set apart for payment thereon. Accrued dividends with respect to any portion of a quarterly dividend period will be computed using the 360-day method of computing interest.

5. Gross Income Available for Payment of Interest Charges. The term “gross income available for payment of interest charges” means the total operating revenues and other net income of the Corporation, less all proper deductions for operating expenses, taxes (including income, excess profits, and other taxes based on or measured by income or undistributed earnings or income), and other appropriate items, including provision for maintenance, and provision for retirements, depreciation and obsolescence (but in no event less than the minimum provision required by the terms of any indenture or agreement securing any outstanding indebtedness of the Corporation), but excluding any charges on account of interest on indebtedness, outstanding and any credits of charges for amortization of debt premium, discount and expense, all to be determined in accordance with generally accepted accounting principles. In determining the “gross income available for payment of interest charges,” no deduction, credit, or adjustment will be made on account of (a) profits or losses from sales of property carried in plant or investment accounts of the Corporation, or from the reacquisition of any securities of the Corporation, or (b) charges for the elimination or amortization of plant adjustment or acquisition accounts or other intangibles; and income, excess profits, and other taxes

TrueBlue, Inc. [ 2016 Proxy Statement ]

62	APPENDIX A

based on or measured by income or undistributed earnings or income will be appropriately adjusted to reflect the effect of the exclusion of such items.

6. Net Income of the Corporation Available for Dividends. The term “net income of the Corporation available for dividends” means the “gross income available for payment of interest charges,” as defined in Paragraph 5, less the sum of charges for interest on indebtedness and less charges or plus credits for amortization of debt premium, discount and expense, and other appropriate items, determined in accordance with generally accepted accounting principles. In determining “net income of the Corporation available for dividends” no deduction, credit, or adjustment shall be made on account of (a) expenses in connection with the issuance (except charges or credits for amortization of debt premium, discount and expense), redemption or retirement of any securities issued by the Corporation, including any amount paid in excess of the principal amount or par or stated value of securities redeemed or retired, or, in the event such redemption or retirement is effected with the proceeds of the sale of other securities of the Corporation, interest or dividends on the securities redeemed or retired from the date on which the funds required for such redemption or retirement are deposited in trust for such purpose to date of redemption or retirement, (b) profits or losses from the sales of property carried in plant or investment accounts of the Corporation, or from the re-acquisition of any securities of the Corporation, or (c) charges for the elimination or amortization of plant adjustment or acquisition accounts or other intangibles; and income, excess profits, and other taxes based on or measured by income or undistributed earnings or income shall be appropriately adjusted to reflect the effect of the exclusion of such items.

7. Net Income of the Corporation Available for Dividends on Junior Stock. The term “net income of the Corporation available for dividends on Junior Stock” means “net income of the Corporation available for dividends,” as defined in Paragraph 6, less all accrued dividends and all dividends paid on outstanding Preferred Stock and Parity Stock and on any Class of stock ranking as to dividends prior to such Preferred Stock or Parity Stock.

B. Preferred Stock

1. Issue in Series. The authorized but unissued shares of Preferred Stock may be divided into and issued in designated series from time to time by one or more resolutions adopted by the Board of Directors. Each share of any particular series will be identical to all other shares of the same series, except that the date or dates from which dividends will accumulate may vary as provided in Paragraph 2 of this Section (B). Except as prohibited by law or the provisions of this Article 4, the Board of Directors will have complete authority to define the powers, rights, and preferences of the shares of each series, as well, as the qualifications, limitations, and restrictions thereof. Each resolution of the Board of Directors designating and defining a series of Preferred Stock must (a) designate the series to which such shares will belong, using the words “Preferred Stock, Series” followed by a distinguishing capital letter; (b) fix the number of shares of Preferred Stock that will be issued as part of the particular series, and the par value of each share within such series; (c) fix the voting rights of the particular series of Preferred Stock, if such series is to have voting rights which differ from those set forth in Paragraph 5 of this Section (B); (d) fix the dividend rate for the Series and the date or dates from which dividends on the shares of such series will accumulate; (e) identify the times, if any, at which shares of such series will be redeemable and the redemption price and other terms that will apply in the event of a redemption. In addition, to the extent permitted by law and the provisions of this Article 4, the designating or defining resolution may; (f) provide for a sinking fund or a purchase fund to be used for the redemption or purchase of shares of the Series and establish the terms governing the operation of any such fund; (g) impose conditions or restrictions on the creation of indebtedness by the Corporation or the issuance of additional Preferred Stock or Parity Stock; (h) impose conditions or restrictions on the making of distributions to or for the benefit of holders of Junior Stock (including, without being limited to, distributions in the form of a declaration or payment of a dividend, a purchase, redemption or other acquisition of shares or a distribution of indebtedness); (i) grant to the holders of shares of the series the right to convert such shares into shares of Junior Stock and identify the terms and conditions governing the exercise of that right; and (j) grant to the holders of shares of the series such other special rights, and impose on such holders such other special conditions and restrictions, as the Board of Directors thinks necessary or appropriate. The provisions with respect to the designation or definition of a series of Preferred Stock that are required or permitted to be set forth in a resolution of the Board of Directors may instead be set forth in these Articles of Incorporation or in any amendment to these Articles of Incorporation.

TrueBlue, Inc. [ 2016 Proxy Statement ]

APPENDIX A	63

2. Dividends. If provided for in the authorizing resolution, the holders of shares of Preferred Stock will be entitled to receive, but only as and when declared by the Board of Directors, out of the assets of the Corporation legally available for the payment of dividends, cumulative preferential dividends at the rate per year fixed for the series to which such shares belong, and no more. Dividends declared shall be payable quarterly on April 1, July 1, October 1, and January 1, in each year or as otherwise set forth in the authorizing resolution, to holders of the Preferred Stock of record on the date, not more than forty (40) days prior to each such payment date, designated by the Board of Directors. The amount of any deficiency for a past dividend period may be paid or declared and set apart for payment at any time, without reference to any quarterly or other dividend payment date. Dividends on the initially issued shares of Preferred Stock of any series will begin to accrue on the date fixed for such Series At the time the series is initially designated. Dividends on all subsequently issued shares of Preferred Stock of any series will begin to accrue on the day following the last day of the most recent period for which dividends already have been either declared or paid with respect to outstanding shares of Preferred Stock of that series. Such dividends will accrue from day to day, whether or not earned or declared, and will be cumulative.

Each share of dividend bearing Preferred Stock will rank on a parity with each other share of Preferred Stock, irrespective of series, with respect to the payment of dividends at the respective rates fixed, for each series. In declaring or paying any dividends with respect to outstanding shares of any series of Preferred Stock or Parity Stock, the Corporation will distribute the payment ratably among the holders of all such shares, in accordance with the amount that would be payable with respect to all shares of Preferred Stock of any Series And all shares of Parity Stock if all dividends on all such shares, including accumulations, were declared and paid in full. Accrued dividends on Preferred Stock, if any, will not bear interest.

3. Liquidation Rights.

a. Involuntary Liquidation. If the Corporation is involuntarily liquidated, dissolved, or wound up, before any assets of the Corporation may be distributed in respect of the shares of any Class of Junior Stock, each holder of shares of Preferred Stock of any series will be entitled to receive, as a preferential distribution, the par value of each share of Preferred Stock held by such holder and, in addition, an amount equal to the accumulated but unpaid dividends, if any, with respect to each such share.

b. Voluntary Liquidation. If the Corporation is voluntarily liquidated, dissolved, or wound up, before any assets of the Corporation may be distributed in respect of the shares of any Class of Junior Stock, each holder of shares of Preferred Stock of any series will be entitled to receive, as a preferential distribution, an amount per share equal to the then applicable current redemption price fixed for such series, or the par value if no redemption right is included in such Series of Preferred Stock.

c. Party Distributions. If the Corporation is liquidated, dissolved, or wound up, whether voluntarily or involuntarily, and the assets of the Corporation are insufficient to permit the payment to the holders of the shares of Preferred Stock of each Series and any other Class of Parity Stock, the full preferential amounts described in this Paragraph 3, then all of the assets of the Corporation legally available for distribution to the shareholders of the Corporation will be distributed ratably among the holders of the shares of Preferred Stock and Parity Stock in proportion to the full preferential amount each such holder would otherwise be entitled to receive under this Paragraph 3.

d. Residue. A holder of Preferred Stock will not be entitled to receive, in respect of such shares, any distribution of assets of the Corporation following liquidation, dissolution, or winding up of the Corporation to any greater extent than is expressly provided in subparagraphs (a) through (c) above.

e. Nonliquidation Events. For purposes of this Paragraph 3, a merger or consolidation of this Corporation with or into any other corporation or corporations will not be considered a liquidation, dissolution, or winding up of the Corporation.

4. Redemption and Repurchase Provisions.

At any time it may lawfully do so, if it is not then in arrears in the payment of any dividends with respect to the shares of Preferred Stock of any series then outstanding, and not then in default of any obligation it has to contribute sums to a sinking fund for the redemption or repurchase of any series of Preferred Stock or Parity Stock or any other Class or series of stock ranking, as to dividends or assets, prior to the Preferred Stock, this Corporation may, at the option of its Board of Directors, redeem all, or from time to time any portion, of the outstanding shares of Preferred Stock of any series or of all series.

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a. Exercise of Option. To exercise its redemption option, the Corporation must mail a notice of the redemption to be affected (the “Redemption Notice”) to each holder of record of one or more shares of Preferred Stock of any series. For these purposes, the record holders will be determined as of the business day next preceding the day of mailing. The Redemption Notice must be transmitted by either mail, private carrier or personal delivery, at least 30 days but not more than 90 days prior to the date fixed by the Board of Directors as the date on which the redemption will take place (the “Redemption Date”). If mailed, the Redemption Notice will be effective when mailed, with First-Class postage prepaid, correctly addressed to the address shown for the holder in the Corporation’s current record of shareholders. The Redemption Notice must specify the Redemption Date, the price which the Corporation will pay for each share to be redeemed (the “Redemption Price”) and the place at which payment may be obtained. The Redemption Price for shares of each series will be the price fixed for the redemption of shares of that series by the applicable provisions of these Articles of Incorporation, any amendment to these Articles of Incorporation, or the resolution of the Board of Directors which defines and designates the series.

b. Redemption of Less Than All of Series. If, at any time, the Corporation redeems fewer than all of the shares of Preferred Stock of any series then outstanding, it will effect the redemption either ratably or by lot among the holders of the Preferred Stock or such series, as determined by the Board of Directors.

c. Surrender of Certificates. On or after the Redemption Date, each holder of shares to be redeemed must surrender to the Corporation the certificate or certificates representing such shares. Surrender must be in the manner and at the place designated in the Redemption Notice. Upon surrender of the appropriate certificate or certificates, the holder will be entitled to receive payment of the Redemption Price for the redeemed shares. If all of the shares of Preferred Stock represented by a surrendered certificate are to be redeemed, then following surrender the certificate will be canceled and no new certificate will be issued. If fewer than all of the shares of Preferred Stock represented by a surrendered certificate are to be redeemed, then following surrender the certificate will be canceled and a new certificate representing the unredeemed shares will be issued to the holder of record.

d. Retirement of Shares. If the Corporation has properly mailed the Redemption Notice as required in this Paragraph 4, and if on the Redemption Date the Corporation has available the funds necessary to pay the Redemption Price with respect to all shares to be redeemed, then notwithstanding the fact that certificates representing some or all of the shares to be redeemed shall not yet have been surrendered, the shares designated to be redeemed in the Redemption Notice will cease accruing dividends, and all other rights with respect to such shares (other than the right of the holders to receive the Redemption Price, without interest, upon surrender of the appropriate certificates) will cease and be determined as of the Redemption Date.

e. Early Retirement of Shares. On or before the Redemption Date, the Corporation may deposit with a bank or trust company which does business in Seattle, Washington, or in New York, New York, and which has capital and surplus of at least $5,000,000, in trust for the benefit of the holders of shares designated to be redeemed in the Redemption Notice, an amount equal to the Redemption Price of all such shares. If the Corporation has properly mailed the Redemption Notice as required in this Paragraph 4, or executed and delivered to a transfer agent for the Preferred Stock an instrument irrevocably authorizing it to mail such notice at the Corporation’s expense, and if the Corporation has deposited funds as permitted in this subparagraph 4(e), then the shares designated to be redeemed in the Redemption Notice will cease accruing dividends, and all other rights with respect to such shares (other than the right of the holders to receive the Redemption Price, without interest, upon surrender of, the appropriate certificates) will cease and be determined as of the date of such deposit. Funds so deposited which remain unclaimed by the holders of the Preferred Stock called for redemption at the end of six years after the Redemption Date, together with any interest on such funds which has been allowed by the bank or trust company with which the deposit was made, will be paid by the bank or trust company to this Corporation, free of any trust, and thereby become part of the general funds of this Corporation, to be used by this Corporation for its general, corporate purposes. After such payment, the holders of the shares of Preferred Stock called for redemption will have no claim against the bank or trust company nor against this Corporation with respect to such redemption.

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f. Further Rights. After the Redemption Date, the shares designated for redemption in the Redemption Notice will no longer be transferable on the books of the Corporation, and will no longer be deemed to be outstanding for any purpose whatsoever. The shares redeemed will be canceled and will not be reissued. The shares of Preferred Stock not redeemed will remain outstanding and entitled to all of the rights and preferences provided for in the designation and definition of the series of shares to which they belong.

5. Voting Rights.

Unless otherwise set forth in the resolution creating the particular series of Preferred Stock, the holders of shares of Preferred Stock will only be entitled to vote in matters affecting the rights, preferences, privileges, or powers of the holders of the Preferred Stock. Where voting rights of the various series of Preferred Stock are so limited, in all matters affecting the rights, preferences, privileges, or powers of the holds of such series of Preferred Stock, each share of Preferred Stock shall be entitled to one vote and Class voting will be mandatory with all of the various series of outstanding Preferred Stock treated as separate classes of shareholders for this purpose. Where voting rights of the various series of Preferred Stock are so limited, in all other matters, shareholders of the Preferred Stock shall not be entitled to notice of; to vote at, or to otherwise participate at any meeting of the shareholders of the Corporation. If voting rights are otherwise set forth in the resolution creating the particular series of Preferred Stock, that Series shall vote in accordance with the creating resolution.

6. Restrictions on Dividends.

As long as any shares of Preferred Stock remain outstanding, the Corporation will not make any distribution to or for the benefit of the holders of Junior Stock in respect of any such shares (other than dividends payable in shares of Junior Stock, or in exchange for other shares of Junior Stock or from the proceeds of any sale of such stock received not more than six months prior to such retirement), unless accrued dividends on all shares of all series of Preferred Stock outstanding for all past dividend periods shall have been paid, or declared and set aside for payment, and the full dividend for the then-current dividend period shall have been or concurrently shall be paid, or declared and set aside for payment, or if the Corporation, is in default of the sinking or purchase fund obligation provided for any series of the Preferred Stock. If the Series of Preferred Stock in question is a non-dividend bearing series, no distribution to or for the benefit of the holders of the Junior Stock may be made unless a pro rata part of such distribution is then made to or for the benefit of the holders of such series of Preferred Stock. For this purpose, a share of Preferred Stock shall be equivalent to the number of shares of Common Stock set forth in the designating resolution. As used in this Paragraph 6, the term “distribution” shall include, but not be limited to, the declaration or payment of a dividend, a purchase, redemption, or other acquisition of shares, and a distribution of indebtedness.

C. Common Stock

1. Dividends.

Subject to the limitation provided in Paragraph 6 of Section (B), above, the Corporation may pay dividends from time to time with respect to the outstanding shares of its Common Stock, as and when declared by the Board of Directors. Such dividends may be declared or paid only out of funds legally available for that purpose after the Corporation has (a) paid or declared and set aside for payment all cumulative dividends upon any shares of Preferred Stock and of any other Class of stock ranking ahead of the Common Stock as to dividends for all past dividend periods and for the current dividend period; and (b) set aside into appropriate sinking funds all funds the Corporation is required to set aside into such funds pursuant to any provision of these Articles of Incorporation, any amendments hereto, or any resolution of the Corporation’s Board of Directors designating or defining the relative rights and preferences of any Class or series of stock.

2. Distribution of Assets.

If the Corporation is liquidated, dissolved, or wound up, whether voluntarily or involuntarily, after there shall have been paid to or set aside for the holders of all series of Preferred Stock, and of any other Class of stock ranking as to assets ahead of the Common Stock, the full preferential amounts, including accrued dividends, to which they are respectively entitled, the holders of the Common Stock will be entitled to receive, prorata, all of the remaining assets of the Corporation available for distribution to its shareholders. The Board of Directors, by majority vote, may distribute any remaining assets in kind-to the holders of the Common Stock, or may sell or otherwise dispose of all or any of the remaining assets and receive payment for such assets in cash, stock or debt obligations, or any combination thereof, and may sell all or any part of that consideration or distribute the same, or the balance, in kind to the holders of the Common Stock.

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D. Miscellaneous

1. Stock Fully Paid.

All shares of capital stock, whether previously issued or to be issued in the future for a lawful consideration fixed by the Board of Directors, including, without limitation, issuance of stock dividends, shall, when the full lawful consideration fixed by the Board of Directors has been paid, or when so, issued as a stock dividend, be deemed fully paid stock and not liable to any further call or assessment thereon, and the holders of such shares will not be liable for any further payment thereon.

2. Unissued Shares.

Any of the unissued shares of capital stock of the Corporation may be issued from time to time in such amount and manner, including, without limitation, in distribution as stock dividends, and for such lawful consideration, as the Board of Directors may determine.

E. Series A Junior Participating Preferred Stock

A series of preferred stock of the Corporation is created, and the designation and amount thereof and the relative rights and preferences of the shares of such series, are as follows:

1. Designation and Amount.

The shares of such series shall be designated as “Series A Junior Participating Preferred Stock” (the “Preferred Shares”) and the number of shares constituting the Preferred Shares shall be 2,000,000. Such number of shares may be increased or decreased by resolution of the Board of Directors and any necessary shareholder approval; provided, however, that no decrease shall reduce the number of shares of Preferred Shares to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation convertible into Preferred Shares.

2. Dividends and Distributions.

a. Subject to the rights of the holders of any shares of any series of preferred stock (or any similar stock) ranking prior and superior to the Preferred Shares with respect to dividends, the holders of Preferred Shares, in preference to the holders of Common Stock, and of any other junior stock, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the first day of March,

June, September and December in each year (each such date being referred to herein as a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Preferred Shares, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $1.00 or (b) subject to the provision for adjustment hereinafter set forth, 100 times the aggregate per share amount of all cash dividends, and 100 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions, other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date or with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Preferred Shares. In the event the Corporation shall at any time after January 6, 1998, declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise) into a greater or lesser number of shares of Common Stock, then in each such case the amount to which holders of shares of Preferred Shares were entitled immediately prior to such event under clause (b) of the preceding sentence shall be adjusted by multiplying such, amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

b. The Corporation shall declare a dividend or distribution on the Preferred Shares as provided in paragraph (a) of this Section immediately after it declares a dividend or distribution on the Common Stock (other than a, dividend payable in shares of Common Stock or a subdivision of the outstanding Common Stock); provided that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $1.00 per share on the Preferred Shares shall nevertheless be payable, out of funds legally available for such purpose, on such subsequent Quarterly Dividend Payment Date.

c. Dividends shall begin to accrue and be cumulative on outstanding shares of Preferred Shares from their date of issue. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Preferred Shares in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated

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pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of Preferred Shares entitled to receive payment of a dividend or distribution declared thereon, which record date shall, be not more than 60 days prior to the date fixed for the payment thereof.

3. Voting Rights.

a. Subject to the provision for adjustment hereinafter set forth, each Preferred Share shall entitle the holder thereof to 100 votes on all matters submitted to a vote of the shareholders of the Corporation. In the event the Corporation shall at any time after January 6, 1998, declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise) into a greater or lesser number of shares of Common Stock, then in each such case the number of votes per share to which holders of shares of Preferred Shares were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

b. Except as otherwise provided herein or by law, the holders of Preferred Shares and the holders of Common Stock and any other capital stock of the Corporation having general voting rights shall vote together as one Class on all matters submitted to a vote of shareholders of the Corporation.

c. Except as set forth herein or required by law, holders of Preferred Shares shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

4. Certain Restrictions.

a. Whenever quarterly dividends or other dividends or distributions payable on the Preferred Shares as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Preferred Shares outstanding shall have been paid in full, the Corporation shall not:

(i)	declare or pay dividends, or make any other distributions, on any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Preferred Shares;

(ii)	declare or pay dividends, or make any other distributions, on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Preferred Shares, except dividends paid ratably on the Preferred Shares and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

(iii)	redeem or purchase or otherwise acquire for consideration shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Preferred Shares; provided, however, that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the Corporation racking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Preferred Shares; or

(iv)	redeem or purchase or otherwise acquire for consideration any Preferred Shares, or any stock ranking on a parity with the Preferred Shares, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective Series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

b. The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (a) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

5. Reacquired Shares.

Any Preferred Shares purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of preferred stock and may be reissued as part of a new series of preferred stock subject to the conditions and restrictions on issuance set forth herein, in the Articles of Incorporation, or in any other certificate of designation creating a series of preferred stock or any similar stock or as otherwise required by law.

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6. Liquidation, Dissolution or Winding Up.

Upon any liquidation, dissolution or winding up of the Corporation, no distribution shall be made (a) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Preferred Shares unless, prior thereto, the holders of Preferred Shares shall have received the greater of (i) $100 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, or (ii) an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to 100 times the aggregate amount to be distributed per share to holders of Common Stock, or (b) to the holders of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Preferred Shares, except distributions made ratably on the Preferred Shares and all such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up. In the event the Corporation shall at any time after January 6, 1998, declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise) into a greater or lesser number of shares of Common Stock, then in each such case the aggregate amount to which holders of shares of Preferred Shares were entitled immediately prior to such event under clause (a)(ii) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

7. Consideration, Merger, etc.

In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of Preferred Shares shall at the same time be similarly exchanged or changed into an amount per share, subject to the provision for adjustment hereinafter set forth, equal to 100 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Corporation shall at any time after January 6, 1998, declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise) into a greater or lesser number of shares of Common Stock, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Preferred Shares shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

8. No Redemption.

The shares of Preferred Shares shall not be redeemable.

9. Rank.

The Preferred Shares shall rank, with respect to the payment of dividends and the distribution of assets, junior to all series of any other Class of the Corporation’s preferred stock.

10. Fractional Shares.

Preferred Shares may be issued in fractions of a share which are integral multiples of one one-hundredth of a share which shall entitle the holder, in proportion to such holder’s fractional shares, to receive dividends, participate in distributions and to have the benefit of all other rights of holders of Preferred Shares.

11. Amendment.

The Articles of Incorporation of the Corporation shall not be amended in any manner which would materially alter or change the powers, preferences or rights of the Preferred Shares so as to affect them adversely without the affirmative vote of the holders of at least two-thirds of the outstanding shares of Preferred Shares, voting together as a single class.

Article 5. Directors

A. Number of Directors, Qualifications

The number of directors of the Corporation shall be fixed as provided by the Bylaws and may be changed from time to time by amending the Bylaws, as then provided, but the number of directors shall be not less than three (3). Without the unanimous consent of the Board of Directors, no person who is affiliated as an -owner, director, officer, or employee of a company or business deemed by the Board of Directors to be competitive with that of the Corporation shall be eligible to serve on the Board of Directors of the Corporation.

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B. Vacancies.

If the office of any director becomes vacant by reason of death, resignation, removal, disqualification, or otherwise, the directors may, by the affirmative vote of the majority of the remaining directors, though less than a quorum, choose a successor or successors who shall hold office for the unexpired term. Vacancies in the Board of Directors may be filled for the unexpired term by the shareholders at a meeting called for that purpose, unless such vacancies shall have been filled by the directors. Vacancies resulting from an increase in the number of directors may be filled in the same manner.

The Board of Directors are authorized to increase the number of persons to comprise the Board of Directors in any period between annual shareholders’ meetings by the affirmative vote of a majority of the directors.

C. Amendment to Bylaws

In furtherance of and not in limitation of the powers conferred by the laws of the State of Washington, the Board of Directors is expressly authorized to make, alter, and repeal the Bylaws of the Corporation, subject to the power of the shareholders of the Corporation to change or repeal such Bylaws.

D. Conflicts of Interest

The Corporation may enter into, contract, and otherwise transact business as vendor, purchaser, or otherwise with its directors, officers, and shareholders, and the Corporation may associate with firms and entities of which they are or may become interested as directors, officers, shareholders, members, or otherwise, as freely as if those such adverse interests did not exist, even though the vote, action, or presence of such directors, officers, or shareholders may be necessary to obligate the Corporation under such contracts or transactions; and in the absence of fraud, no such contracts or transactions shall be avoided and no such director, officer, or shareholder shall be held liable to account to the Corporation, by reason of such adverse interests or by reason of any fiduciary relationship to the Corporation arising out of such office or stock ownership, for any profit or benefit realized by him through any such contract or transaction; provided that in the case of directors and officers of the Corporation (but not in the case of shareholders who are not directors or officers), the nature of the interest of such directors or officers be disclosed or known to the board of directors of the Corporation at the meeting thereof at which such contract or transaction was authorized or confirmed. A general notice that a director or officer of the Corporation is interested in any corporation, association, firm, or entity, shall be sufficient disclosure as to such director or officer with respect to all contracts and transactions with the corporation, association, firm, or entity.

E. Ratification by Shareholders

Except as otherwise expressly set forth in these Articles, any contract, transaction, or act of the Corporation or of the directors or of any officers of the Corporation which shall be ratified by a majority of a quorum of the shareholders of the Corporation at any annual meeting or at any special meeting called for such purpose, shall be as valid and binding as though ratified by every shareholder of the Corporation.

F. Indemnification

The Corporation shall indemnify to the broadest extent permitted by Washington law and under the procedures set forth herein, but without limitations permitted by statute as to the extent thereof, any and all persons for whom indemnification is permitted by RCW 23B.08.500 through RCW 23B.08.603, or as said statutes may be amended or superseded, and such person shall have the right to claim such indemnification.

G. Term of Office

Except as set forth above, the term of the directors shall be until the next annual meeting of the shareholders of the Corporation and until their replacements are dully elected and qualified.

Article 6. Bylaws

The board of directors shall have the power to adopt, amend or repeal the Bylaws for this Corporation, subject to the power of the shareholders to amend or repeal such Bylaws.

Article 7. Registered Office, Agent

The address of the Registered Office of this Corporation is 1801 West Bay Drive NW, Suite 206, Olympia, Washington 98502, and the name of its Registered Agent, at such address is CT Corporation System.

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Article 8. Pre-Emptive Rights

Pre-emptive rights shall not exist with respect to shares of stock or securities convertible into shares of stock of this Corporation. Shareholders of the Corporation shall not be entitled to cumulate their votes for Directors of the Corporation.

Article 9. Limitation Of Director Liability

A Director of the Corporation shall not be personally liable to the Corporation or its shareholders for monetary damages for conduct as a director, except for:

(a)	Acts or omissions involving intentional misconduct by the director or a knowing violation of law by the director;
(b)	Conduct violating RCW 23B.08.310 (which involves certain distributions by the Corporation);
(c)	Any transaction from which the director will personally receive a benefit in money, property, or services to which the director is not legally entitled.

If the Washington Business Corporation Act is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a Director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Washington Business Corporation Act, as so amended. Any repeal or modification of the foregoing paragraph by the shareholders of the Corporation shall not adversely affect any right or protection of a Director of the Corporation with respect to any acts or omissions of such director occurring prior to such repeal or modification.

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TRUEBLUE, INC.

2016 OMNIBUS INCENTIVE PLAN

TrueBlue, Inc., a Washington corporation, sets forth herein the terms of its 2016 Omnibus Incentive Plan, as follows:

1. Purpose

The Plan is intended to enhance the Company’s and its Affiliates’ ability to attract and retain highly qualified Employees, Consultants and Non-Employee Directors, and to motivate such Employees, Consultants and Non-Employee Directors to serve the Company and its Affiliates and to expend maximum effort to improve the business results and earnings of the Company, by providing to such persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company. To this end, the Plan provides for the grant of stock options, stock appreciation rights, restricted stock, restricted stock units and cash awards. Any of these awards may, but need not, be made as performance incentives to reward attainment of performance goals in accordance with the terms hereof. Stock options granted under the Plan may be non-qualified stock options or incentive stock options, as provided herein. Upon becoming effective, the Plan replaces, and no further awards shall be made under, the Predecessor Plan (as defined herein).

2. Definitions

For purposes of interpreting the Plan and related documents (including Award Agreements), the following definitions shall apply:

1. “Affiliate”

means any company or other trade or business that “controls,” is “controlled by” or is “under common control” with the Company within the meaning of Rule 405 of Regulation C under the Securities Act, including, without limitation, any Subsidiary.

2. “Annual Incentive Award”

means a cash-based Performance Award with a performance period that is the Company’s fiscal year or other 12-month (or shorter) performance period as specified under the terms of the Award as approved by the Committee.

3. “Award”

means a grant of an Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit or cash award under the Plan.

4. “Award Agreement”

means a written agreement between the Company and a Grantee, or notice from the Company or an Affiliate to a Grantee that evidences and sets out the terms and conditions of an Award.

5. “Board”

means the Board of Directors of the Company.

6. “Code”

means the Internal Revenue Code of 1986, as now in effect or as hereafter amended. References to the Code shall include the valid and binding governmental regulations, court decisions and other regulatory and judicial authority issued or rendered thereunder.

7. “Committee”

means the Compensation Committee of the Board or any committee or other person or persons designated by the Board to administer the Plan. The Board will cause the Committee to satisfy the applicable requirements of any stock exchange on which the Common Stock may then be listed. For purposes of Awards to Covered Employees intended to constitute “performance-based compensation” under Section 162(m), to the extent required by Section 162(m), Committee means all of the members of the Committee who are “outside directors” within the meaning of Section 162(m). For purposes of Awards to Grantees who are subject to Section 16 of the Exchange Act, Committee means all of the members of the Committee who are “non-employee directors” within the meaning of Rule 16b-3 adopted under the Exchange Act. All references in the Plan to the Board shall mean such Committee or the Board.

8. “Company”

means TrueBlue, Inc., a Washington corporation, or any successor corporation.

9. “Common Stock”

or “Stock” means a share of common stock of the Company, no par value per share.

10. “Consultant”

means any person, except an Employee or Non-Employee Director, engaged by the Company or any Subsidiary, to render personal services to such entity, including as an advisor, pursuant to the terms of a written agreement.

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11. “Corporate Transaction”

means a reorganization, merger, statutory share exchange, consolidation, sale of all or substantially all of the Company’s assets, or the acquisition of assets or stock of another entity by the Company, or other corporate transaction involving the Company or any of its Subsidiaries.

12. “Covered Employee”

means a Grantee who is a “covered employee” within the meaning of Section 162(m) as qualified by Section 12.4 herein.

13. “Disability”

means (a) in the case of a Grantee whose employment with the Company or a Subsidiary is subject to the terms of an employment or consulting agreement that includes a definition of “Disability” as used in this Plan shall have the meaning set forth in such employment or consulting agreement during the period that such employment or consulting agreement remains in effect; and (b) in all other cases, the term “Disability” as used in this Plan shall mean a “permanent and total disability” as the term is defined for purposes of Section 22(e)(3) of the Code.

14. “Effective Date”

means May 11, 2016, the date the Plan was approved by the Company’s stockholders.

15. “Employee”

means any person, including an officer, who is a common law employee of, receives remuneration for personal services to, is reflected on the official human resources database as an employee of, and is on the payroll of the Company or any Subsidiary. A person is on the payroll if he or she is paid from or at the direction of the payroll department of the Company or any Subsidiary. Persons providing services to the Company, or to any Subsidiary, pursuant to an agreement with a staff leasing organization, temporary workers engaged through or employed by temporary or leasing agencies and workers who hold themselves out to the Company, or a Subsidiary to which they are providing services as being independent contractors, or as being employed by or engaged through another company while providing the services, and persons covered by a collective bargaining agreement (unless the collective bargaining agreement applicable to the person specifically provides for participation in this Plan) are not Employees for purposes of this Plan and do not and cannot participate in this Plan, whether or not such persons are, or may be reclassified by the courts, the Internal Revenue Service, the U. S. Department of Labor, or other person or entity, as common law employees of the Company, or any Subsidiary, either solely or jointly with another person or entity.

16. “Exchange Act”

means the Securities Exchange Act of 1934, as now in effect or as hereafter amended.

17. “Fair Market Value”

of a share of Common Stock as of a particular date shall mean (a) if the Common Stock is listed on a national securities exchange, the closing or last price of the Common Stock on the composite tape or other comparable reporting system for the applicable date, or if the applicable date is not a trading day, the trading day immediately preceding the applicable date, or (b) if the shares of Common Stock are not then listed on a national securities exchange, the closing or last price of the Common Stock quoted by an established quotation service for over-the-counter securities, or (c) if the shares of Common Stock are not then listed on a national securities exchange or quoted by an established quotation service for over-the-counter securities, or the value of such shares is not otherwise determinable, such value as determined by the Board in good faith in its sole discretion.

18. “Family Member”

means a person who is a spouse, former spouse, child, stepchild, grandchild, parent, stepparent, grandparent, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother, sister, brother-in-law, or sister-in-law, including adoptive relationships, of the applicable individual, any person sharing the applicable individual’s household (other than a tenant or employee), a trust in which any one or more of these persons have more than fifty percent of the beneficial interest, a foundation in which any one or more of these persons (or the applicable individual) control the management of assets, and any other entity in which one or more of these persons (or the applicable individual) own more than fifty percent of the voting interests.

19. “Grant Date”

means, as determined by the Board, the latest to occur of (a) the date as of which the Board approves an Award, (b) the date on which the recipient of an Award first becomes eligible to receive an Award under Section 6 hereof, or (c) such other date as may be specified by the Board in the Award Agreement.

20. “Grantee”

means a person who receives or holds an Award under the Plan.

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21. “Incentive Stock Option”

means an “incentive stock option” within the meaning of Section 422 of the Code, or the corresponding provision of any subsequently enacted tax statute, as amended from time to time.

22. “Non-Employee Director”

means a member of the Board who is not an Employee.

23. “Non-qualified Stock Option”

means an Option that is not an Incentive Stock Option.

24. “Option”

means an option to purchase one or more shares of Stock pursuant to the Plan.

25. “Option Price”

means the exercise price for each share of Stock subject to an Option.

26. “Performance Award”

means an Award made subject to the attainment of performance goals (as described in Section 12) over a performance period established by the Committee, and includes an Annual Incentive Award.

27. “Plan”

means this TrueBlue, Inc. 2016 Omnibus Incentive Plan, as amended from time to time.

28. “Predecessor Plan”

means the TrueBlue, Inc. 2005 Long-Term Equity Incentive Plan.

29. “Purchase Price”

means the purchase price for each share of Stock pursuant to a grant of Restricted Stock.

30. “Restricted Period”

shall have the meaning set forth in Section 10.1.

31. “Restricted Stock”

means shares of Stock, awarded to a Grantee pursuant to Section 10 hereof.

32. “Restricted Stock Unit”

means a bookkeeping entry representing the equivalent of shares of Stock, awarded to a Grantee pursuant to Section 10 hereof.

33. “SAR Exercise Price”

means the per share exercise price of a SAR granted to a Grantee under Section 9 hereof.

34. “SEC”

means the United States Securities and Exchange Commission.

35. “Section 162(m)”

means Section 162(m) of the Code.

36. “Section 409A”

means Section 409A of the Code.

37. “Securities Act”

means the Securities Act of 1933, as now in effect or as hereafter amended.

38. “Separation from Service”

means a termination of Service by a Service Provider, as determined by the Board, which determination shall be final, binding and conclusive; provided if any Award governed by Section 409A is to be distributed on a Separation from Service, then the definition of Separation from Service for such purposes shall comply with the definition provided in Section 409A.

39. “Service”

means service as a Service Provider to the Company or an Affiliate. Unless otherwise stated in the applicable Award Agreement, a Grantee’s change in position or duties shall not result in interrupted or terminated Service, so long as such Grantee continues to be a Service Provider to the Company or an Affiliate.

40. “Service Provider”

means an Employee, Non-Employee Director or Consultant.

41. “Stock Appreciation Right”

or “SAR” means a right granted to a Grantee under Section 9 hereof.

42. “Subsidiary”

means any “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code.

43. “Substitute Award”

means any Award granted in assumption of or in substitution for an award of a company or business acquired by the Company or a Subsidiary or with which the Company or an Affiliate combines.

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44. “Ten Percent Stockholder”

means an individual who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company, its parent or any of its Subsidiaries. In determining stock ownership, the attribution rules of Section 424(d) of the Code shall be applied.

45. “Termination Date”

means the date that is ten (10) years after the Effective Date, unless the Plan is earlier terminated by the Board under Section 5.2 hereof.

3. Administration of the Plan

1. General

The Board shall have such powers and authorities related to the administration of the Plan as are consistent with the Company’s articles of incorporation and bylaws and applicable law. The Board shall have the power and authority to delegate its powers and responsibilities hereunder to the Committee, which shall have full authority to act in accordance with its charter, and with respect to the authority of the Board to act hereunder, all references to the Board shall be deemed to include a reference to the Committee, to the extent such power or responsibilities have been delegated. Except as specifically provided in Section 13 or as otherwise may be required by applicable law, regulatory requirement or the certificate of incorporation or the bylaws of the Company, the Board shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Award or any Award Agreement, and shall have full power and authority to take all such other actions and make all such other determinations not inconsistent with the specific terms and provisions of the Plan that the Board deems to be necessary or appropriate to the administration of the Plan. The Committee shall administer the Plan; provided that, the Board shall retain the right to exercise the authority of the Committee to the extent consistent with applicable law and the applicable requirements of any securities exchange on which the Common Stock may then be listed. The interpretation and construction by the Board of any provision of the Plan, any Award or any Award Agreement shall be final, binding and conclusive. Without limitation, the Board shall have full and final authority, subject to the other terms and conditions of the Plan, to:

(a)	designate Grantees;

(b)	determine the type or types of Awards to be made to a Grantee;

(c)	determine the number of shares of Stock to be subject to an Award;

(d)	establish the terms and conditions of each Award (including, but not limited to, the Option Price of any Option, the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, transfer, or forfeiture of an Award or the shares of Stock subject thereto, and any terms or conditions that may be necessary to qualify Options as Incentive Stock Options);

(e)	prescribe the form of each Award Agreement; and

(f)	amend, modify, or supplement the terms of any outstanding Award including the authority, in order to effectuate the purposes of the Plan, to modify Awards to foreign nationals or individuals who are employed outside the United States to recognize differences in local law, tax policy, or custom.

To the extent permitted by applicable law, the Board may delegate its authority as identified herein to any individual or committee of individuals (who need not be directors), including without limitation the authority to make Awards to Grantees who are not subject to Section 16 of the Exchange Act or who are not Covered Employees. To the extent that the Board delegates its authority to make Awards as provided by this Section 3.1, all references in the Plan to the Board’s authority to make Awards and determinations with respect thereto shall be deemed to include the Board’s delegate. Any such delegate shall serve at the pleasure of, and may be removed at any time by the Board.

2. No Repricing

Notwithstanding any provision herein to the contrary, the repricing of Options or SARs is prohibited without prior approval of the Company’s stockholders. For this purpose, a “repricing” means any of the following (or any other action that has the same effect as any of the following): (a) changing the terms of an Option or SAR to lower its Option Price or SAR Exercise Price; (b) any other action that is treated as a “repricing” under generally accepted accounting principles; and (c) repurchasing for cash or canceling an Option or SAR at a time when its Option Price or SAR Exercise Price is greater than the Fair Market Value of the underlying shares in exchange for another Award, unless the cancellation and exchange occurs in connection with a change in capitalization or similar change under Section 14. A cancellation and exchange under clause (d) would be considered a “repricing” regardless of whether it is treated as a “repricing” under generally accepted accounting principles and regardless of whether it is voluntary on the part of the Grantee.

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3. Award Agreements; Clawbacks

The grant of any Award may be contingent upon the Grantee executing the appropriate Award Agreement. The Company may retain the right in an Award Agreement to cause a forfeiture of the gain realized by a Grantee on account of actions taken by the Grantee in violation or breach of or in conflict with any employment agreement, non-competition agreement, any agreement prohibiting solicitation of employees or clients of the Company or any Affiliate thereof or any confidentiality obligation with respect to the Company or any Affiliate thereof or otherwise in competition with the Company or any Affiliate thereof. Furthermore, the Company may annul an Award if the Grantee is terminated for “cause” as defined in the applicable Award Agreement.

Awards shall be subject to the requirements of (a) Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (regarding recovery of erroneously awarded compensation) and any implementing rules and regulations thereunder, (b) similar rules under the laws of any other jurisdiction, (c) any compensation recovery policies adopted by the Company to implement any such requirements or (d) any other compensation recovery policies as may be adopted from time to time by the Company, all to the extent determined by the Committee in its discretion to be applicable to a Grantee.

4. Deferral Arrangement

The Board may permit or require the deferral of any Award payment into a deferred compensation arrangement, subject to such rules and procedures as it may establish and in accordance with Section 409A, which may include provisions for the payment or crediting of interest or dividend equivalents, including converting such credits into deferred Stock units.

5. No Liability

No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan, any Award or Award Agreement.

6. Book Entry

Notwithstanding any other provision of this Plan to the contrary, the Company may elect to satisfy any requirement under this Plan for the delivery of stock certificates through the use of book-entry.

4. Stock Subject to the Plan

1. Authorized Number of Shares

Subject to adjustment under Section 14, the total number of shares of Common Stock authorized to be awarded under the Plan shall not exceed the number of shares of Common Stock available for the grant of awards as of the Effective Date under the Predecessor Plan (as of the date the Plan was adopted by the Board, there were 2,051,141 shares of Common Stock available for the grant of awards under the Predecessor Plan). In addition, shares of Common Stock underlying any outstanding award granted under the Predecessor Plan that, following the Effective Date, expires, or is terminated, surrendered or forfeited for any reason without issuance of such shares shall be available for the grant of new Awards under this Plan. As provided in Section 1, no new awards shall be granted under the Predecessor Plan following the Effective Date. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares, treasury shares, or shares purchased on the open market or otherwise, all as determined by the Company from time to time.

2. Share Counting

1. General

Each share of Common Stock granted in connection with an Award shall be counted as one share against the limit in Section 4.1, subject to the provisions of this Section 4.2. Share-based Performance Awards shall be counted assuming maximum performance results (if applicable) until such time as actual performance results can be determined.

2. Cash-Settled Awards

Any Award settled in cash shall not be counted as shares of Common Stock for any purpose under this Plan.

3. Expired or Terminated Awards

If any Award under the Plan expires, or is terminated, surrendered or forfeited, in whole or in part, the unissued Common Stock covered by such Award shall again be available for the grant of Awards under the Plan.

4. Payment of Option Price or Tax Withholding in Shares

The full number of shares of Common Stock with respect to which an Option or SAR is granted shall count against the aggregate number of shares available for grant under the Plan. Accordingly, if in accordance with the terms of the Plan, a Grantee pays the Option Price for an Option by either tendering previously owned shares or having the Company withhold shares, then such shares surrendered to pay the Option Price shall continue to count against the aggregate number

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of shares available for grant under the Plan set forth in Section 4.1 above. In addition, if in accordance with the terms of the Plan, a Grantee satisfies any tax withholding requirement with respect to any taxable event arising as a result of this Plan by either tendering previously owned shares or having the Company withhold shares, then such shares surrendered to satisfy such tax withholding requirements shall continue to count against the aggregate number of shares available for grant under the Plan set forth in Section 4.1 above.

5. Substitute Awards

In the case of any Substitute Award, such Substitute Award shall not be counted against the number of shares reserved under the Plan.

3. Award Limits

1. Incentive Stock Options.

Subject to adjustment under Section 14, 4 million shares of Common Stock available for issuance under the Plan shall be available for issuance under Incentive Stock Options.

2. Individual Award Limits for Section 162(m) - Share-Based Awards.

Subject to adjustment under Section 14, the maximum number of each type of Award (other than cash-based Performance Awards) intended to constitute “performance-based compensation” under Section 162(m) granted to any Grantee in any calendar year shall not exceed the following number of shares of Common Stock: (a) Options and SARs: 1 million shares; and (b) all share-based Performance Awards (including Restricted Stock and Restricted Stock Units that are Performance Awards): 1 million shares.

3. Individual Award Limits for Section 162(m) - Cash-Based Awards.

The maximum amount of cash-based Performance Awards intended to constitute “performance-based compensation” under Section 162(m) granted to any Grantee in any calendar year shall not exceed the following: (a) Annual Incentive Award: $5 million; and (b) all other cash-based Performance Awards: $5 million.

4. Limits on Awards to Non-Employee Directors.

No more than $500,000 may be granted in share-based Awards under the Plan during any one year to a Grantee who is a Non-Employee Director (based on the Fair Market Value of the shares of Common Stock underlying the Award as of the applicable Grant Date in the case of Restricted Stock, Restricted Stock Units or Other Stock-based Awards, and based on the applicable grant date fair value for accounting purposes in the case of Options or SARs); provided, however, that share-based Awards made to a Grantee who is a Non-Employee Director at such Grantee’s election in lieu of all or a portion of his or her cash retainer or fees for service on the Board and any Board committee shall not be counted towards the limit under this Section 4.3.4.

5. Effective Date, Duration and Amendments

1. Term

The Plan shall be effective as of the Effective Date, provided that it has been approved by the Company’s stockholders. The Plan shall terminate automatically on the ten (10) year anniversary of the Effective Date and may be terminated on any earlier date as provided in Section 5.2.

2. Amendment and Termination of the Plan

The Board may, at any time and from time to time, amend, suspend, or terminate the Plan as to any Awards which have not been made. An amendment shall be contingent on approval of the Company’s stockholders to the extent stated by the Board, required by applicable law or required by applicable stock exchange listing requirements. Notwithstanding the foregoing, any amendment to Section 3.2 shall be contingent upon the approval of the Company’s stockholders. No Awards shall be made after the Termination Date. The applicable terms of the Plan, and any terms and conditions applicable to Awards granted prior to the Termination Date shall survive the termination of the Plan and continue to apply to such Awards. No amendment, suspension, or termination of the Plan shall, without the consent of the Grantee, materially impair rights or obligations under any Award theretofore awarded.

6. Award Eligibility and Limitations

1. Service Providers

Subject to this Section 6.1, Awards may be made to any Service Provider as the Board shall determine and designate from time to time in its discretion.

2. Successive Awards

An eligible person may receive more than one Award, subject to such restrictions as are provided herein.

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3. Stand-Alone, Additional, Tandem, and Substitute Awards

Awards may, in the discretion of the Board, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Affiliate, or any business entity to be acquired by the Company or an Affiliate, or any other right of a Grantee to receive payment from the Company or any Affiliate. Such additional, tandem, and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award, the Board shall have the right to require the surrender of such other Award in consideration for the grant of the new Award. Subject to Section 3.2, the Board shall have the right, in its discretion, to make Awards in substitution or exchange for any other award under another plan of the Company, any Affiliate, or any business entity to be acquired by the Company or an Affiliate. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Affiliate, in which the value of Stock subject to the Award is equivalent in value to the cash compensation (for example, Restricted Stock Units or Restricted Stock).

7. Award Agreement

Each Award shall be evidenced by an Award Agreement, in such form or forms as the Board shall from time to time determine. Without limiting the foregoing, an Award Agreement may be provided in the form of a notice which provides that acceptance of the Award constitutes acceptance of all terms of the Plan and the notice. Award Agreements granted from time to time or at the same time need not contain similar provisions but shall be consistent with the terms of the Plan. Each Award Agreement evidencing an Award of Options shall specify whether such Options are intended to be Non-qualified Stock Options or Incentive Stock Options, and in the absence of such specification such options shall be deemed Non-qualified Stock Options.

8. Terms and Conditions of Options

1. Option Price

The Option Price of each Option shall be fixed by the Board and stated in the related Award Agreement. The Option Price of each Option (except those that constitute Substitute Awards) shall be at least the Fair Market Value on the Grant

Date of a share of Stock; provided, however, that in the event that a Grantee is a Ten Percent Stockholder as of the Grant Date, the Option Price of an Option granted to such Grantee that is intended to be an Incentive Stock Option shall be not less than 110 percent of the Fair Market Value of a share of Stock on the Grant Date. In no case shall the Option Price of any Option be less than the par value of a share of Stock.

2. Vesting

Subject to Section 8.3 hereof, each Option shall become exercisable at such times and under such conditions (including, without limitation, performance requirements) as shall be determined by the Board and stated in the Award Agreement; provided, however, that other than in connection with a Substitute Award, Options shall not be scheduled to become vested and exercisable sooner than twelve (12) months after the Grant Date.

3. Term

Each Option shall terminate, and all rights to purchase shares of Stock thereunder shall cease, upon the expiration of a period not to exceed ten (10) years from the Grant Date, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Board and stated in the related Award Agreement; provided, however, that in the event that the Grantee is a Ten Percent Stockholder, an Option granted to such Grantee that is intended to be an Incentive Stock Option at the Grant Date shall not be exercisable after the expiration of five (5) years from its Grant Date.

4. Limitations on Exercise of Option

Notwithstanding any other provision of the Plan, in no event may any Option be exercised, in whole or in part, (a) prior to the date the Plan is approved by the stockholders of the Company as provided herein or (b) after the occurrence of an event which results in termination of the Option.

5. Method of Exercise

An Option that is exercisable may be exercised by the Grantee’s delivery of a notice of exercise to the Company, setting forth the number of shares of Stock with respect to which the Option is to be exercised, accompanied by full payment for the shares. To be effective, notice of exercise must be made in accordance with procedures established by the Company from time to time.

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6. Rights of Holders of Options

Unless otherwise stated in the related Award Agreement, an individual holding or exercising an Option shall have none of the rights of a stockholder (for example, the right to receive cash or dividend payments or distributions attributable to the subject shares of Stock or to direct the voting of the subject shares of Stock) until the shares of Stock covered thereby are fully paid and issued to him. Except as provided in Section 14 hereof or the related Award Agreement, no adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date of such issuance.

7. Limitations on Incentive Stock Options

An Option shall constitute an Incentive Stock Option only (a) if the Grantee of such Option is an employee of the Company or any Subsidiary of the Company; (b) to the extent specifically provided in the related Award Agreement; and (c) to the extent that the aggregate Fair Market Value (determined at the time the Option is granted) of the shares of Stock with respect to which all Incentive Stock Options held by such Grantee become exercisable for the first time during any calendar year (under the Plan and all other plans of the Grantee’s employer and its Affiliates) does not exceed $100,000. This limitation shall be applied by taking Options into account in the order in which they were granted.

9. Terms and Conditions of Stock Appreciation Rights

1. Right to Payment

A SAR shall confer on the Grantee a right to receive, upon exercise thereof, the excess of (a) the Fair Market Value of one share of Stock on the date of exercise over (b) the SAR Exercise Price, as determined by the Board. The Award Agreement for a SAR (except those that constitute Substitute Awards) shall specify the SAR Exercise Price, which shall be fixed on the Grant Date as not less than the Fair Market Value of a share of Stock on that date. SARs may be granted alone or in conjunction with all or part of an Option or at any subsequent time during the term of such Option or in conjunction with all or part of any other Award. A SAR granted in tandem with an outstanding Option following the Grant Date of such Option shall have a SAR Exercise Price that is equal to the Option Price; provided, however, that the SAR Exercise Price may not be less than the Fair Market Value of a share of Stock on the Grant Date of the SAR to the extent required by Section 409A.

2. Other Terms

The Board shall determine at the Grant Date, the time or times at which and the circumstances under which a SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which SARs shall cease to be or become exercisable following Separation from Service or upon other conditions, the method of exercise, whether or not a SAR shall be in tandem or in combination with any other Award, and any other terms and conditions of any SAR; provided, however, that other than in connection with a Substitute Award, SARs shall not be scheduled to become vested and exercisable sooner than twelve (12) months after the Grant Date.

3. Term of SARs

The term of a SAR granted under the Plan shall be determined by the Board, in its sole discretion; provided, however, that such term shall not exceed ten (10) years.

4. Payment of SAR Amount.

Upon exercise of a SAR, a Grantee shall be entitled to receive payment from the Company (in cash or Stock, as determined by the Board) in an amount determined by multiplying:

(a)	the difference between the Fair Market Value of a share of Stock on the date of exercise over the SAR Exercise Price; by

(b)	the number of shares of Stock with respect to which the SAR is exercised.

10. Terms and Conditions of Restricted Stock and Restricted Stock Units

1. Restrictions

At the time of grant, the Board may, in its sole discretion, establish a period of time (a “Restricted Period”) and any additional restrictions including the satisfaction of corporate or individual performance objectives applicable to an Award of Restricted Stock or Restricted Stock Units in accordance with Section 12.1 and 12.2. Each Award of Restricted Stock or Restricted Stock Units may be subject to a different Restricted Period and additional restrictions; provided, however, that other than in connection with a Substitute Award, Restricted Stock and Restricted Stock Units shall not be scheduled to become vested sooner than twelve (12) months after the Grant Date. Neither Restricted Stock nor Restricted Stock

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Units may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the Restricted Period or prior to the satisfaction of any other applicable restrictions.

2. Restricted Stock Certificates

The Company shall issue stock, in the name of each Grantee to whom Restricted Stock has been granted, stock certificates or other evidence of ownership representing the total number of shares of Restricted Stock granted to the Grantee, as soon as reasonably practicable after the Grant Date.

3. Rights of Holders of Restricted Stock

Unless the Board otherwise provides in an Award Agreement and subject to Section 16.12, holders of Restricted Stock shall have rights as stockholders of the Company, including voting and dividend rights.

4. Rights of Holders of Restricted Stock Units

1. Settlement of Restricted Stock Units

Restricted Stock Units may be settled in cash or Stock, as determined by the Board and set forth in the Award Agreement. The Award Agreement shall also set forth whether the Restricted Stock Units shall be settled (a) within the time period specified for “short term deferrals” under Section 409A or (b) otherwise within the requirements of Section 409A, in which case the Award Agreement shall specify upon which events such Restricted Stock Units shall be settled.

2. Voting and Dividend Rights

Unless otherwise stated in the applicable Award Agreement and subject to Section 16.12, holders of Restricted Stock Units shall not have rights as stockholders of the Company, including no voting or dividend or dividend equivalents rights.

3. Creditor’s Rights

A holder of Restricted Stock Units shall have no rights other than those of a general creditor of the Company. Restricted Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Award Agreement.

4. Purchase of Restricted Stock

The Grantee shall be required, to the extent required by applicable law, to purchase the Restricted Stock from the Company at a Purchase Price equal to the greater of (a) the aggregate par value of the shares of Stock represented by such Restricted Stock or (b) the Purchase Price, if any, specified in the related Award Agreement. If specified in the Award Agreement, the Purchase Price may be deemed paid by Services already rendered. The Purchase Price shall be payable in a form described in Section 11 or, in the discretion of the Board, in consideration for past Services rendered.

5. Delivery of Stock

Upon the expiration or termination of any Restricted Period and the satisfaction of any other conditions prescribed by the Board, the restrictions applicable to shares of Restricted Stock or Restricted Stock Units settled in Stock shall lapse, and, unless otherwise provided in the Award Agreement, a stock certificate for such shares shall be delivered, free of all such restrictions, to the Grantee or the Grantee’s beneficiary or estate, as the case may be.

11. Form of Payment for Options and Restricted Stock

1. General Rule

Payment of the Option Price for the shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Stock shall be made in cash or in cash equivalents acceptable to the Company, except as provided in this Section 11.

2. Surrender of Stock

To the extent the Award Agreement so provides, payment of the Option Price for shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Stock may be made all or in part through the tender to the Company of shares of Stock, which shares shall be valued, for purposes of determining the extent to which the Option Price or Purchase Price for Restricted Stock has been paid thereby, at their Fair Market Value on the date of exercise or surrender. Notwithstanding the foregoing, in the case of an Incentive Stock Option, the right to make payment in the form of already owned shares of Stock may be authorized only at the time of grant.

3. Cashless Exercise

With respect to an Option only (and not with respect to Restricted Stock), to the extent permitted by law and to the extent the Award Agreement so provides, payment of the Option Price may be made all or in part by delivery (on a form acceptable to the Company) of an irrevocable direction to a licensed securities broker acceptable to the Company to sell shares of Stock and to deliver all or part of the sales proceeds to the Company in payment of the Option Price and any withholding taxes described in Section 16.3.

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4. Other Forms of Payment

To the extent the Award Agreement so provides, payment of the Option Price or the Purchase Price for Restricted Stock may be made in any other form that is consistent with applicable laws, regulations and rules, including, but not limited to, the Company’s withholding of shares of Stock otherwise due to the exercising Grantee.

12. Terms and Conditions of Performance Awards

1. Performance Conditions

The right of a Grantee to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Committee. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions.

2. Performance Awards Granted to Designated Covered Employees

If and to the extent that the Committee determines that a Performance Award to be granted to a Grantee who is designated by the Committee as having the potential to be a Covered Employee should qualify as “performance-based compensation” for purposes of Section 162(m), the grant, exercise and/or settlement of such Performance Award shall be contingent upon achievement of pre-established performance goals and other terms set forth in this Section 12.2. Notwithstanding anything herein to the contrary, the Committee in its discretion may provide for Performance Awards to Covered Employees that are not intended to qualify as “performance-based compensation” for purposes of Section 162(m).

1. Performance Goals Generally

The performance goals for such Performance Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 12.2. Performance goals shall be objective and shall otherwise meet the requirements of Section 162(m) and regulations thereunder including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being “substantially uncertain.” The Committee may determine that such Performance Awards shall be granted, exercised and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant, exercise and/or settlement of such Performance Awards. Performance goals may, in the discretion of the Committee, be established on a Company-wide basis, or with respect to one or more business units, divisions, subsidiaries or business segments, as applicable. Performance goals may be absolute or relative (to the performance of one or more comparable companies or indices or based on year-over-year growth). To the extent consistent with the requirements of Section 162(m), the Committee may determine at the time that goals under this Section 12 are established, the extent to which measurement of performance goals may exclude the impact of charges for restructuring, discontinued operations, debt redemption or retirement, asset write downs, litigation or claim judgments or settlements, acquisitions or divestitures, foreign exchange gains and losses, and other unusual non-recurring items, and the cumulative effects of tax or accounting changes. Performance goals may differ for Performance Awards granted to any one Grantee or to different Grantees.

2. Business Criteria

One or more of the following business criteria for the Company, on a consolidated basis, and/or specified subsidiaries or business units of the Company (except with respect to the total stockholder return and earnings per share criteria), shall be used exclusively by the Committee in establishing performance goals for such Performance Awards: (a) cash flow; (b) earnings per share; (c) earnings measures (including EBIT and EBITDA)); (d) return on equity; (e) total stockholder return; (f) share price performance; (g) return on capital; (h) revenue; (i) income; (j) profit margin; (k) return on revenue; (l) brand recognition/acceptance; (m) customer metrics (including customer satisfaction, customer retention, customer profitability, or customer contract terms); (n) productivity; (o) expense targets; (p) market share; (q) cost control measures; (r) balance sheet metrics; (s) strategic initiatives; (t) implementation, completion or attainment of measurable objectives with respect to recruitment or retention of personnel or employee satisfaction; (u) return on assets; (v) successful completion of, or achievement of milestones or objectives related to, financing or capital raising transactions, strategic acquisitions or divestitures, joint ventures, partnerships, collaborations, or other transactions; (w) debt levels or reduction or debt ratios; (x) operating efficiency; or (y) any combination of the forgoing business criteria; provided, however, that such business criteria shall include any derivations of business criteria listed above (e.g., income shall include pre-tax income, net income, operating income, etc.).

TrueBlue, Inc. [ 2016 Proxy Statement ]

APPENDIX B	81

3. Timing for Establishing Performance Goals

Performance goals shall be established not later than 90 days after the beginning of any performance period applicable to such Performance Awards, or at such other date as may be required or permitted for “performance-based compensation” under Section 162(m).

4. Settlement of Performance Awards; Other Terms

Settlement of Performance Awards shall be in cash, Stock, other Awards or other property, in the discretion of the Committee. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with such Performance Awards.

3. Written Determinations

All determinations by the Committee as to the establishment of performance goals, the amount of any Performance Award pool or potential individual Performance Awards and as to the achievement of performance goals relating to Performance Awards, shall be made in writing in the case of any Award intended to qualify under Section 162(m) to the extent required by Section 162(m). To the extent permitted by Section 162(m), the Committee may delegate any responsibility relating to such Performance Awards.

4. Status of Section 12.2 Awards under Section 162(m)

It is the intent of the Company that Performance Awards under Section 12.2 hereof granted to persons who are designated by the Committee as having the potential to be Covered Employees within the meaning of Section 162(m) and regulations thereunder shall, if so designated by the Committee, constitute “qualified performance-based compensation” within the meaning of Section 162(m) and regulations thereunder. Accordingly, the terms of Section 12.2, including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with Section 162(m) and regulations thereunder. The foregoing notwithstanding, because the Committee cannot determine with certainty whether a given Grantee will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used herein shall mean only a person designated by the Committee, at the time of grant of Performance Awards, as having the potential to be a Covered Employee with respect to that fiscal year or any subsequent fiscal year. If any provision of the Plan or any agreement relating to such Performance Awards does not comply or is inconsistent with the requirements of Section 162(m) or regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

13. Requirements of Law

1. General

The Company shall not be required to sell or issue any shares of Stock under any Award if the sale or issuance of such shares would constitute a violation by the Grantee, any other individual exercising an Option, or the Company of any provision of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of any shares subject to an Award upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance or purchase of shares hereunder, no shares of Stock may be issued or sold to the Grantee or any other individual exercising an Option pursuant to such Award unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of the Award. Specifically, in connection with the Securities Act, upon the exercise of any Option or the delivery of any shares of Stock underlying an Award, unless a registration statement under such Act is in effect with respect to the shares of Stock covered by such Award, the Company shall not be required to sell or issue such shares unless the Board has received evidence satisfactory to it that the Grantee or any other individual exercising an Option may acquire such shares pursuant to an exemption from registration under the Securities Act. Any determination in this connection by the Board shall be final, binding, and conclusive. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of shares of Stock pursuant to the Plan to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option shall not be exercisable until the shares of Stock covered by such Option are registered or are exempt from registration, the exercise of such Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

2. Rule 16b-3

During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intent of the Company that Awards and the exercise

TrueBlue, Inc. [ 2016 Proxy Statement ]

82	APPENDIX B

of Options granted to officers and directors hereunder will qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Board or Committee does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Board, and shall not affect the validity of the Plan. In the event that Rule 16b-3 is revised or replaced, the Board may exercise its discretion to modify this Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.

14. Effect of Changes in Capitalization

1. Changes in Stock

If (a) the number of outstanding shares of Stock is increased or decreased or the shares of Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company occurring after the Effective Date or (b) there occurs any spin-off, split-up, extraordinary cash dividend or other distribution of assets by the Company, the number and kinds of shares for which grants of Awards may be made under the Plan (including the per-Grantee maximums set forth in Section 4) shall be equitably adjusted by the Company; provided that any such adjustment shall comply with Section 409A. In addition, in the event of any such increase or decease in the number of outstanding shares or other transaction described in clause (b) above, the number and kind of shares for which Awards are outstanding and the Option Price per share of outstanding Options and SAR Exercise Price per share of outstanding SARs shall be equitably adjusted; provided that any such adjustment shall comply with Section 409A.

2. Effect of Certain Transactions

Except as otherwise provided in an Award Agreement, in the event of a Corporate Transaction, the Plan and the Awards issued hereunder shall continue in effect in accordance with their respective terms, except that following a Corporate Transaction either (a) each outstanding Award shall be treated as provided for in the agreement entered into in connection with the Corporate Transaction or (b) if not so provided in such agreement, each Grantee shall be entitled to receive in respect of each share of Common Stock subject to any outstanding Awards, upon exercise or payment or transfer in respect of any Award, the same number and kind of stock, securities, cash, property or other consideration that each holder of a share of Common Stock was entitled to receive in the Corporate Transaction in respect of a share of Common stock; provided, however, that, unless otherwise determined by the Committee, such stock, securities, cash, property or other consideration shall remain subject to all of the conditions, restrictions and performance criteria which were applicable to the Awards prior to such Corporate Transaction. Without limiting the generality of the foregoing, the treatment of outstanding Options and SARs pursuant to this Section 14.2 in connection with a Corporate Transaction in which the consideration paid or distributed to the Company’s stockholders is not entirely shares of common stock of the acquiring or resulting corporation may include the cancellation of outstanding Options and SARs upon consummation of the Corporate Transaction as long as, at the election of the Committee, (a) the holders of affected Options and SARs have been given a period of at least fifteen days prior to the date of the consummation of the Corporate Transaction to exercise the Options or SARs (to the extent otherwise exercisable) or (b) the holders of the affected Options and SARs are paid (in cash or cash equivalents) in respect of each Share covered by the Option or SAR being canceled an amount equal to the excess, if any, of the per share price paid or distributed to stockholders in the Corporate Transaction (the value of any non-cash consideration to be determined by the Committee in its sole discretion) over the Option Price or SAR Exercise Price, as applicable. For avoidance of doubt, (1) the cancellation of Options and SARs pursuant to clause (b) of the preceding sentence may be effected notwithstanding anything to the contrary contained in this Plan or any Award Agreement and (2) if the amount determined pursuant to clause (b) of the preceding sentence is zero or less, the affected Option or SAR may be cancelled without any payment therefore. The treatment of any Award as provided in this Section 14.2 shall be conclusively presumed to be appropriate for purposes of Section 14.1.

3. Adjustments

Adjustments under this Section 14 related to shares of Stock or securities of the Company shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. No fractional shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share.

TrueBlue, Inc. [ 2016 Proxy Statement ]

APPENDIX B	83

15. No Limitations on Company

The making of Awards pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets.

16. Terms Applicable Generally to Awards Granted Under the Plan

1. Disclaimer of Rights

No provision in the Plan or in any Award Agreement shall be construed to confer upon any individual the right to remain in the employ or service of the Company or any Affiliate, or to interfere in any way with any contractual or other right or authority of the Company either to increase or decrease the compensation or other payments to any individual at any time, or to terminate any employment or other relationship between any individual and the Company. In addition, notwithstanding anything contained in the Plan to the contrary, unless otherwise stated in the applicable Award Agreement, no Award granted under the Plan shall be affected by any change of duties or position of the Grantee, so long as such Grantee continues to be a Service Provider. The obligation of the Company to pay any benefits pursuant to this Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein. The Plan shall in no way be interpreted to require the Company to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any Grantee or beneficiary under the terms of the Plan.

2. Nonexclusivity of the Plan

Neither the adoption of the Plan nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals), including, without limitation, the granting of stock options as the Board in its discretion determines desirable.

3. Withholding Taxes

The Company or an Affiliate, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Grantee any federal, state, or local taxes of any kind required by law to be withheld (a) with respect to the vesting of or other lapse of restrictions applicable to an Award, (b) upon the issuance of any shares of Stock upon the exercise of an Option or SAR, or (c) otherwise due in connection with an Award. At the time of such vesting, lapse, or exercise, the Grantee shall pay to the Company or the Affiliate, as the case may be, any amount that the Company or the Affiliate may reasonably determine to be necessary to satisfy such withholding obligation. The Company or the Affiliate, as the case may be, may in its sole discretion, require or permit the Grantee to satisfy such obligations, in whole or in part, (a) by causing the Company or the Affiliate to withhold the minimum required number of shares of Stock otherwise issuable to the Grantee as may be necessary to satisfy such withholding obligation or (b) by delivering to the Company or the Affiliate shares of Stock already owned by the Grantee. The shares of Stock so delivered or withheld shall have an aggregate Fair Market Value equal to such withholding obligations. The Fair Market Value of the shares of Stock used to satisfy such withholding obligation shall be determined by the Company or the Affiliate as of the date that the amount of tax to be withheld is to be determined. To the extent applicable, a Grantee may satisfy his or her withholding obligation only with shares of Stock that are not subject to any repurchase, forfeiture, unfulfilled vesting, or other similar requirements.

4. Captions

The use of captions in this Plan or any Award Agreement is for the convenience of reference only and shall not affect the meaning of any provision of the Plan or any Award Agreement.

5. Other Provisions

Each Award Agreement may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Board, in its sole discretion. In the event of any conflict between the terms of an employment agreement and the Plan, the terms of the employment agreement govern.

6. Number and Gender

With respect to words used in this Plan, the singular form shall include the plural form, the masculine gender shall include the feminine gender, etc., as the context requires.

TrueBlue, Inc. [ 2016 Proxy Statement ]

84	APPENDIX B

7. Severability

If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

8. Governing Law

The Plan shall be governed by and construed in accordance with the laws of the State of Washington without giving effect to the principles of conflicts of law, and applicable Federal law.

9. Section 409A

The Plan is intended to comply with Section 409A to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and administered to be in compliance therewith. Any payments described in the Plan that are due within the “short-term deferral period” as defined in Section 409A shall not be treated as deferred compensation unless applicable laws require otherwise. Notwithstanding anything to the contrary in the Plan, to the extent required to avoid accelerated taxation and tax penalties under Section 409A, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six (6) month period immediately following the Grantee’s Separation from Service shall instead be paid on the first payroll date after the six-month anniversary of the Grantee’s Separation from Service (or the Grantee’s death, if earlier). Notwithstanding the foregoing, neither the Company nor the Committee shall have any obligation to take any action to prevent the assessment of any excise tax or penalty on any Grantee under Section 409A and neither the Company nor the Committee will have any liability to any Grantee for such tax or penalty.

10. Separation from Service

The Board shall determine the effect of a Separation from Service upon Awards, and such effect shall be set forth in the appropriate Award Agreement. Without limiting the foregoing, the Board may provide in the Award Agreements at the time of grant, or any time thereafter with the consent of the Grantee, the actions that will be taken upon the occurrence of a Separation from Service, including, but not limited to, accelerated vesting or termination, depending upon the circumstances surrounding the Separation from Service.

11. Transferability of Awards

1. Transfers in General

Except as provided in Section 16.11.2, no Award shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution, and, during the lifetime of the Grantee, only the Grantee personally (or the Grantee’s personal representative) may exercise rights under the Plan.

2. Family Transfers

If authorized in the applicable Award Agreement, a Grantee may transfer, not for value, all or part of an Award (other than Incentive Stock Options) to any Family Member. For the purpose of this Section 16.11.2, a “not for value” transfer is a transfer which is (a) a gift, (b) a transfer under a domestic relations order in settlement of marital property rights; or (c) a transfer to an entity in which more than fifty percent of the voting interests are owned by Family Members (or the Grantee) in exchange for an interest in that entity. Following a transfer under this Section 16.11.2, any such Award shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer. Subsequent transfers of transferred Awards are prohibited except to Family Members of the original Grantee in accordance with this Section 16.11.2 or by will or the laws of descent and distribution.

12. Dividends and Dividend Equivalent Rights

If specified in the Award Agreement, the recipient of an Award under this Plan may be entitled to receive, currently or on a deferred basis, dividends or dividend equivalents with respect to the Common Stock or other securities covered by an Award. The terms and conditions of a dividend equivalent right may be set forth in the Award Agreement. Dividend equivalents credited to a Grantee may be paid currently or may be deemed to be reinvested in additional shares of Stock or other securities of the Company at a price per unit equal to the Fair Market Value of a share of Stock on the date that such dividend was paid to stockholders, as determined in the sole discretion of the Committee. Notwithstanding the foregoing, in no event will dividends or dividend equivalents on any Award which is subject to the achievement of performance criteria be payable before the Award has become earned and payable.

The Plan was approved by the Compensation Committee of the TrueBlue Board of Directors on March 11, 2016 and submitted for approval by the shareholders of the Company on May 11, 2016.

TrueBlue, Inc. [ 2016 Proxy Statement ]

NYSE Symbol: TBI www.trueblue.com

TRUEBLUE, INC.
C/O COMPUTERSHARE
350 INDIANA STREET
SUITE 750
GOLDEN, CO 80401

VOTE BY INTERNET - www.proxyvote.com or scan the QR code above Transmit your voting instructions online until 11:59 P.M. Eastern Time Tuesday, May 10, 2016. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receive all future proxy statements, proxy cards and annual reports electronically via e-mail or the internet. To sign up for electronic delivery, please follow the instructions above to vote using the internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Call to transmit your voting instructions until 11:59 P.M. Eastern Time Tuesday, May 10, 2016. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
E05994-P74632	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

TRUEBLUE, INC.

The Board of Directors recommends you vote FOR the following:

1.	Election of Directors

	Nominees:		For	Against	Abstain

	1a.	Colleen B. Brown	☐	☐	☐

	1b.	Steven C. Cooper	☐	☐	☐

	1c.	William C. Goings	☐	☐	☐

	1d.	Stephen M. Robb	☐	☐	☐

	1e.	Jeffrey B. Sakaguchi	☐	☐	☐

	1f.	Joseph P. Sambataro, Jr.	☐	☐	☐

	1g.	Bonnie W. Soodik	☐	☐	☐

	1h.	William W. Steele	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

The Board of Directors recommends you vote FOR proposals 2, 3, 4, 5, 6, and 7.		For	Against	Abstain

2.	To amend our Articles of Incorporation to remove Board of Directors classification provisions.	☐	☐	☐

3.	To amend our Articles of Incorporation to remove restrictions on increases in the size of the Board of Directors.	☐	☐	☐

4.	To amend our Articles of Incorporation to update the indemnification provisions.	☐	☐	☐

5.	To approve, by advisory vote, compensation for our named executive officers.	☐	☐	☐

6.	To approve the 2016 TrueBlue Omnibus Incentive Plan.	☐	☐	☐

7.	To ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending January 1, 2017.	☐	☐	☐

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com.

E05995-P74632

TRUEBLUE, INC.
For Annual Meeting of the Shareholders

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Joseph P. Sambataro, Jr. and James E. Defebaugh (collectively, the "Proxies"), and each of them, with full power of substitution, as proxies to vote the shares which the undersigned is entitled to vote at the annual meeting of the Company to be held at 10:00 a.m. (Pacific Daylight Time) on Wednesday, May 11, 2016, at 1015 A Street, Tacoma, Washington, and at any adjournment thereof.

This proxy, when properly signed will be voted in the manner directed herein by the undersigned shareholder and with respect to any other business that may properly become before the meeting, in accordance with the discretion of the proxies. Unless otherwise specified herein, the Proxies, in their discretion, are further authorized to vote:

FOR PROPOSAL 1 (the election of directors nominated by the Board of Directors);
FOR PROPOSAL 2 (amending our Articles of Incorporation to remove Board of Directors classification provisions);
FOR PROPOSAL 3 (amending our Articles of Incorporation to remove restrictions on increases in the size of the
Board of Directors);
FOR PROPOSAL 4 (amending our Articles of Incorporation to update the indemnification provisions);
FOR PROPOSAL 5 (advisory vote approving executive compensation);
FOR PROPOSAL 6 (approval of the 2016 TrueBlue Omnibus Incentive Plan); and
FOR PROPOSAL 7 (ratification of selection of independent registered public accounting firm).

Continued and to be signed on reverse side